As filed with the Securities and Exchange Commission on April 27, 2007

1933 Act Registration Number:  33-53698
1940 Act Registration Number: 811-07322

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X
Pre-Effective Amendment Number:
Post-Effective Amendment Number: 32	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X
Amendment Number: 33

The Integrity Funds
(Exact Name of Registrant as Specified in Charter)

1 North Main, Minot, North Dakota 58703
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (701) 852-5292

Mark R. Anderson Integrity Mutual Funds, Inc. 1 North Main Street Minot, ND 58703	With a copy to: Mark J. Kneedy Chapman and Cutler LLP 111 West Monroe Street Chicago, IL 60603

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  As soon as practicable after effectiveness.

It is proposed that this filing will become effective (check appropriate box):

Immediate upon filing pursuant to paragraph (b)
X	On May 1, 2007, pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
On ______________, pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
On ______________, pursuant to paragraph (a)(2) of rule 485
60 days after filing pursuant to paragraph (a)(1)

If appropriate, check the following box:

X	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

May 1, 2007

[Logo]

THE INTEGRITY FUNDS

CLASS A AND CLASS C SHARES

INTEGRITY SMALL CAP GROWTH FUND

INTEGRITY HEALTH SCIENCES FUND

INTEGRITY TECHNOLOGY FUND

INTEGRITY GROWTH & INCOME FUND

INTEGRITY ALL SEASON FUND

INTEGRITY HIGH INCOME FUND

Only the Integrity All Season Fund and Integrity High Income Fund currently offer Class C Shares.

Prospectus

This prospectus is intended to provide important information to help you evaluate whether The Integrity Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference. To learn more about how The Integrity Funds can help you achieve your financial goals, call us at (800) 276-1262.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

INTEGRITY SMALL CAP GROWTH FUND	1
Fund Summary	1
How the Fund has Performed	3
INTEGRITY HEALTH SCIENCES FUND	5
Fund Summary	5
How the Fund has Performed	8
INTEGRITY TECHNOLOGY FUND	9
Fund Summary	9
How the Fund has Performed	12
INTEGRITY GROWTH & INCOME FUND	13
Fund Summary	13
How the Fund has Performed	16
INTEGRITY ALL SEASON FUND	17
Fund Summary	17
How the Fund has Performed	21
INTEGRITY HIGH INCOME FUND	22
Fund Summary	22
How the Fund has Performed	26
WHAT ARE THE FUNDS’ FEES AND EXPENSES?	27
COST OF INVESTING EXAMPLES	28
FUND MANAGEMENT	28
PORTFOLIO HOLDINGS DISCLOSURE	32
THE SHARES WE OFFER	32
HOW TO REDUCE YOUR SALES CHARGE	33
HOW TO BUY SHARES	34
IMPORTANT INFORMATION ABOUT PURCHASES	35
SPECIAL SERVICES	37
HOW TO SELL SHARES	37
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	38
DISTRIBUTIONS	40
FEDERAL TAX MATTERS	40
DISTRIBUTION AND SERVICE PLANS (12b-1)	42
NET ASSET VALUE	42
FUND SERVICE PROVIDERS	43
SHAREHOLDER INQUIRIES	43
FINANCIAL HIGHLIGHTS	43

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEGRITY SMALL CAP GROWTH FUND

Fund Summary

Investment Objective

The Integrity Small Cap Growth Fund (the “Small Cap Growth Fund” or a “Fund”) seeks to provide long‑term capital appreciation. This investment objective is non-fundamental, which means the objective may be changed without shareholder vote. Shareholders would be given at least 60 days’ notice prior to any such change.

Principal Strategies: How the Fund Pursues its Objectives

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of small domestic and foreign issuers. The Fund considers “small” issuers to be those with market capitalization values between $100 million and $15 billion at the time of investment or companies that are in the Russell 2000 Index (without regard to their market capitalization) at the time of investment. The Fund may continue to invest in and retain in its portfolio the stocks of companies whose market capitalization values exceed $15 billion after initial acquisition.

The Fund may invest in companies that have recently commenced operations and do not have significant revenues (development stage companies). Integrity Money Management, Inc. (the “Investment Adviser”) will select investments it believes to have potential for rapid growth in earnings or revenues due to expanded operations, new products, new technologies, new channels of distribution, revitalized management or general industry conditions. Current income will not be a factor in selecting investments for the Fund. The Fund will invest primarily in the securities of U.S. issuers but it may also invest in the securities of foreign issuers.

The Fund may:

•

Invest in U.S. and foreign government and corporate debt obligations and money market instruments. Under abnormal market conditions, the Fund may invest without limit in these securities, which may cause the Fund to fail to achieve its investment objective. The Fund has not established minimum quality standards for its investments in debt securities.

•

Buy and sell (write) put and call options on stocks, shares of exchange traded funds (“ETFs”) and stock indexes and invest in futures contracts for the purchase or sale of stock indexes and buy and sell options on such futures contracts for hedging purposes. These investment strategies are used to hedge against changes in the values of securities the Fund owns or expects to purchase and are not used for speculation.

•	Enter into repurchase agreements that typically are approximately 30 days in length.

In addition, the Fund may also invest in other investment companies to the extent permitted by federal law and any exemptions granted to the Fund by the Securities and Exchange Commission (the “SEC”).

Temporary Defensive Positions and Cash Management Investments

The Fund may also, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in money market mutual funds and high quality short-term fixed income securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers’ acceptances and U.S. government securities. During such times, the Fund may be unable to pursue its investment objective, and such positions could reduce the benefit from any upswing in the market. In addition, the Fund may from time to time invest in shares of money market mutual funds and/or high quality short-term fixed income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

Principal Risks: What are the Risks of Investing in the Fund?

An investment in the Fund is subject to investment risks, and you can lose money on your investment. There is no guarantee that the Fund will achieve its investment objective. The principal risks of the Fund include the following:

Market and Economic Risk

The prices of the securities in which the Fund invests may fluctuate, at times dramatically, for a number of reasons, including:

•	Actual earnings that do not meet generally accepted forecasts or estimates of earnings;
•	Changes in the general interest rate environment that have a negative impact on the valuation of earnings;
•	The market undervaluing the stocks in the Fund’s portfolio;
•	Developments affecting a particular issuer or a particular industry or geographic sector;
•	A general decline in the stock market; and
•	Social or political changes that alter investors’ future expectations of company earnings.

Style Risk

The Fund is managed according to a growth investing style, and therefore is subject to the risks associated with this style. One risk is that a growth investing style may fall out of favor with investors for a period of time during which the Fund may underperform other funds that employ a different style. For example, growth oriented funds typically will underperform value oriented funds when a value investing style is in favor. In addition, growth stocks typically are more volatile than value stocks due to their relatively high valuations and sensitivity to investor perceptions of the issuer’s growth potential. As a result, the price of a growth stock may experience a larger decline on a forecast of lower earnings or other negative development, than would a value stock. Furthermore, because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

Risks of Development Stage and Small Cap Stocks

Stocks of development stage and small capitalization companies involve substantial risks. These stocks may trade less frequently and in more limited volumes than stocks of other companies. Thus, these stocks historically have experienced greater price volatility than stocks of more established and larger capitalization companies, and they may be expected to do so in the future. Moreover, start-up and other small companies may lack the competitive strengths of larger companies, may be dependent upon a small or inexperienced management group, and may have limited product lines, unproven track records or inadequate capital reserves. Key information about these companies may be inaccurate or unavailable, and their earnings are less predictable than more established companies. Stocks of these companies may therefore be more vulnerable to adverse business or economic events than larger, more established companies. In addition, during any period when smaller companies stocks fall behind other types of investments--bonds or large cap stocks, for instance--the portfolio’s performance also will lag these investments.

Risks of Foreign Securities

Investments in securities of non-U.S. issuers have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non-domestic persons such as the Fund, less regulation, less information, currency fluctuations and interruptions in currency flow. Investments in foreign securities also entail higher costs. The Fund’s investments in foreign securities may be in the form of sponsored or unsponsored depositary receipts, such as American Depositary Receipts (“ADRs”), Global Depositary Receipts and European Depositary Receipts. Ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security, and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts.

U.S. Agency Securities Risk

The Fund may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is sold and replaced with new securities during a year is known as the Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the Fund of increased brokerage costs and the realization of taxable capital gains. The Fund generally adjusts its portfolio in view of prevailing or anticipated market conditions and the Fund’s investment objective. The Fund, however, may also make short-term trades to take advantage of market opportunities. High portfolio turnover increases the Fund’s transaction costs, which could adversely affect the Fund’s performance, and could result in higher levels of taxable realized gains to shareholders.

Hedging Risk

The ability of the Fund to benefit from options and futures is largely dependent on the Investment Adviser’s ability to use these strategies successfully. If the Investment Adviser’s judgment about the general direction of markets is wrong, the overall performance of the Fund will be poorer than if no such futures and options had been used. In addition, the Fund’s ability to effectively hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund’s portfolio. Consequently, if the price of the futures contract or option moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The Fund could lose money on futures transactions or will lose money if a purchased option expires worthless. Losses (or gains) involving futures contracts can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. Use of options may also (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for purchase prices higher than, or sale prices lower than, current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and/or reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

Risks of Debt Obligations

To the extent that the Fund invests in debt obligations, it will be subject to related risks, including credit risk, income risk and interest rate risk. Credit risk is generally the risk that an issuer of a security will fail to pay principal and interest in a timely manner. Income risk is generally the risk that falling interest rates will cause the Fund’s income to decline. Interest rate risk generally is the risk that bond prices overall will decline over short or even long periods of time due to rising interest rates.

Risks of Repurchase Agreements

To the extent that the Fund invests in repurchase agreements, it will be subject to related risks, including the risk that the original seller might default on its obligation to repurchase the securities.

Risks Related to Investments in Other Investment Companies

The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. The securities of other investment companies may also be leveraged and will therefore be subject to leverage risk. If the Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage.By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and other investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Shareholders would therefore be subject to duplicative fees and expenses to the extent the Fund invests in other investment companies.

Additional information regarding the investment policies and restrictions of the Fund is available in the Fund’s Statement of Additional Information (“SAI”), which is available free of charge, upon request, by calling Integrity Mutual Funds, Inc. (the “Company” or “Integrity Mutual Funds”) at 800-276-1262, or by visiting the Fund’s website at www.integrityfunds.com.

Is the Fund Right for You?

You may wish to invest in the Fund if you:

•	Have a long-term investment horizon;
•	Seek a fund that takes an active approach to investing in small cap growth companies;
•	Seek a fund that may complement a large cap portion of your portfolio; or
•

Are willing to accept fluctuations in the value of your portfolio, as the broader market changes its preference for either small cap or large cap companies, in exchange for the possibility of earning higher long-term returns.

You may not wish to invest in the Fund if you:

•	Have a short-term investment horizon;
•	Seek exposure to large cap companies or a more value-oriented approach to investing in equities;
•	Seek safety of principal; or
•	Seek regular income.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How the Fund has Performed

The following bar chart and table present the performance of the Fund’s Class A shares. The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one and five years and since inception compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of its future performance.

The bar chart shows the Fund’s annual returns on a before-tax basis and without sales charges. If taxes or sales charges were included, the annual returns would be lower than those shown. The table shows the Fund’s average annual total returns for the Fund on a before and after-tax basis and as compared to the returns of a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results.

The results prior to September 19, 2003, the date the Investment Adviser commenced management of the Fund’s portfolio, were achieved while the Fund was managed by other investment advisers that used different investment strategies and techniques, which may have produced different investment results than those achieved by the current Investment Adviser.

Per Share Total Return per Calendar Year

[Bar Chart]

2000	(3.16)%
2001	(12.33)%
2002	(24.52)%
2003	30.34%
2004	12.05%
2005	11.65%
2006	7.73%

For the periods shown, the highest and lowest quarterly returns were 16.55% and (19.88)% for the quarters ending June 30, 2003 and September 28, 2001, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund’s sales charges, which would reduce returns, while the average annual total return table below does reflect applicable sales charges.

Average Annual Total Return for the periods ended December 31, 2006
	1 Year	5 Years	Since Inception[1]
Return Before Taxes	1.57%	4.55%	8.62%
Return After Taxes on Distributions	(3.68)%	2.82%	6.92%
Return After Taxes on Distributions and Sale of Fund Shares	7.36%	3.84%	7.32%
Russell 2000® Index[2]	18.37%	11.38%	10.46%
Lipper Small-Cap Growth Funds Index[3]	10.65%	6.23%	7.77%
[1]The inception date for the Fund is April 5, 1999.

[2]The Russell 2000® Index is an unmanaged index of common stock prices of 2,000 mid- and smaller capitalization companies. It measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market. No deduction is reflected for fees, expenses or taxes. Index return is shown from April 5, 1999.

[3]The Lipper Small-Cap Growth Funds Index consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small cap growth funds typically invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will typically have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. No deduction is reflected for fees, expenses or taxes. Index return is shown from April 5, 1999.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INTEGRITY HEALTH SCIENCES FUND

Fund Summary

Investment Objective

The Integrity Health Sciences Fund (the “Health Sciences Fund” or a “Fund”) seeks to provide long-term growth of capital. This investment objective is non-fundamental, which means the objective may be changed without shareholder vote. Shareholders would be given at least 60 days’ notice prior to any such change.

Principal Strategies: How the Fund Pursues its Objectives

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity and debt securities of U.S. and foreign health sciences companies. Health sciences companies are defined as enterprises that commit at least 50% of their assets to, or derive at least 50% of their revenues or operating profits from, research, development, production or distribution of products or services related to health care, medicine or the life sciences (a “health sciences business”). The Investment Adviser may deem health sciences companies to include those that have the potential for capital appreciation as a result of particular products, technology, patents or other market advantages in a health sciences business offered to the public as being primarily engaged in a health sciences business. A substantial percentage of such company’s expenses will be related to a health sciences business and exceed revenues from non-health sciences businesses. The Investment Adviser targets securities that have certain characteristics of “growth” stocks including high earnings growth rates, favorable forecast earnings and price momentum characteristics, typically selling at reasonable price-earnings ratios.

The Fund’s investments will be principally in equity securities of health sciences companies. Equity securities include common and preferred stocks, rights and warrants, and securities exchangeable for or convertible into common stocks. Since the Fund concentrates its investments in health sciences-related industries, it may be particularly subject to investment risks associated with those industries and the companies in those industries, which are described in more detail below.

The Fund may:

•	Invest in foreign securities.
•	Invest in U.S. government obligations, money market instruments and repurchase agreements for investment purposes.
•

Buy and sell (write) put and call options on stocks, shares of ETFs and stock indexes and invest in futures contracts for the purchase or sale of stock indexes and buy and sell options on such futures contracts for hedging purposes. These investment strategies are used in an attempt to hedge against changes in the values of securities the Fund owns or expects to purchase and are not used for speculation.

•

Invest in companies of any size, including development stage companies (companies that have recently commenced operations and do not have significant revenues) and small capitalization companies (companies that have market capitalization of $1.5 billion or less) at the time of purchase.

•	Invest up to 20% of its assets in debt securities, including debt securities rated below investment grade (“junk bonds”).
•	Enter into repurchase agreements that typically are approximately 30 days in length.

In addition, the Fund may also invest in other investment companies to the extent permitted by federal law and any exemptions granted to the Fund by the SEC.

Temporary Defensive Positions and Cash Management Investments

The Fund may also, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in money market mutual funds and high quality short-term fixed income securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers’ acceptances and U.S. government securities. During such times, the Fund may be unable to pursue its investment objective, and such positions could reduce the benefit from any upswing in the market. In addition, the Fund may from time to time invest in shares of money market mutual funds and/or high quality short-term fixed income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

Principal Risks: What are the Risks of Investing in the Fund?

An investment in the Fund is subject to investment risks, and you can lose money on your investment. There is no guarantee that the Fund will achieve its investment objective. The principal risks of the Fund include the following:

Market and Economic Risk

The prices of the securities in which the Fund invests may fluctuate, at times dramatically, for a number of reasons, including:

•	Actual earnings that do not meet generally accepted forecasts or estimates of earnings;
•	Changes in the general interest rate environment that have a negative impact on the evaluation of earnings;
•	The market undervaluing the stocks in the Fund’s portfolio;
•	Developments affecting particular issuers or a particular industry or geographic sector;
•	A general decline in the stock market; and
•	Social or political changes that alter investors’ future expectations of company earnings.

Risks of Health Sciences Companies

Because the Fund invests primarily in stocks of health sciences companies, it is particularly susceptible to risks associated with these companies. The Fund’s performance will depend on the performance of securities of issuers in health sciences-related industries, which may differ from general stock market performance. The products and services of health sciences companies may become rapidly obsolete due to technological and scientific advances. In addition, governmental regulation may have a material effect on the demand for products and services of these companies, and new or amended regulations can adversely affect these issuers.

Risks of Non-Diversification

Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers that will be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Risks of Development Stage and Small Cap Stocks

Stocks of development stage and small capitalization companies involve substantial risks. These stocks may trade less frequently and in more limited volumes than stocks of other companies. Thus, these stocks historically have experienced greater price volatility than stocks of more established and larger capitalization companies, and they may be expected to do so in the future. Moreover, start-up and other small companies may lack the competitive strengths of larger companies, may be dependent upon a small or inexperienced management group, and may have limited product lines, unproven track records or inadequate capital reserves. Key information about these companies may be inaccurate or unavailable, and their earnings are less predictable than more established companies. Stocks of these companies may therefore be more vulnerable to adverse business or economic events than larger, more established companies. In addition, during any period when smaller companies stocks fall behind other types of investments--bonds or large cap stocks, for instance--the portfolio’s performance also will lag these investments.

Risks of Foreign Securities

Investments in securities of non-U.S. issuers have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non-domestic persons such as the Fund, less regulation, less information, currency fluctuations and interruptions in currency flow. Investments in foreign securities also entail higher costs. The Fund’s investments in foreign securities may include investments in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”). Ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security, and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts.

Interest Rate and Credit Rating Risks of Debt Securities

The value of the Fund’s investments in debt instruments will tend to fall if current interest rates increase and to rise if current interest rates decline. Moreover, the value of the Fund’s debt instruments will generally decline if the credit rating of the issuer declines, while their value will be favorably affected by an increased credit rating. Also, an issuer whose credit rating has declined may be unable to make payments of principal and/or interest.

Risks of Lower Rated Securities

The Fund has not established minimum quality standards for its investments in debt securities and it may invest in high yield securities, also known as “junk” bonds. Securities rated BBB or Baa by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) may have speculative characteristics, and securities rated BB or Ba and unrated securities are subject to higher risk of non-payment of principal or interest, or both, than higher rated securities.

Income Risk

Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

U.S. Agency Securities Risk

The Fund may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is sold and replaced with new securities during a year is known as the Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the Fund of increased brokerage costs and the realization of taxable capital gains. The Fund generally adjusts its portfolio in view of prevailing or anticipated market conditions and the Fund’s investment objective. The Fund, however, may also make short-term trades to take advantage of market opportunities. High portfolio turnover increases the Fund’s transaction costs, which could adversely affect the Fund’s performance, and could result in higher levels of taxable realized gains to shareholders.

Hedging Risk

The ability of the Fund to benefit from options and futures is largely dependent on the Investment Adviser’s ability to use these strategies successfully. If the Investment Adviser’s judgment about the general direction of markets is wrong, the overall performance of the Fund will be poorer than if no such futures and options had been used. In addition, the Fund’s ability to effectively hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund’s portfolio. Consequently, if the price of the futures contract or option moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The Fund could lose money on futures transactions or will lose money if a purchased option expires worthless. Losses (or gains) involving futures contracts can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. Use of options may also (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for purchase prices higher than, or sale prices lower than, current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and/or reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA, and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

Risks of Repurchase Agreements

To the extent that the Fund invests in repurchase agreements, it will be subject to related risks, including the risk that the original seller might default on its obligation to repurchase the securities.

Risks Related to Investments in Other Investment Companies

The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. The securities of other investment companies may also be leveraged and will therefore be subject to leverage risk. If the Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage.By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and other investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Shareholders would therefore be subject to duplicative fees and expenses to the extent the Fund invests in other investment companies.

Additional information regarding the investment policies and restrictions of the Fund is available in the Fund’s SAI, which is available free of charge, upon request, by calling Integrity Mutual Funds at 800-276-1262, or by visiting the Fund’s website at www.integrityfunds.com.

Is the Fund Right for You?

You may wish to invest in the Fund if you:

•	Have a long-term investment horizon;
•	Seek a fund that takes an active approach to investing in small cap growth companies;
•	Seek a fund that may complement other portions of your portfolio;
•	Seek a fund that primarily invests in the health sciences stock sector; or
•

Are willing to accept short-term fluctuations in the value of your portfolio, as the broader market changes its preference for market sectors, in exchange for the possibility of earning higher long-term returns.

You may not wish to invest in the Fund if you:

•	Have a short-term investment horizon;
•	Seek exposure to a more value-oriented approach to investing in equities;
•	Seek a diversified approach to investing in the stock market that does not focus on one sector of the market;
•	Seek safety of principal; or
•	Seek regular income.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How the Fund has Performed

The following bar chart and table present the performance of the Fund’s Class A shares. The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one and five years and since inception compare with those of a broad measure of market performance. How the portfolio has performed in the past (before and after taxes) is not necessarily an indication of its future performance.

The bar chart shows the Fund’s annual returns on a before-tax basis and without sales charges. If taxes or sales charges were included, the annual returns would be lower than those shown. The table shows the Fund’s average annual total returns for the Fund on a before and after-tax basis and as compared to the returns of a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results.

The results prior to September 19, 2003, the date the Investment Adviser commenced management of the Fund’s portfolio, were achieved while the Fund was managed by other investment advisers that used different investment strategies and techniques, which may have produced different investment results than those achieved by the current Investment Adviser.

Per Share Total Return per Calendar Year

[Bar Chart]

2001	(8.78)%
2002	(32.73)%
2003	30.78%
2004	1.95%
2005	14.57%
2006	3.81%

For the periods shown, the highest and lowest quarterly returns were 19.86% and (25.17)% for the quarters ending June 30, 2001 and March 30, 2001, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund’s sales charges, which would reduce returns, while the average annual total return table below does reflect applicable sales charges.

Average Annual Total Return for the periods ended December 31, 2006
	1 Year	5 Years	Since Inception[1]
Return Before Taxes	(2.19)%	0.11%	1.06%
Return After Taxes on Distributions	(2.19)%	0.11%	1.01%
Return After Taxes on Distributions and Sale of Fund Shares	(1.42)%	0.09%	0.89%
S&P 500® Index[2]	15.79%	6.19%	0.95%
Lipper Health/Biotech Funds Index[3]	4.80%	4.68%	3.94%
[1]The inception date for the Fund is June 19, 2000.

[2]The S&P 500® Index is a market value weighted index consisting of the common stocks of 500 major corporations selected by Standard & Poor’s® for their market size, liquidity and industry group representation. No deduction is reflected for fees, expenses or taxes. Index return is shown from June 19, 2000.

[3]The Lipper Health/Biotech Funds Index consists of funds that invest 65% of their equity portfolio in shares of companies engaged in health care, medicine, and biotechnology. No deduction is reflected for fees, expenses or taxes. Index return is shown from June 19, 2000.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INTEGRITY TECHNOLOGY FUND

Fund Summary

Investment Objective

The Integrity Technology Fund (the “Technology Fund” or a “Fund”) seeks to provide long-term growth of capital. This investment objective is non-fundamental, which means the objective may be changed without shareholder vote. Shareholders would be given at least 60 days’ notice prior to any such change.

Principal Strategies: How the Fund Pursues its Objectives

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in common stocks of companies that the Investment Adviser believes have either developed or will develop products, processes or services that will provide or benefit significantly from technological innovations, advances and improvements. These may include:

•	Innovations in the health care industry;
•	Inexpensive computing power, such as personal computers;
•	Improved methods of communications, such as satellite transmission; and
•	Technology-related services, such as Internet-related marketing services.

The prime emphasis of the Fund is to identify companies that the Investment Adviser believes are positioned to benefit from technological advances in areas such as health care, semiconductors, computers, software, communications and online services.

Since the Fund concentrates its investments in technology-related industries, it may be particularly subject to investment risks associated with those industries and the companies in those industries, which are discussed in more detail below.

The Investment Adviser will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet. The Fund may invest in companies of any size, including development stage companies (companies that have recently commenced operations and do not have significant revenues) and other small capitalization companies (market capitalization of $1.5 billion or less) at the time of purchase.

The Fund may:

•	Invest up to 25% of its total assets in ADRs for foreign companies that are traded on a U.S. securities exchange or on the NASDAQ stock market.
•	Invest in U.S. government obligations and money market instruments.
•

Buy and sell (write) put and call options on stocks, shares of ETFs and stock indexes and invest in futures contracts for the purchase or sale of stock indexes and buy and sell options on such futures contracts for hedging purposes. These investment strategies are used to hedge against changes in the values of securities the Fund owns or expects to purchase and are not used for speculation.

•	Enter into repurchase agreements that typically are approximately 30 days in length.

In addition, the Fund may also invest in other investment companies to the extent permitted by federal law and any exemptions granted to the Fund by the SEC.

Temporary Defensive Positions and Cash Management Investments

The Fund may also, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in money market mutual funds and high quality short-term fixed income securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers’ acceptances and U.S. government securities. During such times, the Fund may be unable to pursue its investment objective, and such positions could reduce the benefit from any upswing in the market. In addition, the Fund may from time to time invest in shares of money market mutual funds and/or high quality short-term fixed income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

Principal Risks: What are the Risks of Investing in the Fund?

An investment in the Fund is subject to investment risks, and you can lose money on your investment. There is no guarantee that the Fund will achieve its investment objective. The principal risks of the Fund include the following:

Market and Economic Risk

The prices of the securities in which the Fund invests may fluctuate, at times dramatically, for a number of reasons, including:

•	Actual earnings that do not meet generally accepted forecasts or estimates of earnings;
•	Changes in the general interest rate environment that have a negative impact on the valuation of earnings;
•	The market undervaluing the stocks in the Fund’s portfolio;
•	Developments affecting a particular issuer or a particular industry or geographic sector;
•	A general decline in the stock market; and
•	Social or political changes that alter investors’ future expectations of company earnings.

Risks of Technology-Related Companies

Because the Fund invests primarily in stocks of technology-related companies, it is particularly susceptible to risks associated with these companies. The Fund’s performance will depend on the performance of securities of issuers in technology-related industries, which may differ from general stock market performance. The products and services of technology-related companies may become rapidly obsolete due to technological advances, competing technologies or price competition. In addition, government regulation may have a material effect on the demand for products and services of these companies, and new or amended regulations can adversely affect these companies or the market value of their securities. Finally, lawsuits or legal proceedings against these companies can adversely affect the value of their securities.

Risks of Non-Diversification

Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers that will be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Risks of Development Stage and Small Cap Stocks

Stocks of development stage and small capitalization companies involve substantial risks. These stocks may trade less frequently and in more limited volumes than stocks of other companies. Thus, these stocks historically have experienced greater price volatility than stocks of more established and larger capitalization companies, and they may be expected to do so in the future. Moreover, start-up and other small companies may lack the competitive strengths of larger companies, may be dependent upon a small or inexperienced management group, and may have limited product lines, unproven track records or inadequate capital reserves. Key information about these companies may be inaccurate or unavailable, and their earnings are less predictable than more established companies. Stocks of these companies may therefore be more vulnerable to adverse business or economic events than larger, more established companies. In addition, during any period when smaller companies stocks fall behind other types of investments--bonds or large cap stocks, for instance--the portfolio’s performance also will lag these investments.

Risks of Foreign Securities

Investments in securities of non-U.S. issuers have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non-domestic persons such as the Fund, less regulation, less information, currency fluctuations and interruptions in currency flow. Investments in foreign securities also entail higher costs. The Fund’s investments in foreign securities may be in the form of sponsored or unsponsored ADRs. Ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security, and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts.

U.S. Agency Securities Risk

The Fund may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is sold and replaced with new securities during a year is known as the Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the Fund of increased brokerage costs and the realization of taxable capital gains. The Fund generally adjusts its portfolio in view of prevailing or anticipated market conditions and the Fund’s investment objective. The Fund, however, may also make short-term trades to take advantage of market opportunities. High portfolio turnover increases the Fund’s transaction costs, which could adversely affect the Fund’s performance, and could result in higher levels of taxable realized gains to shareholders.

Hedging Risk

The ability of the Fund to benefit from options and futures is largely dependent on the Investment Adviser’s ability to use these strategies successfully. If the Investment Adviser’s judgment about the general direction of markets is wrong, the overall performance of the Fund will be poorer than if no such futures and options had been used. In addition, the Fund’s ability to effectively hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund’s portfolio. Consequently, if the price of the futures contract or option moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The Fund could lose money on futures transactions or will lose money if a purchased option expires worthless. Losses (or gains) involving futures contracts can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. Use of options may also (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for purchase prices higher than, or sale prices lower than, current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and/or reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA, and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

Risks of Repurchase Agreements

To the extent that the Fund invests in repurchase agreements, it will be subject to related risks, including the risk that the original seller might default on its obligation to repurchase the securities.

Risks Related to Investments in Other Investment Companies

The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. The securities of other investment companies may also be leveraged and will therefore be subject to leverage risk. If the Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and other investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Shareholders would therefore be subject to duplicative fees and expenses to the extent the Fund invests in other investment companies.

Additional information regarding the investment policies and restrictions of the Fund is available in the Fund’s SAI, which is available free of charge, upon request, by calling Integrity Mutual Funds at 800-276-1262, or by visiting the Fund’s website at www.integrityfunds.com.

Is the Fund Right for You?

You may wish to invest in the Fund if you:

•	Have a long-term investment horizon;
•	Seek a fund that takes an active approach to investing in technology companies;
•	Seek a fund that may complement a more diversified portion of your portfolio; or
•	Are willing to accept fluctuations in the value of your portfolio, as the broader market changes its preference for market sectors, in exchange for the possibility of earning higher long-term returns.

You may not wish to invest in the Fund if you:

•	Have a short-term investment horizon;
•	Seek a diversified approach to investing in the stock market that does not focus on one sector of the stock market;
•	Seek exposure to a more value-oriented approach to investing in equities;
•	Seek safety of principal; or
•	Seek regular income.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How the Fund has Performed

The following bar chart and table present the performance of the Fund’s Class A shares. The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one and five years and since inception compare with those of a broad measure of market performance. How the portfolio has performed in the past (before and after taxes) is not necessarily an indication of its future performance.

The bar chart shows the Fund’s annual returns on a before-tax basis and without sales charges. If taxes or sales charges were included, the annual returns would be lower than those shown. The table shows the Fund’s average annual total returns for the Fund on a before and after-tax basis and as compared to the returns of a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results.

The results prior to September 19, 2003, the date the Investment Adviser commenced management of the Fund’s portfolio, were achieved while the Fund was managed by other investment advisers that used different investment strategies and techniques, which may produce different investment results than those achieved by the current Investment Adviser.

Per Share Total Return per Calendar Year

[Bar Chart]

2001	(55.54)%
2002	(42.94)%
2003	46.51%
2004	14.31%
2005	7.39%
2006	9.43%

For the periods shown, the highest and lowest quarterly returns were 39.81% and (48.35)% for the quarters ending December 31, 2001 and March 30, 2001, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund’s sales charges, which would reduce returns, while the average annual total return table below does reflect applicable sales charges.

Average Annual Total Return for the periods ended December 31, 2006
	1 Year	5 Years	Since Inception[1]
Return Before Taxes	3.14%	1.13%	(21.83)%
Return After Taxes on Distributions	3.14%	1.13%	(21.82)%
Return After Taxes on Distributions and Sale of Fund Shares	2.11%	0.97%	(15.83)%
Nasdaq 100®Index[2]	6.79%	2.18%	(12.08)%
Lipper Science & Technology Funds Index[3]	6.73%	0.76%	(13.46)%
[1]The inception date for the Fund is March 2, 2000.

[2]The Nasdaq 100® Index is a modified capitalization weighted index that contains 100 of the largest and most active non-financial domestic and international companies listed on the Nasdaq Stock Market based on market capitalization. No deduction is reflected for fees, expenses or taxes. Index return is shown from March 2, 2000.

[3]The Lipper Science & Technology Funds Index consists of funds that invest 65% of their equity portfolio in science and technology stocks. No deduction is reflected for fees, expenses or taxes. Index return is shown from March 2, 2000.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INTEGRITY GROWTH & INCOME FUND

Fund Summary

Investment Objective

The Integrity Growth & Income Fund (the “Growth & Income Fund” or a “Fund”) seeks to provide long-term growth of capital with dividend income as a secondary objective. This investment objective is non-fundamental, which means the objective may be changed without shareholder vote. Shareholders would be given at least 60 days’ notice prior to any such change.

Principal Strategies: How the Fund Pursues its Objectives

Under normal market conditions, the Fund is managed using a blended growth and income investment strategy. The Fund seeks to invest primarily in domestic common stocks, balancing its investments between growth and dividend-paying stocks, depending on where value is in the stock market. The Fund may also invest in stocks that are currently not paying dividends, but offer prospects for future income or capital appreciation.

The Fund may invest in companies of any size, but will typically avoid very small companies (micro-caps) under $100 million in market value. The Investment Adviser makes its investment decisions by seeking to identify companies that generate high levels of free cash flow and that sell below estimated fair market value based on the present value of future free cash flows. Subject to its attention to ethical investment criteria described below, the Fund is not constrained by any particular investment style, allowing the Fund to invest wherever value is in the stock market according to this methodology, from growth stocks to value stocks, and from small to large cap stocks.

In addition, the Fund may also invest in other investment companies to the extent permitted by federal law and any exemptions granted to the Fund by the SEC.

As described below, the Fund emphasizes companies that the Investment Adviser believes both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industries.

Ethical Investment Criteria

As a component of the selection process, the Investment Adviser considers whether, relative to other companies in an industry, a company that meets the Fund’s financial investment criteria also is sensitive to social issues related to such company’s products, services, or methods of doing business.

Ethical factors considered include:

•	Fairness of employment policies and labor relations;
•	Involvement in the community;
•	Efforts and strategies to minimize the negative impact of business activities and products and to embrace alternatives to reduce polluting and unnecessary animal suffering; and
•	Management and board governance.

In addition, the Fund avoids investing in companies that the Investment Adviser believes derive revenue from gambling or pornography, or from the production of alcohol or tobacco.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund’s ethical investment criteria. The Fund seeks to invest in companies that the Investment Adviser believes exhibit positive accomplishments with respect to one or more of the ethical factors. The Investment Adviser seeks investments for the Fund that meet the minimum standards of the Fund’s financial investment criteria.

Temporary Defensive Positions and Cash Management Investments

The Fund may also, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in money market mutual funds and high quality short-term fixed income securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers’ acceptances and U.S. government securities. During such times, the Fund may be unable to pursue its investment objective, and such positions could reduce the benefit from any upswing in the market. In addition, the Fund may from time to time invest in shares of money market mutual funds and/or high quality short-term fixed income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

Principal Risks: What are the Risks of Investing in the Fund?

An investment in the Fund is subject to investment risks, and you can lose money on your investment. There is no guarantee that the Fund will achieve its investment objective. The principal risks of the Fund include the following:

Market and Economic Risk

The prices of the securities in which the Fund invests may fluctuate, at times dramatically, for a number of reasons, including:

•	Actual earnings that do not meet generally accepted forecasts or estimates of earnings;
•	Changes in the general interest rate environment that have a negative impact on the valuation of earnings;
•	The market undervaluing the stocks in the Fund’s portfolio;
•	Developments affecting particular issuers or a particular industry or geographic sector;
•	A general decline in the stock market; and
•	Social or political changes that alter investors’ future expectations of company earnings.

Risks of Development Stage and Small Cap Stocks

Stocks of development stage and small capitalization companies involve substantial risks. These stocks may trade less frequently and in more limited volumes than stocks of other companies. Thus, these stocks historically have experienced greater price volatility than stocks of more established and larger capitalization companies, and they may be expected to do so in the future. Moreover, start-up and other small companies may lack the competitive strengths of larger companies, may be dependent upon a small or inexperienced management group, and may have limited product lines, unproven track records or inadequate capital reserves. Key information about these companies may be inaccurate or unavailable, and their earnings are less predictable than more established companies. Stocks of these companies may therefore be more vulnerable to adverse business or economic events than larger, more established companies. In addition, during any period when smaller companies’ stocks fall behind other types of investments--bonds or large cap stocks, for instance--the portfolio’s performance also will lag these investments.

Market Valuation Risk

Some companies that are growing very fast have unreasonable valuations by traditional valuation techniques. Since these companies’ stock prices do not reflect the usual relationships between price and corporate earnings or income, their stocks tend to be extraordinarily volatile and speculative.

Ethical Investment Risk

The Fund’s ethical investment criteria could cause it to underperform similar funds that do not have such criteria. Among the reasons for this are:

•	Ethically aware companies could fall out of favor with investors or fail to perform as well as companies that do not fit the Fund’s ethical investment criteria;
•	Stocks that do not meet the ethical investment criteria could outperform those that do; and
•	The ethical investment criteria could cause the Fund to sell or avoid stocks that subsequently perform well.

U.S. Agency Securities Risk

The Fund may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is sold and replaced with new securities during a year is known as the Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the Fund of increased brokerage costs and the realization of taxable capital gains. The Fund generally adjusts its portfolio in view of prevailing or anticipated market conditions and the Fund’s investment objective. The Fund, however, may also make short-term trades to take advantage of market opportunities. High portfolio turnover increases the Fund’s transaction costs, which could adversely affect the Fund’s performance, and could result in higher levels of taxable realized gains to shareholders.

Hedging Risk

The ability of the Fund to benefit from options and futures is largely dependent on the Investment Adviser’s ability to use these strategies successfully. If the Investment Adviser’s judgment about the general direction of markets is wrong, the overall performance of the Fund will be poorer than if no such futures and options had been used. In addition, the Fund’s ability to effectively hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund’s portfolio. Consequently, if the price of the futures contract or option moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The Fund could lose money on futures transactions or will lose money if a purchased option expires worthless. Losses (or gains) involving futures contracts can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. Use of options may also (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for purchase prices higher than, or sale prices lower than, current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and/or reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA, and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

Risks of Repurchase Agreements

To the extent that the Fund invests in repurchase agreements, it will be subject to related risks, including the risk that the original seller might default on its obligation to repurchase the securities.

Risks Related to Investments in Other Investment Companies

The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. The securities of other investment companies may also be leveraged and will therefore be subject to leverage risk. If the Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage.By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and other investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Shareholders would therefore be subject to duplicative fees and expenses to the extent the Fund invests in other investment companies.

Additional information regarding the investment policies and restrictions of the Fund is available in the Fund’s SAI, which is available free of charge, upon request, by calling Integrity Mutual Funds at 800-276-1262, or by visiting the Fund’s website at www.integrityfunds.com.

Is the Fund Right for You?

You may wish to invest in the Fund if you:

•	Have a long-term investment horizon;
•	Seek a fund that takes an active approach to investing primarily in undervalued companies regardless of size or growth rate; and stocks with significant dividend yields; or
•

Are willing to accept fluctuations in the value of your portfolio, as the broader market changes its preference for either small cap or large cap companies, in exchange for the possibility of earning higher long-term returns; or

•	Are seeking to invest in a fund with an ethical investment component.

You may not wish to invest in the Fund if you:

•	Have a short-term investment goal;
•	Seek safety of principal; or
•	Seek regular income.

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How the Fund has Performed

The following bar chart and table present the performance of the Fund’s Class A shares. The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years and since inception compare with those of a broad measure of market performance. How the portfolio has performed in the past (before and after taxes) is not necessarily an indication of its future performance.

The bar chart shows the Fund’s annual returns on a before-tax basis and without sales charges. If taxes or sales charges were included, the annual returns would be lower than those shown. The table shows the Fund’s average annual total returns for the Fund on a before and after-tax basis and as compared to the returns of a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results.

The results from April 25, 2005 to December 31, 2006 were achieved while the Fund was managed by the Investment Adviser and IPS Advisory, Inc., (“IPS Advisory”), the Fund’s sub-adviser. Effective February 1, 2007, IPS Advisory was removed as sub-adviser for the Fund, but the Fund’s portfolio manager, formerly Chief Executive Officer of IPS Advisory, became employed by the Investment Adviser and remains the same. The results prior to April 25, 2005 were achieved while the Fund was managed by a different investment adviser that used different investment strategies and techniques, which may have produced different investment results than those achieved by the current Investment Adviser.

Per Share Total Return per Calendar Year

[Bar Chart]

1997	21.44%
1998	40.30%
1999	118.78%
2000	(23.29)%
2001	(42.30)%
2002	(27.59)%
2003	23.97%
2004	11.89%
2005	9.32%
2006	15.04%

For the periods shown, the highest and lowest quarterly returns were 53.65% and (32.31)% for the quarters ending December 31, 1999 and September 30, 2001, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund’s sales charges, which would reduce returns, while the average annual total return table below does reflect applicable sales charges.

Average Annual Total Return for the periods ended December 31, 2006
	1 Year	5 Years	10 Years	Since Inception[1]
Return Before Taxes	8.43%	3.55%	6.98%	9.75%
Return After Taxes on Distributions	8.30%	3.34%	6.86%	9.57%
Return After Taxes on Distributions and Sale of Fund Shares	5.66%	2.94%	6.11%	8.67%
S&P 500® Index[2]	15.79%	6.19%	8.42%	11.77%
Lipper Multi-Cap Core Funds Index[3]	14.14%	7.37%	8.34%	11.16%
[1]The inception date for the Fund is January 3, 1995.

[2]The S&P 500® Index is a widely recognized, unmanaged index of 500 stock prices chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the index proportionate to its market value. No deduction is reflected for fees, expenses or taxes. Index return is shown from January 3, 1995.

[3]The Lipper Multi-Cap Core Funds Index consists of funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Multi-Cap Core funds have wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap equity funds universal average. No deduction is reflected for fees, expenses or taxes. Index return is shown from January 3, 1995.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INTEGRITY ALL SEASON FUND

Fund Summary

Investment Objective

The Integrity All Season Fund (the “All Season Fund” or a “Fund”) seeks to provide long-term growth of capital. This investment objective is non-fundamental, which means the objective may be changed without shareholder vote. Shareholders would be given at least 60 days’ notice prior to any such change.

Principal Strategies: How the Fund Pursues its Objectives

Under normal market conditions, the Fund will invest primarily in shares of ETFs, common stock of domestic companies, high yield corporate bonds and cash positions. The Fund may also invest in common stocks of foreign companies and other equity securities, and invest in derivatives of such securities, such as future contracts, option contracts, swap agreements, and options on future contracts. The Fund is a non-diversified fund. This means that the Fund may invest a larger percentage of its assets in a limited number of companies than a diversified fund.

An ETF is a fund that trades like a single security. It is a fund comprised of baskets of securities that reflect the composition of a stock market index. The ETF’s value is based on the value of its underlying portfolio securities. ETFs are registered investment companies and incur fees and expenses that include operating expenses, licensing fees, registration fees, trustees’ fees and marketing expenses. As a shareholder in an ETF, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to that fund’s advisory and administrative fees with respect to assets so invested.

The Fund will buy interests to increase investment exposure in stock market index-based ETFs, fixed income index-based ETFs, sector-based ETFs and similar securities when All Season Financial Advisors’ (“All Season Sub-Advisor”) asset allocation model and risk analysis indicate that securities representing particular markets and sectors have lower risk of losing their value and present greater opportunities for growth relative to securities representing other markets or sectors. Similarly, the Fund will sell interests to reduce investment exposure in stock market index-based ETFs, fixed-income index-based ETFs, sector-based ETFs, and similar securities when All Season Sub-Advisor’s asset allocation model and risk analysis indicate that securities representing such markets and sectors have greater risk and present less opportunity for growth relative to other markets or sectors. The Fund will generally be heavily invested in fixed-income ETFs, cash positions and similar securities when the All Season Sub-Advisor believes its asset allocation model indicates substantial risk in the equity markets of losing value. The Fund will invest in derivative investments to supplement the foregoing investments when the All Season Sub-Advisor believes such investments offer attractive opportunities for the Fund.

All Season Sub-Advisor’s asset allocation model selects or weighs investments in markets and sectors with the greatest perceived potential for superior returns, given current market conditions. The model’s allocation of assets changes in response to market conditions and perceived opportunities for profit. Assets are distributed among the different classes of domestic and international equity, fixed-income and money market assets, which may lower the Fund’s risk. By using ETFs and other investment companies, risk may be further reduced to the extent ETFs and other investment companies invest in a diverse pool of securities.

Investments in Other Investment Companies

The Fund intends to invest significantly in other investment companies, including ETFs. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the fund and its affiliated persons would own more than 3% of the ETF’s or investment company’s total outstanding stock unless (i) the ETF or the fund have received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the funds; and (ii) the ETF and the fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Fund from allocating its investments in the manner the All Season Sub-Advisor considers optimal, or cause the All Season Sub-Advisor to select other investment companies or stock baskets as alternatives to the investment the All Season Sub-Advisor considers optimal.

High Yield Securities

When the All Season Sub-Advisor believes that it would be advantageous to the Fund’s investment strategy, it will allocate a portion of the Fund’s assets (generally up to 20%) to high yield corporate bonds (also known as “junk” bonds). The high yield corporate bond investments of the Fund are managed by SMH Capital Advisors (“SMH Sub-Advisor”), which also acts as sub-adviser to the Integrity High Income Fund. SMH Sub-Advisor will invest the high yield segment of the Fund primarily in a non-diversified group of low‑quality, high yield corporate bonds, convertible securities and asset-backed securities. Under normal circumstances, at least 80% of the Fund’s high yield securities will be invested in corporate bonds rated Baa by Moody’s or BBB by S&P or lower. SMH Sub‑Advisor may also invest assets in corporate issues that have defaulted. While there are no restrictions on maturity, the Fund’s high yield bond portfolio generally will have an average maturity of less than 10 years.

To choose the securities in which the Fund will invest, SMH Sub-Advisor conducts fundamental credit research on each issuer. The Fund normally invests at least 80% of its high yield segment assets in, and will choose its investments from, the following types of securities: corporate debt, asset-backed securities, convertible securities, preferred stocks and collateralized mortgage obligations (CMOs).

Derivatives

The Fund may supplement its investment in ETFs, common stocks, high yield corporate bonds and cash positions with derivative investments such as futures contracts on indexes tracked by ETFs in the Fund’s portfolio. Investments in derivatives will be intended to attempt to hedge the Fund’s positions in ETFs and other securities. The Fund has claimed an exclusion from the term “commodity pool operator” (“CPO”) under the Commodities Exchange Act available to registered investment companies that is applicable to the Fund, the All Season Sub-Advisor and their principals. Therefore, the Fund will be operated by persons that are not subject to registration or regulation as a CPO.

Other Non-ETF Investment Companies

In cases where legal limits prevent the Fund from buying a particular ETF or ETFs in general, the Fund may invest in a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) (“Stock Baskets”). The Fund may also invest in Other Investment Companies or Stock Baskets when the All Season Sub-Advisor believes they represent more attractive opportunities than similar ETFs. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of such fund’s advisory and administrative fees with respect to the assets so invested.

Temporary Defensive Positions and Cash Management Investments

The Fund may also, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in money market mutual funds and high quality short-term fixed income securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers’ acceptances and U.S. government securities. During such times, the Fund may be unable to pursue its investment objective, and such positions could reduce the benefit from any upswing in the market. In addition, the Fund may from time to time invest in shares of money market mutual funds and/or high quality short-term fixed income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

Principal Risks: What are the Risks of Investing in the Fund?

An investment in the Fund is subject to investment risks, and you can lose money on your investment. There is no guarantee that the Fund will achieve its investment objective. The principal risks of the Fund include the following:

Market and Economic Risk

The prices of the securities in which the Fund invests may fluctuate, at times dramatically, for a number of reasons, including:

•	Actual earnings that do not meet generally accepted forecasts or estimates of earnings;
•	Changes in the general interest rate environment that have a negative impact on the valuation of earnings;
•	The market undervaluing the stocks in the Fund’s portfolio;
•	Developments affecting particular issuers or a particular industry or geographic sector;
•	A general decline in the stock market; and
•	Social or political changes that alter investors’ future expectations of company earnings.

Management Style Risks

The share price of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objectives is directly related to the All Season Sub-Advisor’s allocation of the Fund’s assets. The All Season Sub‑Advisor’s judgments about the attractiveness, value and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the All Season Sub-Advisor’s judgment will produce the desired results. In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Risks Related to Investment in Other Investment Companies

Since the Fund, under normal market conditions, invests in other investment companies, including ETFs, as part of its principal investment strategy, your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Shareholders would therefore be subject to duplicative fees and expenses to the extent the Fund invests in other investment companies.The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. The securities of other investment companies may also be leveraged and will therefore be subject to leverage risk. If the Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage. Furthermore, the Fund’s investment in other investment companies as part of its principal investment strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Risks of Non-Diversification

Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers that will be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Risks of Development Stage and Small Cap Stocks

Stocks of development stage and small capitalization companies involve substantial risks. These stocks may trade less frequently and in more limited volumes than stocks of other companies. Thus, these stocks historically have experienced greater price volatility than stocks of more established and larger capitalization companies, and they may be expected to do so in the future. Moreover, start-up and other small companies may lack the competitive strengths of larger companies, may be dependent upon a small or inexperienced management group, and may have limited product lines, unproven track records or inadequate capital reserves. Key information about the company may be inaccurate or unavailable and their earnings are less predictable than more established companies. Stocks of these companies may therefore be more vulnerable to adverse business or economic events than larger, more established companies. In addition, during any period when smaller companies’ stocks fall behind other types of investments--bonds or large cap stocks, for instance--the portfolio’s performance also will lag these investments.

Risks of Foreign Securities

Investments in securities of non-U.S. issuers have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non-domestic persons such as the Fund, less regulation, less information, currency fluctuations and interruptions in currency flow. Investments in foreign securities also entail higher costs. The Fund’s investments in foreign securities may be in the form of sponsored or unsponsored ADRs or ETFs that invest in foreign securities. Ownership of unsponsored depositary receipts or ETFs may not entitle the Fund to financial and other reports from the issuer of the underlying security, and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts.

U.S. Agency Securities Risk

The Fund may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is sold and replaced with new securities during a year is known as the Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the Fund of increased brokerage costs and the realization of taxable capital gains. The Fund generally adjusts its portfolio in view of prevailing or anticipated market conditions and the Fund’s investment objective. The Fund, however, may also make short-term trades to take advantage of market opportunities. High portfolio turnover increases the Fund’s transaction costs, which could adversely affect the Fund’s performance, and could result in higher levels of taxable realized gains to shareholders. Historically, the Fund has experienced a high turnover rate.

Hedging Risk

The ability of the Fund to benefit from options and futures is largely dependent on the All Season Sub-Advisor’s ability to use these strategies successfully. If the All Season Sub-Advisor’s judgment about the general direction of markets is wrong, the overall performance of the Fund will be poorer than if no such futures and options had been used. In addition, the Fund’s ability to effectively control duration or hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund’s portfolio. Consequently, if the price of the futures contract or option moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The Fund could lose money on futures transactions or will lose money if a purchased option expires worthless. Losses (or gains) involving futures contracts can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. Use of options may also (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for purchase prices higher than, or sale prices lower than, current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and/or reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA, and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

Risks of Repurchase Agreements

To the extent that the Fund invests in repurchase agreements, it will be subject to related risks, including the risk that the original seller might default on its obligation to repurchase the securities.

In addition, to the extent that the Fund invests in fixed income ETFs and high yield corporate bonds, the Fund will also be exposed to the following risks:

Credit Risk

Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund. See “Lower Quality Debt” below.

Interest Rate Risk

Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

Income Risk

Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Lower Quality Debt

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Additional information regarding the investment policies and restrictions of the Fund is available in the Fund’s SAI, which is available free of charge, upon request, by calling Integrity Mutual Funds at 800-276-1262, or by visiting the Fund’s website at www.integrityfunds.com.

Is the Fund Right for You?

You may wish to invest in the Fund if you:

•	Have a long-term investment horizon;
•	Seek a fund that takes an approach to investing in the stock market that does not focus on one sector of the stock market;
•	Seek a fund that may complement a more diversified portion of your portfolio; or
•	Are willing to accept fluctuations in the value of your portfolio in exchange for the possibility of earning higher long-term returns.

You may wish to invest in the Fund if you:

•	Have a short-term investment horizon;
•	Seek a fund that takes an approach to investing in the stock market that does focus on one sector of the stock market;
•	Seek exposure to large cap companies or a more value-oriented approach to investing in equities;
•	Seek safety of principal; or
•	Seek regular income.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How the Fund has Performed

The following bar chart and table illustrate the Fund’s calendar year returns for the past year as well as average annual Fund and index returns for the one-year and since inception periods ended December 31, 2006. This information is intended to help you assess the potential rewards and risks of an investment in the Fund. The information presented in the table gives some indication of the risks of an investment in the Fund by showing how the Fund’s average annual returns for one year and since inception compare with those of a broad measure of market performance. How the portfolio has performed in the past (before and after taxes) is not necessarily an indication of its future performance.

The bar chart shows the Fund’s annual returns with respect to its Class A shares on a before-tax basis and without sales charges. If taxes or sales charges were included, the annual returns would be lower than those shown. The table shows the Fund’s annual total returns for the Fund on a before and after-tax basis and as compared to the returns of a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results.

Per Share Total Return per Calendar Year

[Bar Chart]

2006	6.13%

For the period shown, the highest and lowest quarterly returns were 3.19% and (2.32)% for the quarters ending March 31, 2006 and June 30, 2006, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund’s sales charges, which would reduce returns, while the average annual total return table below does reflect applicable sales charges.

Average Annual Total Return for the periods ended December 31, 2006
	1 Year	Since Inception[1]
Class A
Return Before Taxes	0.04%	0.36%
Return After Taxes on Distributions	(0.82)%	(0.33)%
Return After Taxes on Distributions and Sale of Fund Shares	0.24%	(0.03)%

Class C
Return Before Taxes	4.32%	3.99%
The Lipper Mixed-Asset Target Allocation Moderate Funds Index[2]	12.02%	10.21%
[1]The inception date for the All Season Fund is August 8, 2005.

[2]The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Index return is shown from August 8, 2005.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for Class C shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INTEGRITY HIGH INCOME FUND

Fund Summary

Investment Objective

The Integrity High Income Fund (the “High Income Fund” or a “Fund”) seeks to provide a high level of current income with capital appreciation as a secondary objective. This investment objective is non-fundamental, which means the objective may be changed without shareholder vote. Shareholders would be given at least 60 days’ notice prior to any such change.

Principal Strategies: How the Fund Pursues its Objectives

The Fund invests in a non-diversified group of low-quality, high yield corporate bonds, convertible securities and asset-backed securities. Under normal circumstances, at least 80% of the net assets (plus any borrowings made for investment purposes) will be invested in corporate bonds rated Baa by Moody’s or BBB by S&P or lower. The Fund may also invest in corporate issues that have defaulted. While there are no restrictions on maturity, the Fund generally holds an average maturity of less than ten years. Capital appreciation is derived from selling bonds above the purchase price.

The Fund is non-diversified. This means that the Fund may invest a larger percentage of its assets in a limited number of companies than a diversified Fund.

The securities in which the Fund will invest are low quality, high-risk securities. A high yield/lower-rated debt security (also known as a “junk” bond) is generally rated by an independent rating agency to be non-investment grade (e.g., BB or lower by S&P). Because of their low credit quality, these securities typically pay higher interest rates to compensate investors for the substantial credit risk they assume. Bonds may appreciate in value through an improvement in credit quality among other reasons. There can be no guarantee the securities held by the Fund will appreciate in value.

To select the securities in which to invest, SMH Capital Advisors, Inc., the Fund’s sub-adviser (“Sub-Adviser”), conducts fundamental credit research on each issuer.

The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in, and will choose its investments from, the following types of securities:

•	Corporate debt. As the name implies, corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.
•

Asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

•	Convertible securities. Bonds or preferred stocks that are convertible into, or exchangeable for, common stocks are known as convertible securities.
•

Preferred stocks. Preferred stock is corporate stock that pays set dividends to its holders. Preferred stock has a superior claim on the issuer’s income and assets relative to common stock but a lower claim on assets than corporate bondholders.

•

Collateralized Mortgage Obligations (CMOs). CMOs are securities that are collateralized by mortgages or mortgage pass-through securities. When CMOs are created, the rights to receive principal and interest payments on the underlying mortgages are divided up to create short, intermediate and long-term CMO bonds. These rights are delegated and divided among the various maturity structures of the CMOs based on assumptions made by the creators concerning the timing of cash flows on the underlying mortgages, including expected prepayment rates. The primary risk of a CMO is that the assumptions are wrong, which would result in the CMO having either a shorter or longer maturity than was expected.

The Fund may engage in various investment strategies designed to hedge against interest rate changes or other market conditions noted in the hedging strategy section below, and/or to manage the portfolio’s duration using financial instruments whose prices, in the opinion of the Sub-Adviser, correlate with the values of securities the Fund owns or expects to purchase. The instruments used to implement these strategies include financial futures contracts (such as future contracts in U.S. Treasury securities and interest-related indices) and options on financial futures.

In addition, the Fund may also invest in other investment companies to the extent permitted by federal law and any exemptions granted to the Fund by the SEC.

Temporary Defensive Positions and Cash Management Investments

The Fund may also, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in money market mutual funds and high quality short-term fixed income securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers’ acceptances and U.S. government securities. During such times, the Fund may be unable to pursue its investment objective, and such positions could reduce the benefit from any upswing in the market. In addition, the Fund may from time to time invest in shares of money market mutual funds and/or high quality short-term fixed income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

Principal Risks: What are the Risks of Investing in the Fund?

An investment in the Fund is subject to investment risks, and you can lose money on your investment. There is no guarantee that the Fund will achieve its investment objective. The principal risks of the Fund include the following:

Credit Risk

Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund. See “Lower Quality Debt” below.

Interest Rate Risk

Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

Income Risk

Income risk is the risk that the income from the Fund’s portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Lower Quality Debt

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Management Risk

The Fund’s overall success depends on the Sub-Adviser’s ability to choose productive securities for the Fund. If the Sub-Adviser is unable to successfully choose productive securities, the Fund may underperform other funds with similar investment objectives.

Risks of Non-Diversification

Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers that will be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Asset-Backed Securities

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. With asset-backed securities, payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds or other credit enhancements. Two examples of asset-backed securities are automobile receivables and credit card receivables. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

U.S. Agency Securities Risk

The Fund may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Portfolio Turnover

The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is sold and replaced with new securities during a year is known as the Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the Fund of increased brokerage costs and the realization of taxable capital gains. The Fund generally adjusts its portfolio in view of prevailing or anticipated market conditions and the Fund’s investment objective. The Fund, however, may also make short-term trades to take advantage of market opportunities. High portfolio turnover increases the Fund’s transaction costs, which could adversely affect the Fund’s performance, and could result in higher levels of taxable realized gains to shareholders.

Hedging Risk

The ability of the Fund to benefit from options and futures is largely dependent on the Sub-Adviser’s ability to use these strategies successfully. If the Sub-Adviser’s judgment about the general direction of markets is wrong, the overall performance of the Fund will be poorer than if no such futures and options had been used. In addition, the Fund’s ability to effectively control duration or hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund’s portfolio. Consequently, if the price of the futures contract or option moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The Fund could lose money on futures transactions or will lose money if a purchased option expires worthless. Losses (or gains) involving futures contracts can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. Use of options may also (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for purchase prices higher than, or sale prices lower than, current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and/or reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA, and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

Risks of Repurchase Agreements

To the extent that the Fund invests in repurchase agreements, it will be subject to related risks, including the risk that the original seller might default on its obligation to repurchase the securities.

Risks Related to Investments in Other Investment Companies

The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. The securities of other investment companies may also be leveraged and will therefore be subject to leverage risk. If the Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and other investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Shareholders would therefore be subject to duplicative fees and expenses to the extent the Fund invests in other investment companies.

Additional information regarding the investment policies and restrictions of the Fund is available in the Fund’s SAI, which is available free of charge, upon request, by calling Integrity Mutual Funds at 800-276-1262, or by visiting the Fund’s website at www.integrityfunds.com.

Is the Fund Right for You?

You may wish to invest in the Fund if you:

•	Have a long-term investment horizon;
•	Are looking for a fixed income component for your portfolio;
•	Are seeking a more aggressive investment style for the income portion of your portfolio; or
•	Are seeking an asset class with low correlation to traditional stock and investment grade bonds.

You may wish to invest in the Fund if you:

•	Have a short-term investment horizon;
•	Want to earn income on investments generally considered more stable than stocks;
•	Are unwilling to accept fluctuations in the value of your portfolio; or
•	Have a restriction against owning non-investment grade securities.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How the Fund has Performed

The following bar chart and table present the performance of the Fund. The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of a broad measure of market performance. How the portfolio has performed in the past (before and after taxes) is not necessarily an indication of its future performance.

The bar chart shows the Fund’s annual returns with respect to its Class A shares on a before-tax basis and without sales charges. If taxes or sales charges were included, the annual returns would be lower than those shown. The table shows the Fund’s average annual total returns for the Fund on a before and after-tax basis and as compared to the returns of a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results.

Per Share Total Return per Calendar Year

[Bar Chart]

Class A

2005	7.48%
2006	10.66%

For the periods shown, the highest and lowest quarterly returns were 3.32% and (0.58)% for the quarters ending December 29, 2006 and March 31, 2005, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund’s sales charges, which would reduce returns, while the average annual total return table below does reflect applicable sales charges.

Average Annual Total Return for the periods ended December 31, 2006
	1 Year	Since Inception[1]
Class A
Return Before Taxes	5.92%	8.77%
Return After Taxes on Distributions	2.82%	5.37%
Return After Taxes on Distributions and Sale of Fund Shares	3.88%	5.49%

Class C
Return Before Taxes	8.84%	9.55%
Lehman Brothers High Yield Corporate Bond Index[2]	11.87%	8.96%
[1]The inception date for the High Income Fund is April 30, 2004.

[2]The Lehman Brothers High Yield Corporate Bond Index is a diversified, unmanaged index of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. No deduction is reflected for fees, expenses or taxes. Index return is shown from April 30, 2004.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for Class C shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

WHAT ARE THE FUNDS’ FEES AND EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

	Small Cap Growth Class A	Health Sciences Class A	Technology Class A	Growth & Income Class A	All Season Class A	All Season Class C	High Income Class A	High Income Class C
Shareholder Fees (fees paid directly from your investment)[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)[2]	5.75%	5.75%	5.75%	5.75%	5.75%	None	4.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[3]	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None	None	None
Redemption Fees	None	None	None	None	None	None	None	None
Exchange Fees	None	None	None	None	None	None	None	None

Annual Fund Expenses[4] (expenses that are deducted from fund assets)
Management Fees	1.20%	1.20%	1.20%	1.00%	0.70%[8]	0.70%[8]	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.50%	0.29%	0.29%	0.50%	0.25%	1.00%	0.25%	1.00%
Other Expenses	1.09%	1.77%	1.86%	0.89%	1.05%	1.05%	0.70%	0.70%
Acquired Fund Fees and Expenses[5]	0.03%	0.03%	0.03%	0.06%	0.33%	0.33%	0.03%	0.03%
Total Annual Fund Operating Expenses[6]	2.82%	3.29%	3.38%	2.45%	2.33%	3.08%	1.98%	2.73%
Contractual Fee Waivers and Expense Reimbursements	(0.14)%	(0.61)%	(0.70)%	(0.83)%	(0.05)%	(0.05)%	(0.20)%	(0.20)%
Net Annual Fund Operating Expenses (after Contractual Fee Waivers and Expense Reimbursements)[7]	2.68%	2.68%	2.68%	1.62%	2.28%	3.03%	1.78%	2.53%

1Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

2Reduced sales charges apply to Class A purchases of $50,000 or more. See “The Shares We Offer.”

3In the case of investments made in Class A shares at or above the $1 million breakpoint (where you do not pay an initial sales charge) you may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares may be subject to a 1% CDSC if redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

4To the extent that ETFs or other investment companies held in a Fund’s portfolio of investments have fees and expenses, shareholders of that Fund will indirectly be paying a portion of these other funds’ (referred to as “Acquired Funds”) fees and expenses.

5The Acquired Fund Fees and Expenses data was based upon available information, which in certain cases may not include additional fees and expenses incurred by the Acquired Funds’ underlying investments.

6The Total Annual Fund Operating Expenses may not correlate with the ratio of expenses to average net assets in the Funds’ Financial Highlights, which reflect the operating expenses of the Funds and do not include Acquired Fund Fees and Expenses.

7The Investment Adviser has contractually agreed to maintain expense levels of the Funds at the following annual rates through March 31, 2008: Small Cap Growth Fund: 2.65%; Health Sciences Fund: 2.65%; Technology Fund: 2.65%; Growth & Income Fund: 1.60%; All Season Fund (Class A): 1.95%; All Season Fund (Class C): 2.70%; High Income Fund (Class A): 1.75%; and High Income Fund (Class C): 2.50%. Such contractual commitment does not include Acquired Fund Fees and Expenses. In addition to the contractual commitment to maintain Fund expense levels, the Investment Adviser may also voluntarily waive or reimburse additional fees and expenses.

8The expense information in the table for the All Season Fund has been restated to reflect the current management fee of 0.70% of the value of the average daily net assets of such Fund.

COST OF INVESTING EXAMPLES

The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

These examples below assume you invest $10,000 in the Funds for the time periods indicated and redeem all of your shares at the end of these periods. The example is based on the assumption that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Growth Fund	$847	$1,434	$2,080	$4,002
Health Sciences Fund	$893	$1,577	$2,331	$4,573
Technology Fund	$902	$1,604	$2,379	$4,682
Growth & Income Fund	$812	$1,321	$1,883	$3,552
All Season Fund, Class A	$800	$1,285	$1,819	$3,406
All Season Fund, Class C	$416	$995	$1,744	$3,971
High Income Fund, Class A	$619	$1,038	$1,499	$2,869
High Income Fund, Class C	$380	$882	$1,546	$3,520

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Small Cap Growth Fund	$847	$1,434	$2,080	$4,002
Health Sciences Fund	$893	$1,577	$2,331	$4,573
Technology Fund	$902	$1,604	$2,379	$4,682
Growth & Income Fund	$812	$1,321	$1,883	$3,552
All Season Fund, Class A	$800	$1,285	$1,819	$3,406
All Season Fund, Class C	$316	$995	$1,744	$3,971
High Income Fund, Class A	$619	$1,038	$1,499	$2,869
High Income Fund, Class C	$280	$882	$1,546	$3,520

FUND MANAGEMENT

Investment Adviser

Integrity Money Management, Inc., 1 Main Street North, Minot, North Dakota 58703, is the investment adviser to the Funds. The Investment Adviser and its affiliates have been advising mutual funds since 1989 and as of March 31, 2007, had assets under management of approximately $455 million. The Investment Adviser is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, performing certain evaluations of the Fund’s portfolio securities, managing the Funds’ business affairs and providing certain administrative services, office space, equipment and clerical services for managing the Funds’ investments and effecting their portfolio transactions. The Investment Adviser also pays the salaries and fees of all officers and trustees of the Funds who are affiliated persons of the Investment Adviser.

For providing management services, the Investment Adviser is paid an annual fund management fee computed daily and paid monthly at the annual rate of 1.00% of the value of the average daily net assets of the Growth & Income Fund and High Income Fund; 1.20% of the value of the average daily net assets of the Small Cap Growth Fund, Health Sciences Fund and Technology Fund; and 0.70% of the value of the average daily net assets of the All Season Fund. Each Fund pays all its expenses including, but not limited to the costs associated with: custodian, administrative, transfer agent, accounting, legal and audit services. These costs are subject to reimbursement at the discretion of the Investment Adviser. The Investment Adviser pays any sub-advisory fees from its management fee, and not from the assets of the applicable Funds. Please refer to the SAI for an additional discussion of Fund expenses.

Board Approval of Advisory and Sub-Advisory Agreements

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreements and sub‑advisory agreements is available in the Funds’ annual report to shareholders for the one-year period ended December 31, 2006. For a free copy, please call (800) 276-1262, visit the Funds’ website at www.integrityfunds.com or visit the SEC’s website at www.sec.gov.

Portfolio Managers

Robert Loest, Senior Portfolio Manager

Mr. Robert Loest, Ph.D., CFA, is the senior portfolio manager of the Growth & Income Fund, Small Cap Growth Fund, Health Sciences Fund and Technology Fund, and has responsibility for the day‑to‑day management of those portfolios. Mr. Loest has extensive experience in equities analysis, having managed investment portfolios for individual clients, including corporations and retirement plans, on a full time basis since 1989. Mr. Loest has managed the Growth & Income Fund’s portfolio since its inception. From July 1, 1986 until February 1, 2007, he was Chief Executive Officer of IPS Advisory, a registered investment adviser. IPS Advisory served as sub-adviser to the Growth & Income Fund from April 2005 until it was removed, effective February 1, 2007. Effective February 1, 2007, Mr. Loest became an employee of the Investment Adviser and has remained as portfolio manager of the Growth & Income Fund. As of May 1, 2007, he is also the portfolio manager of the Small Cap Growth Fund, Health Sciences Fund and Technology Fund.

Sub-Adviser (High Income Fund and All Season Fund)

SMH Capital Advisors, Inc. (“SMH”), is the investment sub-adviser for the High Income Fund and the high yield securities portion of the All Season Fund. SMH is located at 4800 Overton Plaza Suite 300, Fort Worth, Texas 76109, and is organized and exists under the laws of the State of Texas and is a registered investment adviser under the Investment Advisers Act of 1940.

SMH is an investment management firm serving institutions and individuals. As of March 31, 2007, SMH had approximately $1.91 billion in assets under management. As compensation for the sub-advisory services it provides to the High Income Fund, the Investment Adviser pays SMH 50% of the management fee that the Investment Adviser receives from the Fund. SMH also manages the high yield securities portion of the All Season portfolio, and All Season Financial Advisors manages the remainder of the assets. As compensation for the sub-advisory services it provides to the All Season Fund, the Investment Adviser pays SMH 0.50% of the portion of average daily net assets managed by SMH.

Prior to serving as a sub-adviser for the High Income Fund and the All Season Fund, SMH only served high net worth individuals, pension and profit sharing plans and charitable organizations. Sanders Morris Harris Group, Inc. is the parent company of SMH. The Investment Adviser has chosen to engage the services of SMH as sub-adviser to the High Income Fund and the high yield securities portion of the All Season Fund because of Mr. Jeffrey Cummer’s and Mr. Dwayne Moyers’s prior expertise in advising private funds and clients with investment objectives similar to those of the High Income Fund. Subject to the oversight and approval of the Investment Adviser, Mr. Cummer and Mr. Moyers, as portfolio managers, have responsibility for the day-to-day management of the High Income Fund’s portfolio and the high yield corporate bond portion of the All Season Fund’s portfolio. In addition, SMH is responsible for maintaining certain transaction and compliance related records of the High Income Fund.

Jeffrey A.Cummer, President and Senior Portfolio Manager, Fort Worth Division

Under the direction of Jeffrey A. Cummer, CFP, SMH Capital Advisors has increased its asset base over the past 14 years from $70 million to more than $1.91 billion (as of March 31, 2007). Mr. Cummer, born in 1957 in Madison, Wisconsin, is a graduate of the University of Illinois with a bachelor’s degree in finance and risk management. Before forming his own investment firm in 1989, Mr. Cummer served as a Limited Partner with Edward D. Jones & Company. Prior to that, he was a corporate cash manager and financial analyst for the GTE Corporation. Mr. Cummer is Vice President and board member of Xponential, Inc., a publicly traded company.

Dwayne Moyers, Chief Investment Officer and Senior Portfolio Manager, Fort Worth Division

As portfolio manager and Chief Investment Officer, Dwayne Moyers has helped grow client assets at SMH. Mr. Moyers was born in 1968 in Fort Worth, Texas. Before teaming with Mr. Cummer, Mr. Moyers was a credit analyst with the Tandy Corporation. In 1991, he joined SMH as a portfolio manager. He holds a bachelor’s degree in business administration from the University of Texas at Arlington. Mr. Moyers is Chairman of the Board of American Ironhorse Motorcycle Company and Chairman of the Board and Chief Executive Officer of Xponential, Inc., a publicly traded company.

Sub-Adviser (All Season Fund)

All Season Financial Advisors, Inc. (“All Season Advisors”) is the investment sub-adviser for the All Season Fund. All Season Advisors is located at 731 Sherman Street, Denver, Colorado 80203, is organized and exists under the laws of the State of Colorado and is registered as an investment adviser under the Investment Advisers Act of 1940.

All Season Advisors is an investment management firm serving institutions and individuals. As of March 31, 2007, All Season Advisors had approximately $125 million in assets under management. As compensation for the sub-advisory services it provides to the All Season Fund, the Investment Adviser currently pays All Season Advisors 0.60% of the average daily net assets of the All Season Fund on an annual basis, less any sub-advisory fees paid to SMH.

All Season Advisors has been registered as an advisor with the SEC since 1981. In the early 1980s, Mr. Robert Jones, founder of All Season Advisors, provided conservative asset management to investors through a proprietary bond and stock mutual fund timing service. Mr. Jones grew the business from $0 to $26 million in assets under management between 1981 and 1996. In 1994, Mr. Jones increased his number of employees to three by bringing on board Mr. Sam Jones, his son, as a registered representative. The increase in employees allowed him to expand the available portfolios to include moderate, aggressive, and specialty investment strategies. Since 1997, the firm has grown from $26 million to $125 million in assets under management and currently has five employees.

Sam Jones, President and Senior Portfolio Manager

Mr. Sam Jones is the senior portfolio manager of the All Season Fund and has responsibility for the day-to-day management of the All Season Fund’s portfolio (other than the high yield corporate bond portion). He has a Bachelor of Arts in Economics/Finance from Colby College in Maine and a Master’s Degree in Information Technology from the University of Denver, Daniels School of Business. Further study included International Finance at the MacQuarie School of Economics in Sydney, Australia. Mr. Jones adds a technical, hedge fund element to the firm’s trading strategies by applying quantitative and qualitative thresholds to the investment portfolios. Mr. Jones created stock mutual fund trading strategies and began professionally managing assets in 1997. At that time, Mr. Jones took over as President of All Season Advisors (previously known as R.E. Jones & Associates). Mr. Jones started adding ETFs to the strategies in 2001. As President of All Season Advisors, he is solely responsible for the management of over $125 million in client assets and for overseeing operations, marketing, and portfolio design. Mr. Jones is an Advisory Board member for First Trust Corporation/DATAlynx and is also a past president and board member of the National Association of Active Investment Managers (NAAIM). Mr. Jones is also a member of the Market Technicians Association.

Prior Performance of All Season Advisors (Sub-Adviser to the All Season Fund):

Provided below is a composite showing the historical performance that includes all audited client accounts with similar investment strategies managed by All Season Advisors according to the same investment goals and substantially similar investment strategies and policies as those of the All Season Fund. For comparison purposes the performance composite is measured against the S&P 500 Index.

This information is provided to illustrate the past performance of All Season Advisors in managing client accounts in a substantially similar manner as the All Season Fund but does not represent the performance of the All Season Fund. Past performance, including past performance of all audited client accounts with similar investment strategies managed by All Season Advisors, is no guarantee of future results of the All Season Fund. Performance results may be materially affected by market and economic conditions. Investors should not consider this performance data as an indication of future performance of the All Season Fund, or the return an individual investor might achieve by investing in the Fund.

The All Season Fund’s results may be lower than the composite performance figures shown because of, among other things, differences in fees and expenses. The All Season Fund’s results may also be lower because of private accounts that are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the 1940 Act or the Internal Revenue Code, which, if applicable, could have adversely affected the performance of the client accounts.

The performance composite includes all audited client accounts managed by All Season Advisors with investment strategies and policies substantially similar to the All Season Fund. The performance results are calculated according to AIMR/GIPS Standards, calculating internal rate of return using the Average Capital Base (Modified Dietz) Method. AIMR/GIPS Standards differ from those of the SEC. The composite performance is calculated “net” of fees (i.e., it includes the impact of account fees and expenses).

All Season Composite

Net Dollar Weighted Returns

For years ended	All Season Composite	S&P 500 Index
1998:	15.97%	28.58%
1999:	13.73%	21.04%
2000:	15.52%	(9.10)%
2001:	4.95%	(11.89)%
2002:	0.03%	(22.10)%
2003:	15.88%	28.69%
2004:	5.47%	10.88%
2005:	4.16%	4.91%
2006:	4.27%	15.79%
Average Annual Total Return For Composite Accounts (for the period ended December 31, 2006)

	ONE YEAR	FIVE YEAR	SINCE INCEPTION[1]
Return before taxes	4.27%	5.86%	8.31%
Return after taxes on distributions	4.27%	5.86%	8.31%
S&P 500 Index[2]	15.79%	6.19%	5.96%

1The inception date is December 31, 1997.

2The S&P 500 Index is a diversified, unmanaged index of U.S. stocks. Returns shown reflect no deduction for fees, expenses or taxes. Index return is shown from December 31, 1997.

Additional Information About Portfolio Managers

The SAI contains additional information about the compensation of the portfolio managers, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities of the Funds with respect to which such person has or shares management responsibility.

Manager of Managers

The Integrity Funds have received an order from the SEC permitting the Funds to be managed under a “manager of managers” structure. The order generally permits the Investment Adviser, subject to the supervision and approval of The Integrity Funds’ Board of Trustees, to hire or replace investment sub-advisers for each of the Funds without shareholder approval. The Funds will seek shareholder approval prior to operating in this manner. If the Funds thereafter hire a new sub-adviser, they will provide information concerning the new sub-adviser to shareholders of the Fund concerned. The purpose of the “manager of managers” structure is to give the Investment Adviser (having ultimate responsibility (subject to oversight by The Integrity Funds’ Board of Trustees) to oversee sub-advisers and recommend their hiring, termination, and replacement) maximum flexibility with respect to the management of the Funds, and to permit the Investment Adviser and The Integrity Funds’ Board of Trustees to quickly react to poor investment performance by an investment sub-adviser or other service issues at less cost to shareholders.

Exemption from the Provisions of Section 12(d)(1)(F)(ii)

The Funds may rely on Section 12(d)(1)(F) of the 1940 Act when investing in other investment companies. Section 12(d)(1)(F) excepts funds from certain limitations the 1940 Act otherwise imposes on the acquisition of the securities of investment companies by other investment companies, provided various conditions are met. In this regard, Section 12(d)(1)(F) provides, among other things, that the acquiring fund and its affiliated persons may not, immediately after the purchase, own more than 3% of the outstanding voting securities of the issuer, and may not sell its securities with a sales load of more than 1.50%. The Integrity Funds received an order, however, from the SEC under Section 12(d)(1)(J) of the 1940 Act for an exemption from the limitations of Section 12(d)(1)(F)(ii) of the 1940 Act to the extent necessary to permit the Funds to charge a sales load in excess of 1.50%. Subsequent to the Funds’ receiving this order, the SEC adopted Rule 12d1-3 permitting funds relying on Section 12(d)(1)(F) of the 1940 Act to assess a sales load of more than 1.50% if the sales load does not exceed National Association of Securities Dealers, Inc. (“NASD”) sales load limits applicable to funds of funds. The Funds may rely on their exemptive order or on new Rule 12d1-3 under the 1940 Act to permit them to assess a sales load in excess of 1.50%.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the Funds. A description of these policies and procedures is provided in the SAI.

THE SHARES WE OFFER

Each Fund offers Class A shares. Only the All Season Fund and High Income Fund currently offer Class C shares. As described below, Class A shares and Class C shares differ in certain ways, including with respect to sales charges and fees.

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value (“NAV”) per share plus an up-front sales charge. Each Fund has adopted a plan under Rule 12b-1 under the 1940 Act with respect to its Class A shares that authorizes the Fund to compensate Integrity Funds Distributor, Inc. (“Integrity Funds Distributor” or the “Distributor”), the underwriter for the Fund’s shares, for services performed and expenses incurred by the Distributor in connection with the distribution of Class A shares of the Fund and for providing personal services and the maintenance of shareholder accounts. Under each Fund’s plan, with respect to its Class A shares, the respective Fund may pay an annual Rule 12b-1 fee of up to 0.50% (0.25% for the All Season Fund and High Income Fund) of its average daily net assets for distribution and shareholder services. The Distributor retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See “Distribution and Service Plan (12b-1)” for additional information regarding these plans.

The up-front sales charge and the commissions paid to dealers for the Small Cap Growth Fund, Health Sciences Fund, Technology Fund, Growth & Income Fund and All Season Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	5.00%	5.26%	4.25%
$100,000 but less than $250,000	4.00%	4.17%	3.50%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $750,000	2.50%	2.56%	2.00%
$750,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and above[1]	0.00%	0.00%	0.00%

1In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase.

The up-front sales charge and the commissions paid to dealers for the High Income Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.25%	4.44%	3.50%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.50%
$750,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 and above[1]	0.00%	0.00%	0.00%

1In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% CDSC may be assessed on shares redeemed within 12 months of purchase.

For each Fund, you can buy shares without an initial sales charge by investing $1 million or more. This $1 million investment may be made as a lump sum, through the rights of accumulation quantity discount, or through the letter of intent program. Integrity Funds Distributor may pay a commission of up to 0.75% out of its own resources to broker-dealers who initiate and are responsible for the sale of such purchases.

Please note that not all of the Funds discussed in this prospectus may be offered for sale in your respective state.

Class C Shares

You can buy Class C shares of the All Season Fund and High Income Fund at the offering price, which is the net asset value per share. Only the All Season Fund and High Income Fund currently offer Class C shares. The All Season Fund and High Income Fund have each adopted a plan under Rule 12b-1 with respect to their Class C shares that authorizes these Funds to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of their Class C shares and for providing personal services and the maintenance of shareholder accounts. Under each Fund’s plan, with respect to its Class C shares, the respective Fund may pay an annual Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges. See “Distribution and Service Plans (12b-1 )” for additional information regarding these plans. There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC for the Class C shares is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Fund.

HOW TO REDUCE YOUR SALES CHARGE

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares of the Funds. To receive a reduction in your initial sales charge, you must let your financial adviser know that you are eligible for a reduction, or else you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Funds, such as:

•	Information or records regarding shares of the Fund or other Integrity funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;
•	Information or records regarding shares of the Fund or other Integrity funds held in any account of the shareholder at another financial intermediary; and
•	Information or records regarding shares of the Fund or other Integrity funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

Please retain any records necessary to substantiate your historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information.  The Funds may modify or discontinue these programs at any time.

Class A Sales Charge Reductions

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares owned by you, your spouse, and children or grandchildren under 21 (cumulatively, the “Investor”) in some or all funds in the Integrity family of funds to reach a breakpoint discount. The value of shares eligible for a cumulative quality discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

Letter of Intent

An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), shares that were purchased under the reduced sales charge schedule will be liquidated to pay the additional sales charge owed.

Group Purchases

Each Fund has a group investment and reinvestment program (the “Group Program”) that allows investors to purchase shares of a Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Programs of which he or she is a participant meet certain cost saving criteria set forth in the SAI.

Investments of $1 Million or More

For each Fund, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within 12 months of purchase. For each Fund, the CDSC is based on the cumulative cost of the shares being sold or the current account market value; whichever is less. The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions. Each time you place a redemption request, we will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, we will sell the shares in the order in which they were purchased.

Please refer to the SAI for detailed program descriptions and eligibility requirements of the sales charge reduction programs. Additional information is available from your financial adviser or by calling (800) 276-1262. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Integrity Funds Distributor at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

Class A Sales Charge Waivers

The Funds may sell Class A shares without an up-front sales charge to:

•

Trustees, directors, officers, employees (including retirees) of the Funds, Integrity Mutual Funds, Integrity Funds Distributor, and Integrity Money Management, for themselves or certain members of their family; trusts, pension, profit-sharing or other plans for the benefit of trustees, directors, officers, employees (including retirees) of the Funds, Integrity Mutual Funds, Integrity Fund Distributor, Integrity Money Management, and certain members of their families.

•	Authorized broker-dealers and financial institutions and employees (including their spouses and children) of such broker-dealers and institutions; and
•	Any broker-dealer, financial institution or other qualified firm that does not receive commissions for selling shares to its clients.

Financial institutions that purchase shares of the Fund for accounts of their customers may impose separate charges on these customers for account services.

Additional Information

The Funds make available, free of charge, more information about sales charge reductions and waivers through the Funds’ website at www.integrityfunds.com (which includes hyperlinks that facilitate access to this information), from the SAI or from your financial adviser.

HOW TO BUY SHARES

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business. Generally, the NYSE is closed on weekends, national holidays and Good Friday. The close of trading on the NYSE is normally 3:00 p.m., Central Time. Each Fund will process purchase and redemption orders that it receives in proper form prior to the close of regular trading on a day in which the NYSE is open at the NAV determined on that day. It will process purchase and redemption orders that it receives in proper form after the close of regular trading on the next day that the NYSE is open for regular trading. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to close of trading of the NYSE for you to receive that day’s NAV.

You may buy shares through investment dealers who have sales agreements with Integrity Funds Distributor or directly from Integrity Funds Distributor. If you do not have a dealer, call (800) 276-1262 and Integrity Funds Distributor can refer you to one. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with Integrity Funds Distributor. These financial institutions receive transaction fees that are the same as commissions to dealers, and they may charge you additional service fees.

The price you pay for shares will depend on how and when the Fund receives your order.  You will receive the share price next determined after the Fund has received your order.  If you place your order by contacting the Fund directly, your order must be received by the Fund prior to the close of trading of the NYSE (normally 3:00 p.m. Central Time) for you to receive that day’s price.  However, if you place your order through a dealer prior to the close of trading of the NYSE, and the Fund receives such order prior to the close of business of the Fund (normally 5:00 p.m. Central Time), you will receive that day’s price. Dealers are obligated to transmit orders promptly. See “Net Asset Value” for a discussion of how shares are priced.

A Fund may reject any purchase orders, including exchanges, for any reason. A Fund will reject any purchase orders, including exchanges, from investors that, in the Investment Adviser’s opinion, may constitute excessive trading. For these purposes, the Investment Adviser may consider an investor’s trading history in the Fund or other Integrity funds, and accounts under common ownership or control.

Purchase requests should be addressed to the authorized dealer or agent from which you received this prospectus. Such dealers or agents may place a telephone order with Integrity Funds Distributor for the purchase of shares. It is the broker or dealer’s responsibility to promptly forward payment and the purchase application to the transfer agent for the investor to receive the next determined NAV. Checks should be made payable to the name of the applicable Fund. The Funds’ transfer agent will charge a $15.00 fee against a shareholder’s account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

You may be asked to provide additional information in order for Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer agent, or a dealer to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Minimum Investments and Share Price

You may open an account with $1,000 and make additional investments at any time with as little as $50. You may open an account with $50 for the Monthomatic Investment Plan, as explained below. The Funds may change these minimum initial investments at any time.

The price you pay for shares will depend on how and when the Fund receives your order. You will receive the share price next determined after the Fund has received your order. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to the close of trading of the NYSE (normally 3:00 p.m., Central Time) for you to receive that day’s price.

If you place your order through a dealer prior to the close of trading of the NYSE and the Fund receives such order prior to the close of business of the Fund, you will receive that day’s price. Dealers are obligated to transmit orders promptly. See “Net Asset Value” for a discussion of how shares are priced.

IMPORTANT INFORMATION ABOUT PURCHASES

USA PATRIOT Act

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

Individual Investors Opening an Account

When you open an account, you will be asked for your name, address, date of birth and other information that will allow us to identify you. You may also be asked to provide documents that may help us to establish your identity, such as your driver’s license.

Investors Other than Individuals

When you open an account, you will be asked for the name of the entity, its principal place of business and Taxpayer Identification Number (“TIN”) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents such as driver’s licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help us identify the entity.

Purchases Made Through a Financial Adviser

Financial advisers or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

If you purchase your Fund shares through a financial adviser, which includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Investment Adviser, Integrity Funds Distributor or one of its affiliates, the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from the Investment Adviser or Integrity Funds Distributor. See the SAI for details.

The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above. In addition, the Investment Adviser, Integrity Funds Distributor or one or more of their affiliates, out of their own resources, may make additional cash payments to certain financial advisers who support the sale of Fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of this prospectus.

Integrity Funds Distributor or one or more of its affiliates may also from time to time make additional payments, out of their own resources, to certain authorized dealers that sell shares of the funds (“Integrity funds”) distributed by Integrity Funds Distributor in order to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Integrity fund shares and/or total assets of Integrity funds held by the firm’s customers. The level of payments that Integrity Funds Distributor is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm’s total assets held in and recent investments into Integrity funds, the firm’s level of participation in Integrity funds sales and marketing programs, the firm’s compensation program for its registered representatives who sell Fund shares and provide services to fund shareholders, and the asset class of the Integrity funds for which these payments are provided. For fiscal year 2006, these payments in the aggregate were approximately 0.027% to 0.035% of the assets in the Integrity funds, although payments to particular authorized dealers can be significantly higher. The SAI contains additional information about these payments, including the names of the dealer firms to which the payments are made. This compensation is not reflected in the fees and expenses listed in the fee table section of the Funds’ prospectus.

Systematic Investing – The Monthomatic Investment Plan

Once you have established a Fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (the “Monthomatic Investment Plan”). Simply complete the appropriate section of the account application form or call Integrity Fund Services at (800) 601-5593 for appropriate forms.

With the Monthomatic Investment Plan, you can make regular investments of $50 or more per month by authorizing us to take money out of your bank, savings and loan or credit union (“financial institution”) account. If an investor has expedited wire transfer redemption privileges with his or her fund account, such investor must designate the same financial institution account for both the Monthomatic Investment Plan and the wire redemption programs. If you redeem shares within 15 days of an automatic purchase and your account does not have sufficient funds, your redemption proceeds may not be sent until your account has sufficient funds, which may take up to 15 days. You can stop the withdrawals at any time by sending a written notice to Integrity Fund Services (the Funds’ transfer agent) at P.O. Box 759, Minot, ND 58702. The termination will become effective within seven days after the transfer agent has received the request. The Funds may terminate or modify the Monthomatic Investment Plan at any time and may immediately terminate a shareholder’s Monthomatic Investment Plan if any item is unpaid by the shareholder’s financial institution. There is no charge for this plan.

SPECIAL SERVICES

To help make your investing with us easy and efficient, we offer you the following services.

Exchanging Shares

You may exchange shares into the same class of other funds underwritten by Integrity Funds Distributor. Before requesting an exchange, review the prospectus of the Fund you wish to acquire. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies, except as described below. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

If you exchange from a fund with a lower initial sales charge than the one into which you are exchanging, you will be required to pay a sales charge equal to the difference between the sales charge of the higher-load fund and the sales charge originally paid with respect to the exchanged shares. If you exchange into shares that are subject to a CDSC, a holding period will begin for purposes of calculating the CDSC on the date you made your initial purchase. You will not pay sales charges when exchanging between funds of the same share class with identical sales charge schedules.

If you were a shareholder of the IPS Millennium Fund or IPS New Frontier Fund on April 22, 2005, you may exchange shares within the same class into other funds underwritten by Integrity Funds Distributor without paying a sales charge, regardless of whether you are exchanging from a fund with a lower initial sales charge than the one into which you are exchanging.

For tax purposes, an exchange is a sale of shares and may result in a taxable gain or loss followed by a purchase of shares of the Fund into which you exchange. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after the purchase of the exchanged shares.

The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed exchange request form. The exchange privilege may be changed or discontinued at any time upon 60 days’ notice to shareholders.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds at net asset value without incurring any additional charges. You may only reinstate into the same share class from which you redeemed. If you paid a CDSC, we will refund your CDSC as additional shares in proportion to the reinstatement amount of your redemption proceeds, and your holding period will also be reinstated. An investor exercising this privilege more than a year after redemption will be required to complete a new account application and provide proof that the investor was a previous shareholder of the applicable Fund. The Funds may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege. The Fund must be notified that an investment is a reinstatement.

HOW TO SELL SHARES

You may sell (redeem) your shares on any day the NYSE is open. You will receive the share price next determined after the Funds have received your properly completed redemption request as described below. Your redemption request must be received before the close of trading for you to receive that day’s price. While the Funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. Telephone redemption requests by dealers or agents will not be processed unless authorized in writing by the shareholder of record.

You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Integrity Fund Services, Inc., P.O. Box 759, Minot, ND 58702 or by placing an order to sell through your financial adviser. With signed authorization, such financial adviser may place a fax or telephone order to Integrity Fund Services for the sale of shares. In addition, such financial adviser may impose a charge for processing your redemption order. It is the financial adviser’s responsibility to promptly forward the redemption requests to the transfer agent for shares being redeemed to receive the next determined NAV.

To properly complete your redemption request, your request must include the following information:

•	The Fund’s name;
•	Your name and account number;
•	The dollar or share amount you wish to redeem;
•	The signature of each owner exactly as it appears on the account;
•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
•	The address where you want your redemption proceeds sent (if other than the address of record);
•	Any certificates you have for the shares (signed certificate or a duly endorsed stock power); and
•	Any required signature guarantees.

Redemption payments may be made by check or sent to your bank account through the Automated Clearing House (“ACH”) network. If you choose to receive proceeds via check, the transfer agent will usually send the check the next business day, but in no event more than seven days after it receives your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared, which may take up to 15 days from the date of purchase. Guaranteed signatures are required if you are redeeming more than $100,000, you want the check made payable to someone other than the shareholder of record or you want the check sent to another address. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association or brokerage firm. A notary public cannot provide a signature guarantee.

You should note that the Funds reserve the right to liquidate your account (not including Individual Retirement Accounts) upon 60 days’ written notice if the value of your account falls below $1,000 for any reason other than a fluctuation in the market value of the fund shares. The Funds also reserve the right to redeem in-kind (that is to pay redemption proceeds in cash and portfolio securities, or entirely in portfolio securities). Because you would receive portfolio securities in an in-kind redemption, you would still be subject to market risk and may incur transaction costs in selling the securities.

A Fund may suspend the right of redemption under the following unusual circumstances:

•	When the NYSE is closed, (other than for weekends and holidays) or trading is restricted, as determined by the SEC;
•	When an emergency exists, as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the net asset value per share next determined after the termination of the suspension.

Systematic Withdrawal Program

If the value of your Fund account is at least $5,000, you may request to have a specific amount withdrawn automatically from your account, subject to any CDSC. You may elect to receive payments monthly, quarterly, semi-annually, or annually. Shares will be redeemed from your account for the specified withdrawal amount plus any CDSC on approximately the first or 25th of the applicable month. If withdrawals exceed reinvested dividends and distributions, an investor’s shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in Fund’s Systematic Withdrawal Program. A shareholder who participates in the Monthomatic Investment Plan is ineligible to participate in the Systematic Withdrawal Program. To participate in this program, shares may not be in certificated form. You may terminate participation in the program at any time. The Funds may terminate or modify this program at any time.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Market Timing

The Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Funds, including but not limited to market timing. Short-term or excessive trading into and out of a Fund can disrupt portfolio management strategies, harm performance and increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs. A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Arbitrage market timing may also be attempted in funds that hold significant investments in securities and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. Each Fund may refuse to sell shares to market timers, and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer, and as further set out below. The Funds’ Board of Trustees has adopted and implemented the following policies and procedures to discourage and prevent market timing or excessive short-term trading in the Funds: (i) trade activity monitoring; (ii) restricting certain transactions; and (iii) using fair value pricing in certain instances. Each of these procedures is described in more detail below.

Although these procedures are designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in a Fund may occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Investment Adviser and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. The Funds may modify these procedures in response to changing regulatory requirements imposed by the SEC, or to enhance the effectiveness of these procedures and to further restrict trading activities by market timers. Although the Funds and their service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated.

Trade Activity Monitoring

The Funds, the Investment Adviser and their agents monitor selected trades and flows of money into and out of the Funds in an effort to detect excessive short-term trading activities, and for consistent enforcement of the procedures. If, as a result of this monitoring, a Fund, the Investment Adviser or one of their agents believes that a shareholder has engaged in excessive short-term trading, Integrity Fund Services will, at its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. The Fund may reject purchase or exchange orders for any reason, without prior notice, particularly purchase orders that the Fund believes are made on behalf of market timers.

Restrictions on Certain Transactions

In order to prevent market timing, the Funds will impose the following restrictions:

•	The Funds will restrict or refuse purchase or exchange orders that the Funds or Integrity Funds Distributor believes constitute excessive trading;
•	The Funds will reject transactions that violate the Funds’ excessive trading policies or their respective exchange limits;
•	In order to limit excessive exchange activity and otherwise to promote the best interests of the Funds, the Funds will monitor all redemptions that take place within 30 days of purchase; and
•	The Funds will process trades received after 3:00 p.m. (Central Time) at the next business day’s NAV.

Trades transmitted through National Securities Clearing Corporation (“NSCC”) that are received by Integrity Fund Services after 3:00 p.m. (Central Time) but received by the broker-dealer, bank or other financial institution transmitting the trade through NSCC before 3:00 p.m. (Central Time) are processed with the date the trade is received by such financial institution.

Investors are subject to this market timing policy whether a direct shareholder of the Funds or investing indirectly in the Funds through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Funds for trading on behalf of its customers.

While the Funds will encourage financial intermediaries to apply the Funds’ market timing trading policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or is difficult to identify because of the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether or not the trading by customers of financial intermediaries is contrary to the Funds’ market timing trading policy. However, the SEC recently adopted a new rule that generally requires funds to enter into shareholder information agreements with certain financial intermediaries that hold fund shares in “omnibus accounts” on behalf of others. Pursuant to these arrangements, the financial intermediary agrees to, among other things, provide certain information upon fund request about shareholders and transactions in these accounts to help enable funds to enforce restrictions on market timing and similar abusive transactions. The financial intermediary will also execute any instructions from the fund to restrict or prohibit purchases or exchanges by a shareholder the fund has identified as violating its market timing policies. The compliance dates for the new rule are currently April 16, 2007 for entering into shareholder information agreements and October 16, 2007 for funds to request and receive information pursuant to these arrangements. The Funds will comply with this new rule when required and as applicable.

Fair Value Pricing

The Funds have fair value pricing procedures in place that are described in further detail in the “Net Asset Value” section of this prospectus. By fair valuing a security whose price may have been affected (i) by events occurring after the close of trading in its respective market or (ii) by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon their current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. Despite best efforts, however, there is an inherent risk that the fair value may be higher or lower than the value the Fund would have received if it had sold the investment.

DISTRIBUTIONS

Dividends and Distributions

The High Income Fund declares net investment income as dividends daily and payable monthly. The Small Cap Growth Fund, Health Sciences Fund, Technology Fund, Growth & Income Fund and All Season Fund distribute substantially all of their net investment income annually. Each Fund pays substantially all of its capital gain annually prior to the close of the fiscal year in which the gains are earned. The amount of any distributions will vary and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.

Reinvestment Options

The Funds automatically reinvest your monthly dividends and capital gains distributions in additional Fund shares at NAV unless you request distributions to be received in cash. You may change your selected method of distribution, provided such change will be effective only for distributions paid seven or more days after the transfer agent receives the written request.

Dividends that are not reinvested are paid by check or transmitted electronically to your bank account, with the same names as the account registration, using the ACH network. You may have your distribution check paid to a third party or sent to an address other than your address of record, although a signature guarantee will be required. For further information, please contact Integrity Fund Services at (800) 601-5593.

FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be acquired by the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status

Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions

Fund distributions are generally taxable. Each Fund intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). After the end of each year, you will receive a tax statement that separates your Fund’s distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Funds may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Funds may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

Sale or Redemption of Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Capital Gains and Losses and Certain Ordinary Income Dividends

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years beginning before January 1, 2011. A portion of the capital gains dividends from the Funds may be subject to a 25% tax rate.  For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Funds are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Each Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions

Under certain circumstances, as described in this prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when your Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could however assert that a loss could not be currently deducted.

Exchanges

If you exchange shares of your Fund for shares of another fund, the exchange would generally be considered a sale for federal income tax purposes, and any gain on the transaction may be subject to federal income tax.

Deductibility of Fund Expenses

Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.

Buying Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend is commonly known as “buying the dividend.” The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Tax Credit

If your Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Foreign Investors

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Funds will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of a Fund beginning prior to 2008, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

DISTRIBUTION AND SERVICE PLANS (12b-1)

Each Fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940 that authorizes each Fund to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of Class A and Class C shares of the Funds and for providing personal services and the maintenance of shareholder accounts. Under each Fund’s plan related to the Class A shares, the Small Cap Growth Fund, Health Sciences Fund, Technology Fund and Growth & Income Fund are each authorized to pay Integrity Funds Distributor an annual fee up to 0.50%, and the All Season Fund and High Income Fund are each authorized to pay Integrity Funds Distributor an annual fee of up to 0.25%, of the average daily net assets of the respective Fund’s Class A shares (the “Class A 12b‑1 Fee”) for distribution and shareholder services. Under the All Season Fund’s and the High Income Fund’s plan related to the Class C shares, these Funds are authorized to pay Integrity Funds Distributor an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C shares for distribution and shareholder services. Integrity Funds Distributor may pay a portion of the distribution and services fees to your financial adviser for providing ongoing services to you. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NET ASSET VALUE

Each Fund calculates its NAV as of the close of regular trading of the NYSE (normally 3:00 p.m. Central Time) on each day the NYSE is open for trading. If portfolio investments of a Fund are traded in markets on days when the NYSE is not open, a Fund’s NAV may fluctuate on days when investors cannot purchase or redeem shares.

Each Fund’s NAV is generally based upon the market value of securities held in the Fund’s portfolio by adding the value of that Fund’s investments plus cash and other assets, deducting liabilities and then dividing the results by the number of its shares outstanding. The Funds’ investments are primarily valued using market quotations. Corporate debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Investment Adviser. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. To the extent a Fund invests in open-end management investment companies, such Fund’s NAV will be calculated based upon the net asset values of the registered open-end management investment companies in which such Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing. To the extent a Fund invests in an ETF, the ETF’s value is based on the value of its underlying portfolio securities.

If market prices are not readily available, invalid or unreliable, or when a significant event occurs, the fair value of securities is determined using procedures approved by the Board of Trustees. In addition, if between the time trading ends on a particular security and the close of trading on the NYSE, events occur that materially affect the value of the security, the Funds may value the security at its fair value as determined in good faith by the Investment Adviser under procedures approved by the Board of Trustees. In such a case, the Fund’s NAV will be subject to the judgment of the Investment Adviser rather than being determined by the market.

To the extent that a Fund’s assets are traded in other markets on days when the Fund is not open for business and does not price its shares, the value of the Fund’s shares may be affected on those days when shareholders may not be able to purchase or sell the Fund’s shares. In addition, trading in some of the Fund’s assets may not occur on days when the Fund is open for business.

FUND SERVICE PROVIDERS

The custodian of the assets of the Funds is Wells Fargo Bank, N.A., Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479.

Integrity Fund Services, a wholly owned subsidiary of Integrity Mutual Funds, Inc., is the Funds’ transfer agent and accounting and administrative services agent. As such, Integrity Fund Services performs pricing, data processing, accounting and other administrative services for the operation of the Funds and the maintenance of shareholder accounts.

SHAREHOLDER INQUIRIES

All inquiries regarding the Funds should be directed to Integrity Funds Distributor, Inc. at 1 Main Street North, Minot, ND 58703 or call (800) 276-1262. All inquiries regarding account information should be directed to Integrity Fund Services, Inc. at P.O. Box 759, Minot, ND 58702 or call (800) 601-5593.

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand each indicated Fund’s financial performance for the past five years or, if shorter, the period of each such Fund’s investment operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each such Fund (assuming reinvestment of all dividends and distributions).

The Growth & Income Fund acquired the assets of the IPS Millennium Fund and the IPS New Frontier Fund. This transaction was effective as of the close of business on April 22, 2005. Consequently, the information for the Integrity Growth & Income Fund prior to the acquisition date represents the financial history of the IPS Millennium Fund. The information in these tables with respect to the IPS Millennium Fund for the fiscal year ended November 30, 2004, has been audited by Cohen McCurdy, Ltd. McCurdy & Associates, CPA’s, Inc. have audited the information for the fiscal years ended November 30, 2003 and 2002. The information for the Growth & Income Fund for periods after November 30, 2004 has been audited by Brady Martz & Associates, P.C., whose report for the most recent fiscal year, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

With respect to the Small Cap Growth Fund, Health Sciences Fund and Technology Fund, the information in these tables for periods prior to March 31, 2003, was audited by Ernst & Young, LLP, the former independent auditors, whose report, along with the Funds’ financial statements, are included in their annual reports to shareholders. The information for periods after March 31, 2003, has been audited by Brady Martz & Associates, P.C., whose reports for the most recent fiscal year, along with these Funds’ financial statements, are included in these Funds’ respective annual reports, which are available upon request.

The information for the High Income Fund and All Season Fund has been audited by Brady Martz & Associates, P.C., whose reports for the most recent fiscal year, along with these Funds’ financial statements, are included in these Funds’ respective annual reports, which are available upon request.

Further information about a Fund’s performance is contained in such Fund’s latest annual or semi-annual shareholder report. You may obtain a free copy of the respective Fund’s latest annual or semi-annual shareholder report upon request from the Fund.

Integrity Small Cap Growth Fund

Selected per share data and ratios for the period indicated

	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004	For The Period April 1, 2003 Through December 31, 2003	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$12.19	$13.67	$12.20	$8.94	$12.54	$12.93

Income from Investment Operations:
Net investment income (loss)	$(.24)	$(.24)	$(.31)	$(.34)	$(.29)	$(.26)
Net realized and unrealized gain (loss) on investment transactions	1.22	1.86	1.78	3.60	(3.31)	.73
Total Income (Loss) From Investment Operations	$.98	$1.62	$1.47	$3.26	$(3.60)	$.47

Less Distributions:
Dividends from net investment income	$.00	$.00	$.00	$.00	$.00	$.00
Distributions from net realized gains	(4.29)	(3.10)	.00	.00	.00	(.86)
Total Distributions	$(4.29)	$(3.10)	$.00	$.00	$.00	$(.86)

NET ASSET VALUE, END OF PERIOD	$8.88	$12.19	$13.67	$12.20	$8.94	$12.54

Total Return	7.73%(A)	11.65%(A)	12.05% (A)	36.47%(A)(D)	(28.71%)(A)	4.02%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$7,308	$15,034	$21,543	$23,485	$19,099	$31,528
Ratio of net expenses (after expense assumption) to average net assets	2.65%(B)	2.65%(B)	2.65%(B)	4.45%(B)(C)	3.13%(B)	2.64%(B)
Ratio of net investment income to average net assets	(1.78%)	(1.76%)	(2.19%)	(3.89%)(C)	(2.67%)	(2.09%)
Portfolio turnover rate	25.71%	28.64%	58.45%	59.04%	27.74%	52.13%

(A) Excludes maximum sales charge of 5.75%.

(B) During the periods since December 31, 2003, Integrity Mutual Funds, Inc., assumed/waived expenses of $15,566, $15,012, and $53,156, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 2.79%, 2.74%, and 2.89%, respectively. During the period April 1, 2003 through December 31, 2003, Integrity Mutual Funds, Inc., and Willamette Asset Managers assumed/waived expenses of $4,713. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 4.47%. During the periods prior to March 31, 2003, Willamette Asset Managers and The Coventry Group waived expenses of $46,274 and $62,878, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 3.33% and 2.84%, respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Health Sciences Fund

Selected per share data and ratios for the period indicated

	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004	For The Period April 1, 2003 Thru December 31, 2003	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$10.77	$9.40	$9.22	$7.29	$9.28	$8.71

Income from Investment Operations:
Net investment income (loss)	$(.26)	$(.22)	$(.26)	$(.28)	$(.26)	$(.24)
Net realized and unrealized gain (loss) on investment transactions	.67	1.59	.44	2.21	(1.73)	0.94
Total Income (Loss) From Investment Operations	$.41	$1.37	$.18	$1.93	$(1.99)	$0.70

Less Distributions:
Dividends from net investment income	$.00	$.00	$.00	$.00	$.00	$.00
Distributions from net realized gains	.00	.00	.00	.00	.00	(.13)
Total Distributions	$.00	$.00	$.00	$.00	$.00	$(.13)

NET ASSET VALUE, END OF PERIOD	$11.18	$10.77	$9.40	$9.22	$7.29	$9.28

Total Return	3.81%(A)	14.57%(A)	1.95%(A)	26.47%(A)(D)	(21.44%)(A)	7.94%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$4,180	$8,416	$13,126	$16,358	$14,343	$22,255
Ratio of net expenses (after expense assumption) to average net assets	2.65%(B)	2.65%(B)	2.65%(B)	4.59%(B)(C)	3.46%(B)	2.85%(B)
Ratio of net investment income to average net assets	(1.59%)	(1.76%)	(2.34%)	(4.26%)(C)	(3.17%)	(2.46%)
Portfolio turnover rate	15.88%	30.10%	39.80%	20.40%	34.28%	68.38%

(A) Excludes maximum sales charge of 5.75%.

(B) During the periods since December 31, 2003, Integrity Mutual Funds, Inc. assumed/waived expenses of $36,406, $41,089, and $42,433, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 3.26%, 3.06% and 2.93%, respectively. During the period April 1, 2003 through December 31, 2003, Integrity Mutual Funds, Inc. and Willamette Asset Managers assumed/waived expenses of $28,935. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 4.84%. During the periods prior to March 31, 2003, Willamette Asset Managers and The Coventry Group assumed/waived expenses of $32,026 and $47,186, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 3.66% and 3.05%, respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Technology Fund

Selected per share data and ratios for the period indicated

	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004	For The Period April 1, 2003 Thru December 31, 2003	For The Year Ended March 31, 2003	For The Year Ended March 31, 2002*
NET ASSET VALUE, BEGINNING OF PERIOD	$9.01	$8.39	$7.34	$4.71	$8.00	$10.22

Income from Investment Operations:
Net investment income (loss)	$(.17)	$(.16)	$(.20)	$(.23)	$(.21)	$(.22)
Net realized and unrealized gain (loss) on investment transactions	1.02	.78	1.25	2.86	(3.08)	(2.00)
Total Income (Loss) From Investment Operations	$.85	$.62	$1.05	$2.63	$(3.29)	$(2.22)

Less Distributions:
Dividends from net investment income	$.00	$.00	$.00	$.00	$.00	$.00
Distributions from net realized gains	.00	.00	.00	.00	.00	(.00)
Total Distributions	$.00	$.00	$.00	$.00	$.00	$(.00)

NET ASSET VALUE, END OF PERIOD	$9.86	$9.01	$8.39	$7.34	$4.71	$8.00

Total Returns	9.43%(A)	7.39%(A)	14.31%(A)	55.84%(A)(D)	(41.13%)(A)	(21.72%)(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$4,288	$8,733	$12,320	$13,456	$9,447	$16,763
Ratio of net expenses (after expense assumption) to average net assets	2.65%(B)	2.65%(B)	2.65%(B)	4.85%(B)(C)	4.12%(B)	3.26%(B)
Ratio of net investment income to average net assets	(1.21%)	(1.54%)	(2.33%)	(4.64%)(C)	(3.93%)	(3.01%)
Portfolio turnover rate	18.26%	33.51%	49.29%	77.40%	116.42%	360.05%

* Adjusted for a 1:5 reverse split on April 13, 2001.

(A) Excludes maximum sales charges of 5.75%.

(B) During the periods since December 31, 2003, Integrity Mutual Funds, Inc. assumed/waived expenses of $42,958, $50,468 and $39,849, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 3.35%, 3.17% and 2.96%, respectively. During the period April 1, 2003 through December 31, 2003, Integrity Mutual Funds, Inc. and Willamette Asset Managers assumed/waived expenses of $44,352. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 5.34%. During the periods prior to March 31, 2003, Willamette Asset Managers and The Coventry Group assumed/waived expenses of $54,037 and $63,109, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 4.62% and 3.68%, respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Growth & Income Fund

Selected per share data and ratios for the period indicated

	For The Year Ended December 29, 2006	For The Period December 1, 2005, Thru December 30, 2005	For The Year Ended November 30, 2005	For The Year Ended November 30, 2004 (A)	For The Year Ended November 30, 2003 (A)	For The Year Ended November 30, 2002 (A)
NET ASSET VALUE, BEGINNING OF PERIOD	$31.98	$31.74	$29.11	$26.03	$22.43	$29.43

Income from Investment Operations:
Net investment income (loss)	$.32	$.01	$.23	$.41	$.08	$(.07)
Net realized and unrealized gain (loss) on investment transactions	4.49	.24	3.11	2.78	3.52	(6.93)
Total Income (Loss) From Investment Operations	$4.81	$.25	$3.34	$3.19	$3.60	$(7.00)

Less Distributions:
Dividends from net investment income	$(.29)	$(.01)	$(.71)	$(.11)	$.00	$.00
Distributions from net realized gains	(.01)	.00	.00	.00	.00	.00
Total Distributions	$(.30)	$(.01)	$(.71)	$(.11)	$.00	$.00

NET ASSET VALUE, END OF PERIOD	$36.49	$31.98	$31.74	$29.11	$26.03	$22.43

Total Return	15.04%(B)	9.58%(B)(E)	11.60%(B)	12.28%	16.05%	(23.79%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$46,334	$52,148	$52,804	$67,259	$79,384	$94,643
Ratio of net expenses (after expense assumption) to average net assets	1.56%(C)	1.50%(C)(E)	1.46%(C)	1.40%	1.40%	1.34%
Ratio of net investment income to average net assets	0.84%	0.41%(E)	0.66%	1.48%	0.36%	(0.27%)
Portfolio turnover rate	94.23%	9.66%	107.61%(D)	77.87%	169.37%	209.20%

(A) The financial highlights as set forth herein reflect the historical financial highlights of IPS Millennium Fund. The assets of IPS Millennium Fund were acquired by Integrity Growth & Income Fund as of the close of business on April 22, 2005. In connection with such acquisition, the shares of IPS Millennium Fund were exchanged for shares of Integrity Growth & Income Fund.

(B) Excludes maximum sales charge of 5.75%.

(C) During the periods since April 22, 2005, Integrity Mutual Funds, Inc. assumed/waived expenses of $400,347, $40,314 and $259,259, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.39%, 2.41% and 1.91%, respectively. During the periods prior to April 22, 2005, IPS Advisory, Inc. did not assume/waive any expenses.

(D) Calculation excludes the value of securities acquired by the IPS New Frontier Fund of $622,238 in purchases and $2,123,907 in sales for the period.

(E) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity All Season Fund

Class A Shares

Selected per share data and ratios for the period indicated

	For The Year Ended December 29, 2006	For The Period Since Inception (August 8, 2005) Through December 30, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$10.02	$10.00

Income from Investment Operations:
Net investment income (loss)	$.11	$.03
Net realized and unrealized gain (loss) on investment transactions	.51	.02
Total Income (Loss) From Investment Operations	$.62	$.05

Less Distributions:
Dividends from net investment income	$(.11)	$(.03)
Distributions from net realized gains	(.22)	.00
Total Distributions	$(.33)	$(.03)

NET ASSET VALUE, END OF PERIOD	$10.31	$10.02

Total Return	6.13%(B)	1.19%(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$15,739	$10,775
Ratio of net expenses (after expense assumption) to average net assets	2.65%(C)	2.65%(C)(D)
Ratio of net investment income to average net assets	1.15%	0.89%(D)
Portfolio turnover rate	371.65%	145.78%

(A) Excludes maximum sales charge of 1.50%.

(B) Excludes maximum sales charge of 5.75%. The Integrity Funds received an order from the SEC under Section 12(d)(1)(J) of the Investment Company Act of 1940 (the “Act”), for an exemption from the limitations of Section 12(d)(1)(F)(ii) of the Act to the extent necessary to permit the Funds to charge a sales load in excess of 1.50%.

(C) During the periods indicated above, Integrity Mutual Funds, Inc. assumed/waived expenses of $94,603 and $44,509. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 3.30% and 4.03%.

(D) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity All Season Fund

Class C Shares

Selected per share data and ratios for the period indicated

	For The Year Ended December 29, 2006	For The Period Since Inception (August 8, 2005) Through December 30, 2005
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00	$10.00

Income from Investment Operations:
Net investment income (loss)	$.11	$.03
Net realized and unrealized gain (loss) on investment transactions	.42	.00
Total Income (Loss) From Investment Operations	$.53	$.03

Less Distributions:
Dividends from net investment income	$(.11)	$(.03)
Distributions from net realized gains	(.21)	.00
Total Distributions	$(.32)	$(.03)

NET ASSET VALUE, END OF PERIOD	$10.21	$10.00

Total Return	5.32%(A)	0.68%(A)(C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,535	$376
Ratio of net expenses (after expense assumption) to average net assets	3.40%(B)	3.40%(B)(C)
Ratio of net investment income to average net assets	1.67%	1.33%(C)
Portfolio turnover rate	371.65%	145.78%

(A) Excludes contingent deferred sales charge of 1.00%.

(B) During the periods indicated above Integrity Mutual Funds, Inc. assumed/waived expenses of $6,287 and $1,359. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 4.06% and 5.16%.

(C) Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity High Income Fund

Class A Shares

Selected per share data and ratios for the period indicated

	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Period Since Inception (April 30, 2004) Through December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$10.07	$10.33	$10.00

Income from Investment Operations:
Net investment income (loss)	$.76	$.79	$.57
Net realized and unrealized gain (loss) on investment transactions	.27	(.05)	.38
Total Income (Loss) From Investment Operations	$1.03	$.74	$.95

Less Distributions:
Dividends from net investment income	$(.76)	$(.79)	$(.57)
Distributions from net realized gains	(.14)	(.21)	(.05)
Total Distributions	$(.90)	$(1.00)	$(.62)

NET ASSET VALUE, END OF PERIOD	$10.20	$10.07	$10.33

Total Return	10.66%(A)	7.48%(A)	9.81%(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$101,545	$37,764	$11,112
Ratio of net expenses (after expense assumption) to average net assets	1.75%(B)	1.75%(B)	1.69%(B)(C)
Ratio of net investment income to average net assets	7.49%	7.71%	7.20%(C)
Portfolio turnover rate	38.76%	31.69%	29.81%

(A) Excludes maximum sales charge of 4.25%

(B) During the periods indicated above, Integrity Mutual Funds, Inc., assumed/waived expenses of $130,316, $71,122, and $32,195, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.95%, 2.05%, and 3.00%, respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity High Income Fund

Class C Shares

Selected per share data and ratios for the period indicated

	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Period Since Inception (April 30, 2004) Through December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$10.09	$10.36	$10.00

Income from Investment Operations:
Net investment income (loss)	.69	$.71	$.46
Net realized and unrealized gain (loss) on investment transactions	.27	(.06)	.41
Total Income (Loss) From Investment Operations	$.96	$.65	$.87

Less Distributions:
Dividends from net investment income	$(.69)	$(.71)	$(.46)
Distributions from net realized gains	(.14)	(.21)	(.05)
Total Distributions	$(.83)	$(.92)	$(.51)

NET ASSET VALUE, END OF PERIOD	$10.22	$10.09	$10.36

Total Return	9.84%(A)	6.59%(A)	8.93%(A)(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$41,840	$24,357	$8,988
Ratio of net expenses (after expense assumption) to average net assets	2.50%(B)	2.50%(B)	2.48%(B)(C)
Ratio of net investment income to average net assets	6.75%	6.96%	6.83%(C)
Portfolio turnover rate	38.76%	31.69%	29.81%

(A) Excludes contingent deferred sales charge of 1.00%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. assumed/waived expenses of $64,030, $51,581 and $62,188, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.70%, 2.81%, and 4.26%, respectively.

(C) Ratio is annualized.

(D) Ratio is not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Small Cap Growth Fund

Integrity Health Sciences Fund

Integrity Technology Fund

Integrity Growth & Income Fund

Integrity All Season Fund

Integrity High Income Fund

1 Main Street North—Minot, ND 58703—(701) 852-5292

P.O. Box 759—Minot, ND 58702

(800) 276-1262—Marketing—Fax (701) 838-4902

(800) 601-5593—Transfer Agent—Fax (701) 852-2548

Investment Adviser

Integrity Money Management, Inc.

1 Main Street North

Minot, ND 58703

Principal Underwriter

Integrity Funds Distributor, Inc.

1 Main Street North

Minot, ND 58703

Custodian

Wells Fargo Bank, NA

Trust & Custody Solutions

801 Nicollet Mall, Suite 700

Minneapolis, MN 55479

Transfer Agent

Integrity Fund Services, Inc.

P.O. Box 759

Minot, ND 58702

Independent Accountant

Brady, Martz & Associates, P.C.

24 West Central Avenue

Minot, ND 58701

Legal Counsel

Chapman and Cutler LLP

111 West Monroe Street

Chicago, IL 60603

ADDITIONAL INFORMATION

To learn more about the Funds, you may want to read the Funds’ SAI, which contains additional information about the Funds. The Funds have incorporated by reference the SAI into the prospectus. This means that you should consider the contents of the SAI to be part of this prospectus. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. Call Integrity Funds Distributor at (800) 276-1262 to request a free copy of the Funds’ SAI, annual reports, semi-annual reports or other Fund information or to make inquiries, or visit our website at www.integrityfunds.com.

Prospective investors and shareholders who have questions about the Funds may write to:

Integrity Funds Distributor, Inc.

1 Main Street North

Minot, ND 58703

or call (800) 276-1262

The general public can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (please call 1-202-942-8090 for information on the operations of the Public Reference Room). Reports and other information about the Funds are also available for free on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov, and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-0102

Please refer to the Funds’ Investment Company Act File No. 811-07322 when seeking information about the Funds from the Securities and Exchange Commission.

Statement of Additional Information
May 1, 2007

THE INTEGRITY FUNDS
CLASS A AND CLASS C SHARES

INTEGRITY SMALL CAP GROWTH FUND
INTEGRITY HEALTH SCIENCES FUND
INTEGRITY TECHNOLOGY FUND
INTEGRITY GROWTH & INCOME FUND
INTEGRITY ALL SEASON FUND
INTEGRITY HIGH INCOME FUND

1 Main Street North
Minot, North Dakota 58703
(701) 852-5292
(800) 601-5593 / Transfer Agent
(800) 276-1262 / Marketing

Only the Integrity High Income Fund and Integrity All Season Fund currently offer Class C Shares.

This Statement of Additional Information (“SAI”) is not a prospectus, but it should be read in conjunction with the Prospectus of the Integrity Small Cap Growth Fund, Integrity Health Sciences Fund, Integrity Technology Fund, Integrity Growth & Income Fund, Integrity All Season Fund and Integrity High Income Fund (the “Funds”), dated May 1, 2007 (“Prospectus”). Each Fund is a separate investment portfolio of The Integrity Funds (the “Trust” or the “Integrity Funds”), an open-end management company organized as a Delaware statutory trust. Copies of the Prospectus may be obtained at no charge from the Funds by writing to the above address or calling (800) 276-1262.

The audited financial statements for the Integrity Small Cap Growth Fund, Integrity Growth & Income Fund, Integrity Health Sciences Fund, Integrity Technology Fund, Integrity All Season Fund and Integrity High Income Fund appear in such Funds’ annual reports for their most recent fiscal year. The financial statements from the foregoing annual reports are incorporated herein by reference. A copy of the annual reports may be obtained without charge by writing to the above address or calling (800) 276‑1262.

TABLE OF CONTENTS

THE INTEGRITY FUNDS	1
INVESTMENT RESTRICTIONS	1
INVESTMENT POLICIES	2
INVESTMENTS AND RISKS	3
ADDITIONAL INFORMATION ABOUT THE FUNDS	19
Health Sciences Fund	19
Technology Fund	19
Growth & Income Fund	20
Temporary Defensive Positions and Cash Management Investments	20
DISCLOSURE OF PORTFOLIO HOLDINGS	21
TRUSTEES AND OFFICERS	22
ORGANIZATION AND CAPITALIZATION	26
SHAREHOLDER AND TRUSTEE LIABILITY	27
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	27
INVESTMENT ADVISER	27
Portfolio Manager—Growth & Income Fund, Small Cap Growth Fund, Health Sciences Fund and Technology Fund	29
Investment Sub-Advisers and Portfolio Managers—All Season Fund and High Income Fund	29
Manager of Managers	31
Potential Conflicts of Interest	31
Other Accounts Managed and Share Ownership in the Funds by Portfolio Managers	33
Code of Ethics	33
TRANSFER AGENT, FUND ACCOUNTING AGENT and ADMINISTRATOR	34
CUSTODIAN	34
INDEPENDENT ACCOUNTANTS	34
COUNSEL	35
DISTRIBUTOR	35
Compensation	35
12b-1 Plans	36
PROXY VOTING POLICY	38
PORTFOLIO TRANSACTIONS	38
PURCHASE AND REDEMPTION OF SHARES	40
Monthomatic Investment Plan	43
Exchange Privilege	43
Reinstatement Privilege	43
Minimum Investment	43
Redemptions	43
Additional Information on Purchases and Redemptions	44
Systematic Withdrawal Plan	44
NET ASSET VALUE	44
EXPENSES OF THE FUNDS	45
FEDERAL TAX MATTERS	45
FINANCIAL STATEMENTS	49
APPENDIX A—DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS	50

THE INTEGRITY FUNDS

The Integrity Funds (“Trust”), a Delaware statutory trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (“mutual fund”) consisting of six separate series: Integrity Small Cap Growth Fund (the “Small Cap Growth Fund”) and Integrity Growth & Income Fund (the “Growth & Income Fund”), each of which is a diversified fund, and Integrity Health Sciences Fund (the “Health Sciences Fund”), Integrity Technology Fund (the “Technology Fund”), Integrity All Season Fund (the “All Season Fund”) and Integrity High Income Fund (the “High Income Fund”), each of which is a non-diversified fund. The Board of Trustees of the Trust (the “Board of Trustees”) may create additional funds as they deem appropriate.

Integrity Money Management, Inc. (“Integrity Money Management” or the “Investment Adviser”), acts as investment adviser to all of the Funds. SMH Capital Advisors, Inc. (“SMH”) serves as sub-adviser to the High Income Fund and the high yield securities in the investment portfolio of the All Season Fund. All Season Financial Advisors, Inc. (“All Season Advisors”) serves as sub-adviser to the All Season Fund. SMH and All Season Advisors are each referred to as a “Sub-Adviser” and collectively referred to as the “Sub-Advisers.”

Much of the information contained in this SAI expands upon subjects discussed in the Prospectus of the Funds. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of the Funds should be made without first reading the Prospectus.

The investment objectives of each Fund are as follows:

•	The Small Cap Growth Fund seeks to provide long-term capital appreciation.
•	The Health Sciences Fund seeks to provide long-term growth of capital.
•	The Technology Fund seeks to provide long-term growth of capital.
•	The Growth & Income Fund seeks to provide long-term growth of capital with dividend income as a secondary objective.
•	The All Season Fund seeks to provide long-term growth of capital.
•	The High Income Fund seeks a high level of current income with capital appreciation as a secondary objective.

INVESTMENT RESTRICTIONS

For purposes of all investment policies of a Fund: (i) the references to the Investment Company Act of 1940 (“the 1940 Act”) include the rules thereunder, interpretations of the SEC and any exemptive order upon which the Fund may rely; and (ii) the references to the Internal Revenue Code of 1986 as amended (the “Code”) include the rules thereunder, Internal Revenue Service (“IRS”) interpretations and any private letter ruling or similar authority upon which the Fund may rely. Except as required by the 1940 Act, the Code or as otherwise noted below, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from change in the market values of a Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

The investment objective and fundamental policies of a Fund cannot be changed without the affirmative vote of the lesser of: (i) 50% of the outstanding shares of the Fund; or (ii) 67% of the shares of the Fund present or represented at a shareholders’ meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board of Trustees may change a non-fundamental policy of a Fund without shareholder approval.

The Funds, as a matter of fundamental policy, may not without the approval of a majority of the shares of that Fund:

1.	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
3.

concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that the Health Sciences Fund will concentrate its investments in health sciences-related industries and the Technology Fund will concentrate its investments in technology-related industries;

4.	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;
5.

purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities; or
7.

make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund’s investment objective and policies may be deemed to be loans.

INVESTMENT POLICIES

The following investment policies are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders of the Small Cap Growth Fund, Health Sciences Fund, Technology Fund, All Season Fund and High Income Fund. As non-fundamental policies, the Small Cap Growth Fund, Health Sciences Fund, Technology Fund, All Season Fund and High Income Fund:

1.

will not invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or which are not readily marketable, except for master demand notes, other securities payable upon demand, repurchase agreements and instruments evidencing loans of securities. Such securities may, however, become a part of a Fund’s assets through a merger, exchange or recapitalization involving securities already held in a Fund and the High Income Fund and All Season Fund may invest in Rule 144A restricted securities with registration rights;

2.

will not purchase securities on margin or sell securities short except in accordance with the requirements of federal law, including the 1940 Act and any rules promulgated thereunder and as permitted by the Fund’s registration statement;

3.	may invest in other investment companies to the extent permitted by federal law including the 1940 Act and any rules promulgated thereunder and any such exemptions granted to the Funds by the SEC; and
4.

may not invest in or sell puts or calls except in accordance with the requirements of federal law, including the 1940 Act and any rules promulgated thereunder and as permitted by the Fund’s registration statement.

The following investment policies are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders of the Growth & Income Fund. As non-fundamental policies, the Growth & Income Fund will not:

1.

mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) in the fundamental policies above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;

2.

enter into reverse repurchase agreements. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding;

3.

purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving permitted investments and techniques;

4.	effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short;
5.	purchase or sell put or call options; and
6.	invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

Further, as a non-fundamental policy, the Growth & Income Fund may invest in other investment companies to the extent permitted by federal law including the 1940 Act and any rules promulgated thereunder and any such exemptions granted to the Fund by the SEC.

The Funds listed below have non-fundamental investment policies obligating such a Fund to commit, under normal market conditions, at least 80% of its assets in the type of investment suggested by the Fund’s name. For purposes of such an investment policy, “assets” includes the Fund’s assets, as well as any amounts borrowed for investment purposes. The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to any change in such an investment policy. Any notice required to be delivered to shareholders of such Funds for the purpose of announcing an intended change in the non-fundamental policy listed below will be provided in a separate written document. Each such notice will contain, in boldface type and placed prominently in the document, the following statement: “Important Notice Regarding Change in Investment Policy.” This statement will also appear on the envelope in which such notice is delivered.

•

Under normal market conditions, the Small Cap Growth Fund will invest at least 80% of its assets plus the amount of any borrowings for investment purposes in equity securities of small domestic and foreign issuers.

•

Under normal market conditions, the Health Sciences Fund will invest at least 80% of its assets plus the amount of any borrowings for investment purposes in equity and debt securities of U.S. and foreign health sciences companies.

•

Under normal market conditions, the Technology Fund will invest at least 80% of its assets plus the amount of any borrowings for investment purposes in common stocks of companies that the Fund’s Investment Adviser believes either have developed, or will develop products, processes or services that will provide or will benefit significantly from technological innovations, advances and improvements.

•

Under normal market conditions, the High Income Fund will invest at least 80% of its assets plus the amount of any borrowings for investment purposes in corporate bonds rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Ratings Services (“S&P”) or lower.

INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of any Fund, the following policies supplement the investment objective and policies of the Funds as set forth in the Prospectus.

Common Stocks

The Funds may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporation or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Funds may also invest in warrants and rights related to common stocks.

Convertible Securities

The Funds may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations (each, an “NRSRO”) are generally rated below other obligations of the company and many convertible securities are not rated.

Preferred Stock

The Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Warrants

The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, may be considered a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security may be magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

United States Government Obligations

The Funds may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations

The Funds may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency. See “Foreign Investments.”

Bank Obligations

Each Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper

The Funds may invest in commercial paper. Commercial paper consists of unsecured promissory notes, including Master Notes, issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master Notes are governed by agreements between the issuer and an investment adviser or sub-adviser acting as agent, for no additional fee, in its capacity as investment adviser or a sub-adviser to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Investment Adviser or Sub-Adviser, or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Investment Adviser or the Sub-Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Investment Adviser or the Sub-Adviser. Master Notes typically are not rated by credit rating agencies.

The Funds may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by an NRSRO. The Funds may also invest in commercial paper that is not rated but is determined by the Investment Adviser, under guidelines established by the Board of Trustees, to be of comparable quality.

Other Fixed Income Securities

Other fixed income securities in which the Funds may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Funds may invest in short-term investments, including repurchase agreements “collateralized fully,” as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act.

Variable Amount Master Demand Notes

The Funds may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Investment Adviser or the Sub-Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes

The Funds may invest in variable and floating rate notes. A variable rate note is one whose terms provide for the value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. For the Health Sciences Fund and the Technology Fund, these notes must satisfy the same quality standards as commercial paper investments. The Small Cap Growth Fund has no minimum rating requirements. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments

The Funds may invest in certain obligations or securities of foreign issuers. Certain of these investments may be in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar depositary receipts, and exchange traded funds (“ETFs”) or other investment companies that invest in foreign securities, Yankee Obligations, and U.S. dollar-denominated securities issued by foreign branches of U.S. and foreign banks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information; less government supervision and regulation of foreign securities exchanges, brokers and issuers; the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies; the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities; and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Funds to currency fluctuation risks.

Depositary Receipts

A Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, GDRs and EDRs. ADRs are depositary receipts normally issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market. Depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Emerging Markets

Each Fund may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Investments in Small and Unseasoned Companies

The Funds may invest in small and unseasoned companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Brady Bonds

The Funds may invest in “Brady Bonds,” which are issued by certain Latin American countries in connection with restructurings of their debt. The Brady Bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans. Brady Bonds do not have a long payment history and, due to the loan default record for Latin American public and private entities, may be considered speculative investments. They may be collateralized or uncollateralized and are issued in various currencies. They are actively traded in the over-the-counter secondary market for debt of Latin American issuers.

When-Issued and Delayed Delivery Securities

The Funds may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to a Fund until settlement. The Funds will maintain with the custodian a separate account with a segregated portfolio of liquid assets consisting of cash, U.S. Government securities or other liquid high-grade debt securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. It is the current policy of the Funds not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of a Fund’s total assets, less liabilities other than the obligations created by these commitments.

Lower‑Rated or Unrated Securities

Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the Investment Adviser or a Sub-Adviser, may have speculative characteristics. Securities rated below investment grade (i.e., below Baa or BBB), or deemed of comparable quality by the Investment Adviser or a Sub-Adviser, have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing; to have a current identifiable vulnerability to default; to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions; and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by a Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as the secondary market for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and investment companies. In addition, the trading market for lower‑rated securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring it to rely more on judgment. Less liquid secondary markets may also affect a Fund’s ability to sell securities at their fair value. In addition, each Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund’s assets invested in illiquid securities may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in a Fund’s share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of the quality ratings of certain NSRSOs is contained in Appendix A.

Zero Coupon Securities

The Funds may invest in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Each Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Hedging

Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Funds are permitted to enter into these transactions solely:

•	to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased;
•	to close out or offset existing positions; or
•	for the Integrity High Income Fund and All Season Fund, to manage the portfolio’s duration.

Hedging activity in a Fund may include buying or selling (writing) put or call options on stocks, shares of ETFs or stock indexes; entering into stock index futures contracts; or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures. The Funds will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Funds may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. A Fund may hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Funds may engage in transactions in futures contracts and options on futures contracts. The Funds may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of General Regulations Section 4.5 (“Rule 4.5”) promulgated under the Commodity Exchange Act, as amended (the “CEA”), by the Commodity Futures Trading Commission (the “CFTC”), under which each of the Funds is excluded from the definition of a “commodity pool operator.” Under Rule 4.5, a Fund may engage in futures transactions without limitation, if the Fund (1) makes the following disclosures in writing to each participant, whether existing or prospective; (2) submits to such special calls as the CFTC may make to require the Fund to demonstrate compliance with Rule 4.5(c); and (3) files a notice of eligibility under Rule 4.5 with the National Futures Association (“NFA”). The required disclosure that each Fund is making in the Prospectus of the Funds, dated on or after the date of this SAI, is as follows:

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA, and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

Each of the Funds has filed under Rule 4.5 with the NFA the requisite notice of eligibility, or a supplemental notice of eligibility to its previously filed notice of eligibility to complete or accurately update such notice, if necessary.

Forward Foreign Currency Exchange Contracts

A Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Futures Contracts

Each Fund may invest in futures contracts and options thereon (stock index futures contracts, interest rate futures contracts or currency futures contracts or options thereon) to hedge or manage risks associated with the Fund’s securities investments. When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker (“Custodian”), or in a segregated custodial account, a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or broker or segregated custodial account. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

As required by the 1940 Act, a Fund may purchase or sell futures contracts or options thereon only if the Fund’s liability for the futures position is “covered” by an offsetting position in a futures contract or option thereon, or by the Fund’s segregating liquid assets equal to the Fund’s liability on the futures contract or option thereon, which are adjusted daily to equal the current market value of Fund’s liability on the futures contract or option thereon. To enter into a futures contract, an amount of cash, U.S. Government securities, or other liquid securities or assets, equal to the market value of the futures contract, is segregated with the Custodian and/or in a margin account with a FCM or broker, and this amount of cash or cash equivalents is adjusted daily to the current market value of the futures contract to collateralize the position and thereby ensure that the use of such futures is unleveraged. Alternatively, a Fund may cover such positions by purchasing offsetting positions, or by using a combination of offsetting positions and cash or other liquid securities or assets.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the ability of the Investment Adviser or the Sub-Adviser to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser or the Sub-Adviser may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Funds. A Fund will purchase or sell futures contracts (or related options thereon) in accordance with the CFTC regulations described above.

Interest Rate Futures

A Fund may purchase an interest rate futures contract as a hedge against changes in interest rates. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if a Fund holds long-term debt obligations and the Investment Adviser or the Sub-Adviser anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. A Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

The All Season Fund and High Income Fund may use futures and options on futures for duration management.

Stock Index Futures

A Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio, that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

A Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the Investment Adviser or Sub-Adviser anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against a Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

A Fund’s successful use of stock index futures contracts depends upon the ability of the Investment Adviser or the Sub-Adviser to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund’s portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of a Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to a Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Foreign Currency Futures Transactions

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

Foreign Currency Options

A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either the seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A Fund may write foreign currency options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that is adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying currency or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that currency. A Fund may write put options on a fully covered basis on a currency the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid assets equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. In addition, a Fund will not permit the option to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described in “Options on Securities” below.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would not limit the gain that could result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

Options on Securities

A Fund may purchase put options only on equity securities (including securities of ETFs) held in its portfolio and write call options and put options on stocks only if they are covered, as described below, and such call options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an “over-the-counter” transaction). Each Fund may write (sell) “covered” call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation (“OCC”), a writer is required to deposit in escrow the underlying security or other assets in accordance with the OCC rules.

The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Investment Adviser or the Sub-Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the particular Fund. Alternatively, notwithstanding the foregoing, options may be written strictly for hedging purposes.

A Fund may write only call options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security. In addition, a Fund will not permit the call to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium.” A Fund’s obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do unless the Fund arranges to have its Custodian segregate sufficient cash or liquid assets as described above), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option that a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security, cash or other liquid assets covering the call will be maintained either in a segregated status by the Fund’s Custodian or on deposit in escrow in accordance with the OCC rules.

The premium received is the market value of an option. The premium that a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Investment Adviser or the Sub-Adviser in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value that is the mean of the closing bid and asked prices, after closing rotation is completed (i.e., after such closing prices are computed, currently at 4:02 p.m. and 4:15 p.m. Central Time, depending on the type of contract), the closing prices as of the time at which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange (“NYSE”)). The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund wishes to sell a particular security from its portfolio on which it has written a call option, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot effect such a closing transaction, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. A Fund may occasionally purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by a Fund for writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

In order to write a call option, a Fund is required to comply with the OCC rules and the rules of the various exchanges with respect to collateral requirements.

A Fund may also purchase put options so long as they are listed on an exchange. If a Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser or the Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that the Investment Adviser or the Sub-Adviser feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option, the market price for the underlying security remains at or above the put option’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write put options on a fully covered basis on a stock the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. If a Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium.” A Fund’s obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. In all cases where a put option is written, that is not covered by the Fund’s having an immediate and absolute right to sell such securities, a Fund will segregate with its Custodian, or pledge to a broker as collateral any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the exercise price of the put option multiplied by the number of options contracts written times the option multiplier, which will be adjusted daily to the option’s current market value.

A Fund may purchase a call option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If a Fund purchases a call option, it has the right (but not the obligation) to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by a Fund to the seller of the call option is known as the “premium.” If during the period of the option the market price of the underlying security remains at or below the exercise price, a Fund will be able to purchase the security at the lower market price. The profit or loss a Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option’s strike price, the call option will expire worthless, representing a loss of the price a Fund paid for the call option, plus transaction costs.

Stock Index Options

Except as described below, a Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts or the Fund arranges with its Custodian to segregate cash or other liquid assets equal in value to the exercise liability of the call option adjusted daily to the option’s current market value. When a Fund writes a call option on a broadly-based stock market index, it will segregate with its custodian, and/or pledge to a broker as collateral for the option, any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If, at the close of business on any business day, the market value of such qualified securities so segregated or pledged falls below 100% of the current stock index value times the multiplier times the number of contracts, a Fund will so segregate and/or pledge an amount in cash or other liquid assets or securities equal in value to the difference. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, short-term U.S. Government securities, or other liquid securities (including common stocks) in a segregated account with the Custodian, it will not be subject to the requirements described in this section.

Risks of Transactions in Stock Options

Purchases and sales of options involve the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although the Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, and does not arrange with its Custodian to segregate cash or other liquid assets equal in value to the Fund’s exercise liability of the option adjusted daily to the option’s current market value, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

Risks of Options on Stock Indexes

A Fund’s purchase and sale of options on stock indexes will be subject to risks described above under “Risks of Transactions in Stock Options.” In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the ability of the Investment Adviser or the Sub-Adviser to correctly predict movements in the direction of the stock market or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if the trading of certain stocks included in the stock index is interrupted. Trading in the stock index options may also be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Trading in stock index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time, a number of additional stock index option contracts have been introduced, including options on industry stock indexes. Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. Funds will not purchase or sell stock index option contracts unless and until, in the opinion of the Investment Adviser or the Sub-Adviser, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

Real Estate Investment Trusts (REITs)

The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation that are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services with its income primarily stemming from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve specific risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. These factors may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Structured Securities

The Funds may purchase any type of publicly traded or privately negotiated fixed‑income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. In addition, the guarantees do not extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on several factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charges. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities

The Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. For example, automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds and Debentures

The Funds may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations

The Funds may invest in assignments of and participations in loans issued by banks and other financial institutions.

When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal and interest as well as any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of a Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined to be creditworthy.

When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Restricted and Illiquid Securities

A Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act. Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, a Fund may not be able to resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. A Fund’s valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Funds’ Board of Trustees, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, each Fund will limit its purchase, together with other illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which a Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors similar to the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Investment Adviser believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Board of Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board of Trustees, including Section 4(2) commercial paper, as determined by the Investment Adviser or a Sub-Adviser, as liquid and not subject to the investment limitations applicable to illiquid securities.

Securities of Other Investment Companies

The Funds may invest in securities issued by other investment companies. Each Fund intends to limit its investments in accordance with applicable law or as permitted by an SEC exemptive order. Under rules recently promulgated by the SEC under the 1940 Act, subject to satisfaction of certain conditions, the Funds may invest in money market funds without any percentage limitation. These rules generally were intended to permit “cash sweep” arrangements in which a fund invests available cash in money market funds rather than directly in short-term instruments. See “Short-Term Investments.”

The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. The securities of other investment companies may also be leveraged and will therefore be subject to leverage risk. If a Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro-rata portion of that company’s expenses, including advisory and administrative fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Therefore, it may be more costly for the Fund to own shares of another investment company than to own directly the underlying securities owned by such company. Investment companies in which a Fund may invest also may impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne by shareholders.

Exemption from the Provisions of Section 12(d)(1)(F)(ii)

The Funds may rely on Section 12(d)(1)(F) of the 1940 Act when investing in other investment companies. Section 12(d)(1)(F) excepts funds from certain limitations the 1940 Act otherwise imposes on the acquisition of the securities of investment companies by other investment companies, provided various conditions are met. In this regard, Section 12(d)(1)(F) provides, among other things, that the acquiring fund and its affiliated persons may not, immediately after the purchase, own more than 3% of the outstanding voting securities of the issuer, and may not sell its securities with a sales load of more than 1.50%. The Integrity Funds received an order, however, from the SEC under Section 12(d)(1)(J) of the 1940 Act for an exemption from the limitations of Section 12(d)(1)(F)(ii) of the 1940 Act to the extent necessary to permit the Funds to charge a sales load in excess of 1.50%. Subsequent to the Funds’ receiving this order, the SEC adopted Rule 12d1-3 permitting funds relying on Section 12(d)(1)(F) of the 1940 Act to assess a sales load of more than 1.50% if the sales load does not exceed National Association of Securities Dealers, Inc. (“NASD”) sales load limits applicable to funds of funds. The Funds may rely on their exemptive order or on new Rule 12d1-3 under the 1940 Act to permit them to assess a sales load in excess of 1.50%.

Exchange Traded Funds

As noted, under Section 12(d)(1)(F) of the 1940 Act, a Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s (or other investment company’s) total outstanding stock (“3% Limitation”). Accordingly, each Fund is subject to the 3% Limitation unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued exemptive orders to certain ETFs (such as iShares Trust and iShares, Inc.) that permit investment companies to invest in the various series of the respective ETF beyond certain of the 1940 Act investment limitations, subject to certain terms and conditions, including that such investment companies enter into an agreement with the respective ETF. The All Season Fund (or another Fund) may seek to qualify to invest in such ETFs in excess of the 3% Limitation, if applicable.

As noted in the Prospectus, the All Season Fund in particular intends to invest significantly in other investment companies, which may include ETFs. To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the All Season Fund from allocating its investments in the manner that All Season Advisors, the Fund’s Sub-Adviser, considers optimal, or cause All Season Advisors to select a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) (“Stock Baskets”) as an alternative. The All Season Fund may also invest in Other Investment Companies or Stock Baskets when All Season Advisors believes they represent more attractive opportunities than similar ETFs. The All Season Fund’s investments in Other Investment Companies will be subject to the same 3% Limitation described above.

Repurchase Agreements

Securities held by a Fund may be subject to repurchase agreements. These transactions permit a Fund to earn income for periods as short as overnight. The Growth & Income Fund, Small Cap Growth Fund, Health Sciences Fund and Technology Fund each may enter into repurchase agreements for periods of approximately 30 days. A Fund could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation (“FDIC”) and registered broker-dealers and other financial institutions that the Investment Adviser or the Sub-Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Under a repurchase agreement, the seller will be required to continually maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Fund believes that, under the regular procedures normally in effect for custody of the Funds’ securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Funds will not invest the proceeds of a reverse repurchase agreement for a period that exceeds the duration of the reverse repurchase agreement. No Fund may enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will segregate assets consisting of cash or liquid securities in an amount at least equal to its repurchase obligations under its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities

Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day’s notice (as used herein, “business day” shall denote any day on which the NYSE and the Custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders’ and custodial fees, including fees to a Sub-Adviser or its affiliate, in connection with loans. In addition, the Funds will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not lend their securities to any director, officer, employee, or affiliate of the Investment Adviser, the Sub-Adviser, Integrity Fund Services, Inc. or Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales Against the Box

The Funds may engage in short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may engage in a short sale if, at the time of the short sale, the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by the Fund to lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any particular time.

The Fund may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”)

The Funds may occasionally sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales “against the box”) will not exceed 10% of a Fund’s assets.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short; and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short; and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Municipal Securities

The Funds may invest in municipal securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, and maturity of the obligation and rating of the issue. The ratings of Moody’s and S&P represent their opinions as to the quality of the municipal securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

A Fund may invest in “private activity” bonds. A Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives a Fund an undivided interest in the municipal securities in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Short-Term Investments

When a Fund is investing for cash management purposes to keep cash on hand fully invested, it may invest in money market mutual funds and/or high quality short-term fixed income securities without any percentage limitation. In addition to the risks discussed in “Securities of Other Investment Companies” above, an investment by the Funds in an underlying money market fund has additional risks. For example, although the underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

ADDITIONAL INFORMATION ABOUT THE FUNDS

There can be no assurance that a Fund will grow to an economically viable size, in which case Fund management may determine to liquidate the Fund at a time that may not be opportune for shareholders.

Health Sciences Fund

Health sciences companies are defined as enterprises that commit at least 50% of their assets to, or derive at least 50% of their revenues or operating profits from, research, development, production or distribution of products or services related to health care, medicine or the life sciences. Health sciences companies also may include a company that, in the judgment of the Investment Adviser, has the potential for capital appreciation primarily as a result of particular products, technology, patents or other market advantages in health care, medicine or life sciences (a “health sciences business”), that offers itself as being primarily engaged in a health sciences business, and a substantial percentage of the company’s expenses are related to a health sciences business which exceed revenues from non-health sciences businesses.

Because the Health Sciences Fund will focus its investments in securities of companies that are principally engaged in the health sciences, the value of its shares will be especially affected by factors relating to the health sciences, resulting in greater volatility in share price than may be the case with funds that invest in a wider range of industries.

Companies engaged in biotechnology, drugs and medical devices are affected by, among other things, limited patent duration, intense competition, obsolescence brought about by rapid technological change and regulatory requirements. In addition, many health sciences companies are smaller and less seasoned, suffer from inexperienced management, offer limited product lines (or may not yet offer products), and may have persistent losses or erratic revenue patterns. Securities of these smaller companies may have more limited marketability and, thus, may be more volatile. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Health Sciences Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. In addition, in general, there is less publicly available information concerning smaller companies than for larger, more established ones.

Other health sciences companies, including pharmaceutical companies, companies undertaking research and development, and operators of health care facilities and their suppliers, are subject to government regulation, product or service approval and, with respect to medical devices, the receipt of necessary reimbursement codes, which could have a significant effect on the price and availability of such products and services, and may adversely affect the revenues of these companies. These companies are also susceptible to product liability claims and competition from manufacturers and distributors of generic products. Companies engaged in the ownership or management of health care facilities receive a substantial portion of their revenues from federal and state governments through Medicare and Medicaid payments. These sources of revenue are subject to extensive regulation; and government appropriations to fund these expenditures are under intense scrutiny. Numerous federal and state legislative initiatives are being considered that seek to control health care costs and, consequently, could affect the profitability and stock prices of companies engaged in the health sciences.

Health sciences companies are generally subject to greater governmental regulation than other industries at the state and federal levels. Changes in governmental policies may have a material effect on the demand for or costs of certain products and services. A health sciences company must receive government approval before introducing new drugs and medical devices or procedures. This process may delay the introduction of these products and services to the marketplace, resulting in increased development costs, delayed cost-recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. Expansion of facilities by health care providers is subject to “determinations of need” by the appropriate government authorities. This process not only increases the time and cost involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of health care facilities operators, and negatively affecting the price of their securities.

Certain health sciences companies depend on the exclusive rights or patents for the products they develop and distribute. Patents have a limited duration and, upon expiration, other companies may market substantially similar “generic” products which have cost less to develop and may cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer.

Because the products and services of health sciences companies affect the health and well being of many individuals, these companies are especially susceptible to product liability lawsuits. The share price of a health sciences company can drop dramatically not only as a reaction to an adverse judicial ruling, but also from the adverse publicity accompanying threatened litigation.

Technology Fund

Because the Technology Fund concentrates in technology stocks, it is subject to sector risk and its share price will likely be subject to more volatility than the overall stock market. The risks of investing only in technology-related stocks may be greater than investing in other market sectors or in a more diversified portfolio because of competitive pressures among technology companies that result in aggressive pricing of their products or services, and varying investor enthusiasm for technology and technology-related stocks.

Additionally, the prices of technology stocks will likely fluctuate more than non-technology stocks because technology companies are affected by scientific and technological developments and advancements and, for biotechnology companies in particular, may be subject to government regulation, including approval of their products. Technology companies may also be subject to greater business risks and, accordingly, may be more sensitive to changes in economic conditions. Many technology companies are currently operating at a loss and may never be profitable. In addition, the share price of technology stocks may be more sensitive to companies’ disappointing quarterly or annual earnings results, such as lower sales or profits than originally projected.

Growth & Income Fund

The Growth & Income Fund seeks companies that the Investment Adviser believes both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industries. The Investment Adviser believes that addressing ethical issues in a positive manner can translate into sound business. For example, by ensuring a product or service does not negatively impact the environment, a company can avoid costly litigation and clean-up costs; by maintaining positive standards for the workplace and a diverse employee population, a company can better ensure access to quality management talent and improved productivity; or by becoming more involved in the community, a company can enhance its computer franchise. The Investment Adviser believes that top quality management teams who successfully balance their companies’ business interests with their ethical concerns may be able to gain significant competitive advantages over the long run, which may result in increased shareholder values and, therefore, better investments. The Investment Adviser seeks to incorporate both ethical and financial criteria in its investment decisions.

The Investment Adviser will seek companies that meet the Growth & Income Fund’s investment criteria and, relative to other companies in their industry, demonstrate a positive awareness of the environment in which they operate.  The Investment Adviser will also consider a company’s efforts and strategies to minimize the negative impact of business activities and products and to embrace alternatives to reduce polluting and unnecessary animal suffering. In addition, the Fund avoids investing in companies that the Investment Adviser believes derive revenue from gambling or pornography, or from the production of alcohol or tobacco.

These portfolio restrictions are based on the Investment Adviser’s belief that a company will benefit from its social awareness by enabling it to better position itself in developing business opportunities while avoiding liabilities that may be incurred when a product or service is determined to have a negative social impact.

The Investment Adviser will use its best efforts to assess a company’s ethical performance in light of the above criteria. This analysis will be based on present activities, and will not preclude securities solely because of past activities. The Growth & Income Fund’s Board of Trustees will monitor the ethical investment criteria used by the Fund and the Investment Adviser may, upon approval by the Board of Trustees, change the criteria used to rate the ethical performance of an issuer without prior notice or shareholder approval.

While the application of the Growth & Income Fund’s ethical investment criteria may preclude some securities with strong earnings and growth potential, such criteria have been demonstrated to have a neutral impact upon returns. The Investment Adviser believes that there are sufficient investment opportunities among those companies that satisfy the ethical investment criteria to meet the Fund’s investment objective.

Temporary Defensive Positions and Cash Management Investments

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, a Fund may invest a substantial portion of its assets in money market mutual funds and high quality, short‑term fixed-income securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers’ acceptances and U.S. Government securities. Although a Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. See “Investments and Risks—Short-Term Investments.” In addition, each Fund may from time to time invest in shares of money market mutual funds and/or high quality short‑term fixed income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ Board of Trustees has adopted Portfolio Holdings Disclosure Policies and Procedures (the “Policy”) to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interests of Fund shareholders and the interests of the Funds’ investment advisers, principal underwriters, or affiliated persons of the Funds’ investment advisers or principal underwriters. This Policy is applicable to the Investment Adviser and each Sub-Adviser to the Funds (collectively, the “Adviser” for purposes of this section).

The Policy is intended to prevent the misuse of material non-public information regarding the portfolio holdings of the Fund (“Holdings Information”). Holdings Information will be disclosed to select third parties only when the Funds have a legitimate business purpose for doing so, and the Recipients (as defined below) are subject to a duty of confidentiality, that includes a duty not to trade based on the non-public information. Under the Policy, the receipt of compensation by a Fund, the Adviser or an affiliate as consideration for disclosing Holdings Information will not be deemed a legitimate business purpose. Recipients will receive Holdings Information only after furnishing written assurances to the Adviser and/or the Funds that the Holdings Information will remain confidential, and Recipients and persons with access to the Holdings Information will be prohibited from trading based on the Holdings Information. In all instances, Holdings Information will be disclosed only when consistent with the antifraud provisions of the federal securities laws and the Adviser’s fiduciary duties, and with the Adviser’s and the Fund’s obligations to prevent the misuse of material, non-public information.

Pursuant to the policy, the Funds, the Adviser, and their agents are obligated to:

•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
•	Ensure that Holdings Information is not provided to a favored group of clients or potential clients; and
•	Adopt such safeguards and controls around the release of Holdings Information so that no client or group of clients is unfairly disadvantaged as a result of such release.

The following policies and procedures will apply to the disclosure of listings of portfolio holdings for one or more of the Funds by the Adviser and the Funds:

Internet Site and Quarterly Advertisements

The Funds currently post the top ten holdings for each Fund on the Internet at www.integrityfunds.com. This Holdings Information is updated daily. The Funds also advertise the top ten holdings quarterly through printed material, which is also posted on the website. This printed material is updated as of the end of the calendar quarter and is available within fifteen days of each quarter end. The Holdings Information posted on the Internet and listed in the printed advertisement material may list the securities in numeric order, beginning with the security constituting the largest percentage held by the Fund, and

•

may include the name of the security, the CUSIP, SEDOL and/or ticker symbol, the number of shares held by the Fund, the percentage weight of such security within the Fund and the cumulative percentage weight of each additional security in the Fund listed; and

•	will contain appropriate disclaimers.

The Investment Adviser will seek to post the Holdings Information on its public Internet site in a format that cannot be easily modified by viewers.

SEC Filings

The Funds must disclose their complete portfolio holdings quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter end of the Funds’ fiscal year or the Form N-CSR on the second and fourth quarter of the Funds’ fiscal year. The N-Q report is not required to be mailed to shareholders, but is made public through the SEC electronic filings.

The Funds must provide either complete portfolio holdings or summaries of their portfolio holdings to shareholders in tabular or graphical format by identifiable categories (i.e., industry sector, geographic region, credit quality, or maturity) according to the percentage of net assets. SEC Regulation S-X generally requires at least disclosure of the top 50 holdings (based on percentage of net assets) and any investment exceeding 1% of the Fund’s net asset value.

Other Disclosure

The Adviser and the Funds currently do not disclose Holdings Information except as noted above. Each of the Investment Adviser’s officers (“Designated Persons”) may authorize providing non-public Holdings Information of the Funds that is current as of one business day after the month-end to only those financial advisers, registered accountholders, authorized consultants, authorized custodians or third-party data service providers (each a “Recipient”) who (1) specifically request the more current non-public Holdings Information for a legitimate business purpose which is not inconsistent with the Funds’ legitimate business purpose and (2) execute a Use and Nondisclosure Agreement (each, a “Nondisclosure Agreement”), and abide by its trading restrictions. The disclosure may include additional information; however, any such additional information provided to a Recipient shall not include any material information about the Funds’ trading strategies or pending transactions.

Designated Persons may approve the distribution in an electronic format of Holdings Information posted on the public website of the Funds to Recipients and rating agencies upon request, and such Recipients and rating agencies will not be required to execute a Nondisclosure Agreement.

Occasions may arise where a Designated Person, the Investment Adviser, the Funds or an affiliate may have a conflict of interest in connection with a Recipient’s request for disclosure of non‑public Holdings Information. In order to protect the interests of shareholders and the Funds and to ensure no adverse effect on the shareholders or the Funds, in the limited instances where a Designated Person is considering releasing non-public Holdings Information, the Designated Person will disclose the conflict to the Chief Compliance Officer of the Trust (“CCO”). If the CCO determines, to the best of his knowledge following appropriate due diligence, that the disclosure of non-public Holdings Information would be in the best interests of shareholders and the Funds, and will not adversely affect the shareholders or the Funds, the CCO may approve the disclosure. The CCO will document in writing any such exception (which identifies the legitimate business purpose for the disclosure) and will provide a report to the Board of Trustees for its review at a subsequent Board meeting. Any such exceptions log shall be retained in the Fund’s records.

The Funds and the Adviser will not enter into any arrangement providing for the disclosure of Holdings Information for the receipt of compensation or benefit of any kind in return for the disclosure of the Holdings Information.

TRUSTEES AND OFFICERS

The Board of Trustees manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers of, and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust or the Investment Adviser, any Sub-Adviser or Integrity Funds Distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements.

The Audit Committee consists of the three Independent Trustees of the Funds: Jerry M. Stai, Orlin W. Backes, and R. James Maxson. The primary function of the Audit Committee is to assist the Board of Trustees in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the Board of Trustees, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. During the Funds’ fiscal year ending December 29, 2006, the Audit Committee held five meetings.

The Governance and Nominating Committee consists of the three Independent Trustees of the Funds: Jerry M. Stai, Orlin W. Backes, and R. James Maxson. The primary function of the Governance and Nominating Committee is to identify individuals qualified to become Board members and recommend nominations for election to the Board of Trustees. The Governance and Nominating Committee takes a leadership role in shaping the governance of the Funds. The Governance and Nominating Committee has adopted a charter and meets at least quarterly. The Governance and Nominating Committee prepares and submits meeting minutes and supporting documentation to the full Board. During the Funds fiscal year ending December 29, 2006, the Governance and Nominating Committee held seven meetings.

The Governance and Nominating Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees, the Independent Trustees shall take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for Trustee consideration may do so by submitting a signed written request to the Fund’s Secretary at The Integrity Funds, Attention: Secretary, 1 Main Street North, Minot, North Dakota 58703. The request must include the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connecting with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

The term of office for each Trustee and officer is indefinite.

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Independent Trustees

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Jerry M. Stai 2405 11th Ave., NW Minot, ND 58703 54	Trustee	Indefinite Since January 2006	Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000); Director ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc. (since January 2006); Trustee, Integrity Managed Portfolios (since January 2006).	15	Marycrest Franciscan Development, Inc.
Orlin W. Backes 948 13th Ave., SW Minot, ND 58701 71	Trustee	Indefinite Since May 2003	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios; Director, First Western Bank & Trust.	15	First Western Bank & Trust
R. James Maxson 1 N. Main St. Minot, ND 58703 59	Trustee	Indefinite Since May 2003	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); Trustee, Integrity Managed Portfolios.	15	Vincent United Methodist Foundation; Minot Area Development Corporation

Interested Trustees and Officers

Name, Address and Age Interested Trustee	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Robert E. Walstad[2] 1 N. Main St. Minot, ND 58703 61	Trustee, Chairman, President	Indefinite Since May 2003

Director (September 1987 to February 2007), President (September 1987 to October 2001 and September 2002 to May 2003), CEO (September 2001 to February 2007), Integrity Mutual Funds, Inc.; Director (August 1988 to February 2007), President (August 1988 to February 2007) and Treasurer (August 1988 to February 2007), Integrity Money Management, Inc.; Director (August 1988 to September 2004), President (August 1988 to September 2004) and Treasurer (August 1988 to September 2004), ND Capital, Inc.; Director (May 1989 to February 2007), President (May 1989 to February 2007) and Treasurer (May 1989 to February 2007), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (May 1989 to May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Fund of Funds, Inc., and Integrity Small‑Cap Fund of Funds Inc. (September 1998 to June 2003); Trustee, Chairman, President (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Director (January 1996 to August 2003), CEO (January 1996 to August 2003), President and Treasurer (January 1996 to August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001 and October 2002 to June 2003), ARM Securities Corporation; Director, CEO, Chairman (January 2002 to February 2007) and President (September 2002 to December 2004), Capital Financial Services, Inc.

				15	Director, Minot Park Board

Officers (except Robert E. Walstad)

Peter A. Quist 1 N. Main St. Minot, ND 58703 72	Vice President, Secretary	Indefinite Since May 2003	Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (August 1988 to September 2004), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc.; Vice President and Secretary, Integrity Managed Portfolios; and Director, ARM Securities Corporation (May 2000 to June 2003).	3	None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 36	Mutual Fund Chief Compliance Officer	Indefinite Since October 2005

Fund Accounting Manager (May 1998 through October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Chief Compliance Officer (since October 2005) Integrity Fund of Funds, Inc., Integrity Managed Portfolios, ND Tax-Free Fund, Inc. and Montana Tax‑Free Fund, Inc.

				N/A	None
Laura K. Anderson 1 N. Main St. Minot, ND 58703 33	Treasurer	Indefinite Since October 2005

Fund Accountant (January 1999 to May 2004), Fund Accounting Supervisor (May 2004 to October 2005), Fund Accounting Manager (October 2005 to September 2006), Manager of Mutual Fund Operations (since October 2006), Integrity Fund Services, Inc.; Treasurer (since October 2005), Integrity Fund of Funds, Inc., Integrity Managed Portfolios, ND Tax‑Free Fund, Inc. and Montana Tax-Free Fund, Inc.

				N/A	None

1The Fund Complex consists of the six series in The Integrity Funds listed above, three funds in the Integrity family of funds, and the six series of Integrity Managed Portfolios.

2Trustees who are “interested persons” of the Funds as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an officer of the Funds and a shareholder of Integrity Mutual Funds, Inc. As indicated above, effective February 1, 2007, Mr. Walstad retired from his roles as, among other things, Director and CEO of Integrity Mutual Funds, Inc., and Director, President and Treasurer of Integrity Money Management. However, a member of his immediate family is a director of Integrity Mutual Funds, Inc.

In summarizing the above information, Messrs. Walstad, Backes, Maxson and Stai are directors or trustees, as the case may be, of five open-end investment companies advised by the Investment Adviser (representing 15 portfolios). Mr. Quist serves as director, vice-president and secretary to three open-end investment companies advised by the Investment Adviser (representing three portfolios) and as vice-president and secretary to two open-end series investment companies advised by the Investment Adviser (representing 12 portfolios). Mr. Walstad serves as president and Ms. Anderson serves as treasurer, of five open-end series investment companies advised by the Investment Adviser (representing 15 portfolios).

Share Ownership in the Funds

For each Trustee, the dollar range of equity securities in the Funds beneficially owned by the Trustee and the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the Integrity family of investment companies are shown below for the calendar year ended December 31, 2006:

Dollar Range of Equity Securities in…
	Jerry M. Stai[1]	Orlin W. Backes	R. James Maxson	Lynn W. Aas[1]	Robert E. Walstad[2]

Small Cap Growth Fund	None	None	None	None	None
Health Sciences Fund	None	None	None	None	None
Technology Fund	None	None	None	$10,001 to $50,000	None
Growth & Income Fund	$1 to $10,000	None	None	None	$1 to $10,000
All Season Fund (Class A)	None	None	None	None	None
All Season Fund (Class C)	None	None	None	None	None
High Income Fund (Class A)	$1 to $10,000	None	$10,001 to $50,000	None	None
High Income Fund (Class C)	None	None	None	None	None
All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (Aggregate)	$1 to $10,000	$10,001 to $50,000	$10,001 to $50,000	$10,001 to $50,000	$1 to $10,000

1On January 6, 2006, Mr. Aas retired from the Board of Trustees and Mr. Stai was elected to the Board of Trustees to fill the vacancy.

2For the calendar year ended December 31, 2006, Mr. Walstad was considered to be an interested trustee by virtue of being an officer and director of the Funds’ Investment Adviser, an officer of the Funds and a shareholder of Integrity Mutual Funds, Inc. Effective February 1, 2007, Mr. Walstad retired from his roles as an officer and director of the Funds’ Investment Adviser. However, he remains an officer of the Funds and a shareholder of Integrity Mutual Funds, Inc.

As of December 31, 2006, no Independent Trustee or his immediate family members owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Compensation of the Board of Trustees

Trustees who are not an “interested person” of the Funds, as that term is defined in the 1940 Act, are paid an annual fee of $15,000 for service as trustee and director on the boards of the Funds in the complex. In addition to the Funds, the Trustees are also directors or trustees of four additional open-end investment companies representing (together with the Funds) 15 portfolios, advised by the Investment Adviser. The annual fee paid to the directors and trustees are allocated among the funds in the complex (which includes the three funds of the Integrity Mutual Funds family, the six series of Integrity Managed Portfolios, and the six series of The Integrity Funds) as follows: each fund pays a minimum $500 and the remainder of the fee is allocated among the funds on the basis of their relative net asset values. Messrs. Quist and Walstad, who are the only “interested persons” of such funds, receive no compensation from the funds.

The following table sets forth compensation paid by each Fund to each of the Trustees of the Funds and total compensation paid to each Trustee for the fiscal year ended December 29, 2006. The Funds have no retirement or pension plans.

	Jerry M. Stai[1]	Orlin W. Backes	R. James Maxson	Lynn W. Aas[1]	Robert E. Walstad	TOTALS
Aggregate[2] Compensation From…
	Trustee	Trustee	Trustee	Trustee	Trustee, Chairman & President
Small Cap Growth Fund	$698.39	$698.39	$698.39	$0.00	$0.00	$2,095.17
Health Sciences Fund	$608.07	$608.07	$608.07	$0.00	$0.00	$1,824.20
Technology Fund	$610.50	$610.50	$610.50	$0.00	$0.00	$1,831.49
Growth & Income Fund	$1,342.45	$1,342.45	$1,342.45	$0.00	$0.00	$4,027.35
All Season Fund	$761.83	$761.83	$761.83	$0.00	$0.00	$2,285.49
High Income Fund	$2,127.47	$2,127.47	$2,127.47	$0.00	$0.00	$6,382.41
Total Compensation from Funds and Fund Complex[3]	$15,000.00	$15,000.00	$15,000.00	$0.00	$0.00	$45,000.00

1 On January 6, 2006, Mr. Aas retired from the Board of Trustees and Mr. Stai was elected to the Board of Trustees to fill the vacancy.

2 Based on compensation paid to the Trustees for the fiscal year period ended December 29, 2006, for services to the respective Fund.

3 Based on the compensation paid to the Trustees for the fiscal year ended December 29, 2006, for services to the Funds and four other open-end funds representing 16 portfolios (including the Integrity Value Fund, which was part of The Integrity Funds until it was liquidated on April 24, 2007) advised by the Investment Adviser.

ORGANIZATION AND CAPITALIZATION

From its inception on September 9, 1992 until February 9, 1998, The Integrity Funds were organized as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts. On February 9, 1998, the Collective Investment Trust reorganized as a Delaware statutory trust. In connection with this reorganization, the name of the trust was changed from “Canandaigua National Collective Investment Fund for Qualified Trusts” to “The Canandaigua Funds.” On March 3, 2003, the trust was renamed “The Integrity Funds.”

The Integrity Funds are authorized to issue an unlimited number of shares. The Trustees of The Integrity Funds are responsible for the overall management and supervision of its affairs. Each share represents an equal and proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the 1940 Act, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and of any changes in fundamental investment restrictions or policies of such Fund. Shares of the Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered by The Integrity Funds’ Declaration of Trust (the “Declaration of Trust”) and bylaws to create, without shareholder approval, additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes. Currently, each Fund offers and has outstanding Class A shares and the Integrity High Income Fund and All Season Fund offer and have outstanding Class C shares. Class A shares and Class C shares differ in certain respects, including with regard to sales charges and fees. See “Purchase and Redemption of Shares” below and “The Shares We Offer” in the Prospectus.

Unless otherwise required by the 1940 Act or the Declaration of Trust, The Integrity Funds do not intend to hold annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of all outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares entitled to vote. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

SHAREHOLDER AND TRUSTEE LIABILITY

The Integrity Funds are organized as a Delaware statutory trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by The Integrity Funds or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 5, 2007, the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of each Fund.

To the best knowledge of the respective Funds, as of April 5, 2007, no persons owned, of record or beneficially, 5% or more, of the outstanding shares of the Small Cap Growth Fund, the Health Sciences Fund or the Technology Fund, and the following shareholders owned a controlling interest (ownership of greater than 25%) or owned, of record or beneficially, 5% or more of the outstanding shares of the following Funds:

Growth & Income Fund
Name	Address	Percent Ownership
Charles Schwab Co Inc Special Custody Account	101 Montgomery Street San Francisco, CA 94104-4122	38.35%

All Season Fund, Class A
Name	Address	Percent Ownership
FTC & Co	PO Box 173736 Denver, CO 80217-3736	28.39%

All Season Fund, Class C
Name	Address	Percent Ownership
NFB LLC FEBO Michael J Gibson Francis Janice Gibson TTEE Gibson TTEE Joeallen Gibson Marital Trust	431 St Gregory Dr Oklahoma City, OK 73120	8.52%

Raymond James & Assoc Inc FBO Jahana Jeanne	880 Carillon Pkwy St Petersburg, FL 33716	5.16%

High Income Fund, Class A
Name	Address	Percent Ownership
FTC & Co	PO Box 173736 Denver, CO 80217-3736	5.14%

Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the respective Fund.

INVESTMENT ADVISER

Integrity Money Management has been retained by each Fund under an Investment Advisory Agreement to act as each Fund’s investment adviser, subject to the authority of the Board of Trustees. The Investment Adviser is a wholly-owned subsidiary of Integrity Mutual Funds, Inc. (the “Company”), a venture capital corporation organized under the laws of North Dakota on September 22, 1987. The Investment Adviser makes the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers those Funds’ investment programs. The address of the Investment Adviser is 1 Main Street North, Minot, North Dakota 58703. Peter A. Quist, an officer of the Trust, is also a director and officer of the Investment Adviser as described under “Trustees and Officers.”

The Small Cap Growth Fund, Technology Fund and Health Sciences Fund are each a successor to a fund that was previously a series of other registrant companies, The Willamette Funds, from April 1, 2001 to September 19, 2003, and The Coventry Group prior to April 1, 2001 (each, a “Predecessor Series”). Willamette Asset Managers, Inc. (“Willamette”) served as investment adviser to the Predecessor Series. The Growth & Income Fund is the successor to a fund that was a series of the IPS Funds a registered investment company, since the Fund’s inception date. Prior to April 22, 2005, IPS Advisory, Inc. (“IPS Advisory”) served as investment adviser to the Growth & Income Fund.

Each Investment Advisory Agreement provides that the Investment Adviser will provide each Fund with investment research, advice and supervision and will furnish continuously an investment program for that Fund consistent with the investment objectives and policies of that Fund. The Investment Adviser is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory, research and statistical data and related clerical expenses.

Under the terms of each Investment Advisory Agreement, the Investment Adviser manages the investment of the assets of the applicable Fund in conformity with the investment objectives and policies of that Fund. It is the responsibility of the Investment Adviser to make investment decisions for each Fund and to provide continuous supervision of the investment portfolios of each Fund. The Investment Adviser has agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, certain clerical, accounting and bookkeeping services, and certain other services required by each Fund.

The Investment Adviser pays expenses incurred by it in connection with acting as investment adviser, other than costs (including taxes and brokerage commissions, if any) of securities purchased for the Funds and other expenses paid by the Funds as detailed in each Fund’s Investment Advisory Agreement. Expenses incurred by the Investment Adviser in connection with acting as investment adviser include the costs of accounting, data processing, bookkeeping and internal auditing services (other than costs related to shareholder account servicing), and rendering periodic and special reports to the Board of Trustees. The Investment Adviser pays for all employees, office space and facilities required by it to provide services under the Investment Advisory Agreement, except for specific items of expense referred to below.

For its services under each Investment Advisory Agreement, the Investment Adviser is paid with respect to each Fund a monthly management fee at the annual rate of 1.00% of each Fund’s average daily net assets for the Growth & Income Fund and High Income Fund, 1.20% of each Fund’s average daily net assets for the Small Cap Growth Fund, Health Sciences Fund and Technology Fund, and 0.70% of the average daily net assets for the All Season Fund.

For the three most recent fiscal years, the table below sets forth (1) the advisory fees the Investment Adviser was entitled to, (2) fees waived and expense reimbursements and (3) amounts paid net of expenses reimbursed and fees waived for the specified funds:

Fund	Date of Fiscal Year End	$ Earned (Gross)	Advisory Fee Waivers and Expense Reimbursements	$ Paid Net of Fees Waived and Expense Reimbursements
Small Cap Growth Fund	12/31/2004	$265,310	$53,156	$212,154
	12/31/2005	$204,655	$15,012	$189,643
	12/31/2006	$132,526	$15,566	$116,960
Health Sciences Fund	12/31/2004	$182,469	$42,433	$140,036
	12/31/2005	$118,990	$41,089	$77,901
	12/31/2006	$72,179	$36,406	$35,773
Technology Fund	12/31/2004	$152,142	$39,850	$112,292
	12/31/2005	$117,312	$50,468	$66,844
	12/31/2006	$73,691	$42,958	$30,733
Growth & Income Fund	11/30/2004[1]	$1,064,771[1]	$0[1]	$1,064,771
	11/30/2005	$672,408	$158,246	$514,162
	12/30/2005	$44,414	$29,210	$15,204
	12/31/2006	$482,227	$400,347	$81,880
All Season Fund	12/31/2004[2]	N/A2	N/A2	N/A2
	12/30/2005	$67,557	$37,455	$30,102
	12/31/2006	$310,031	$100,890	$209,141
High Income Fund	12/31/2004	$59,516	$56,812	$2,704
	12/30/2005	$407,500	$122,703	$284,797
	12/31/2006	$985,899	$194,346	$791,553

1These represent fees earned by IPS Advisory.

2The All Season Fund did not exist until August 1, 2005, and thus did not pay advisory fees for the periods indicated.

Except for the expenses described above that have been assumed by the Investment Adviser, all expenses incurred in administration of the Funds will be charged to the Funds or to a particular Fund, as the case may be, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

The Investment Advisory Agreement with each Fund continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons,” for regulatory purposes, of any such party except in their capacity as Trustees of the Fund, and by the shareholders or the Board of Trustees. Each Investment Advisory Agreement may be terminated at any time upon 60 days’ written notice by the relevant Fund or by a majority vote of the outstanding shares or 60 days’ written notice by the Investment Adviser and will terminate automatically upon assignment.

The Investment Advisory Agreements provide that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties. However, the Investment Advisory Agreements do not protect the Investment Adviser against a loss resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Manager–Growth & Income Fund, Small Cap Growth Fund, Health Sciences Fund and Technology Fund

Mr. Robert Loest, Ph.D., CFA, is the senior portfolio manager of the Growth & Income Fund, Small Cap Growth Fund, Health Sciences Fund and Technology Fund, and has responsibility for the day‑to‑day management of those portfolios. Mr. Loest has extensive experience in equities analysis, having managed investment portfolios for individual clients, including corporations and retirement plans, on a full time basis since 1989. From July 1, 1986 until February 1, 2007, he was Chief Executive Officer and Portfolio Manager of IPS Advisory, a registered investment adviser. IPS Advisory served as sub‑adviser to the Growth & Income Fund from April 2005 until it was removed, effective February 1, 2007. Effective February 1, 2007, Mr. Loest became an employee of the Investment Adviser and has remained as portfolio manager of the Growth & Income Fund. He has managed the portfolio of the Growth & Income Fund since its inception. As of May 1, 2007, Mr. Loest is also the portfolio manager of the Small Cap Growth Fund, Health Sciences Fund and Technology Fund and, as such, succeeds Mr. F. Martin Koenig, who had been the senior portfolio manager of such Funds since September, 2003.

Mr. Loest’s compensation is based on salary paid every other week. He is not compensated for client retention. The Company sponsors a 401(k) plan for all its employees. This plan is primarily funded by employee elective deferrals with matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and 50% for each additional percent contributed up to 5%. The Company has established a program in which it will grant interests in its stock to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

Investment Sub-Advisers and Portfolio Managers – All Season Fund and High Income Fund

All Season Financial Advisors, Inc.

All Season Financial Advisors, Inc. (“All Season Advisors”), has been retained to act as the Sub-Adviser for the All Season Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Investment Adviser. All Season Advisors provides investment research, furnishes advice and recommendations regarding securities to be purchased and sold, and manages the investments of the Fund, subject to the oversight of the Investment Adviser and the Board of Trustees. All Season Advisors’ principal office is located at 731 Sherman Street, Denver, CO 80203.

The Senior Portfolio Manager of the All Season Fund is Mr. Sam Jones, who is the president of All Season Advisors. Mr. Jones applies quantitative and qualitative thresholds to the investment portfolios. He has responsibility for the day‑to‑day management of the All Season Fund’s portfolio (other than the high yield corporate bond portion).

As compensation for the sub-advisory services it provides to the All Season Fund, the Investment Adviser currently pays All Season Advisors 0.60% of the average daily net assets of the Fund on an annual basis less any sub‑advisory fees paid to SMH (described below). The fee paid to the Sub-Adviser by the Investment Adviser will be paid from the Investment Adviser’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for two years and continues in effect for successive twelve-month periods, provided that the Board of Trustees approves it annually for continuance.

All Season Advisors began serving as Sub-Adviser to the All Season Fund as of August 1, 2005, and thus did not earn any sub-advisory fees from the All Season Fund for the 2004 fiscal year. For the fiscal years ended December 30, 2005 and December 29, 2006, All Season Advisors received sub-advisory fees in the amounts of $24,012 and $186,911, respectively, from the Investment Adviser.

Mr. Jones is paid a base salary, and is eligible to participate in All Season Advisors’ retirement plan arrangements. Since profits are expected to increase as assets increase, Mr. Jones is expected to receive increased profits as a shareholder as account assets (including, without limitation, the assets of the All Season Fund) increase. Under the Sub-Advisory Agreement between the Investment Adviser and All Season Advisors, All Season Advisors will be entitled to an increase in its compensation as assets in the All Season Fund increase.

SMH Capital Advisors, Inc.

SMH Capital Advisors, Inc. (“SMH”), an investment advisory firm founded in 1997, has been retained to act as the Sub‑Adviser to the High Income Fund and the high yield securities in the investment portfolio of the All Season Fund, under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Investment Adviser. SMH also provides investment advisory services to high net worth individuals, pension and profit sharing plans and charitable organizations. Sanders Morris Harris Group is the parent company of SMH. The Investment Adviser and Trust have chosen to engage SMH’s services as Sub-Adviser to the High Income Fund and All Season Fund in part because of SMH’s prior expertise and performance in advising other accounts similar in objective to that of the High Income Fund. Subject to the oversight and approval of the Investment Adviser, Mr. Jeffrey Cummer and Mr. Dwayne Moyers, as portfolio managers, have sole responsibility for the day-to-day management of the portfolio of the High Income Fund and the high yield corporate bond portion of the portfolio of the All Season Fund.

Mr. Cummer is a graduate of the University of Illinois with a BA in Finance with specialty in Risk Management. Mr. Moyers is the senior portfolio manager and chief investment officer of SMH. Before teaming with Mr. Cummer, Mr. Moyers was a credit analyst with the Tandy Corporation. SMH also has responsibility for maintaining the transaction and compliance related records of the High Income Fund and the high yield corporate bond portion of the All Season Fund.

As compensation for the sub-advisory services it provides to the High Income Fund, the Investment Adviser pays SMH 50% of the management fee that the Investment Adviser receives from the Fund. SMH also manages the high yield securities in the All Season Fund’s portfolio, and All Season Advisors manages the remainder of the assets. As compensation for the sub-advisory services it provides to the All Season Fund, the Investment Adviser pays SMH 0.50% of the portion of average daily net assets managed by SMH. The fee paid to the Sub-Adviser by the Investment Adviser will be paid from the Investment Adviser’s management fee and is not an additional cost to the Funds. With respect to the All Season Fund, the Sub-Advisory Agreement is effective until June 28, 2007 and continues in effect for successive twelve-month periods ending on June 28th of each year, provided that the Board of Trustees annually approves it for continuance. With respect to the High Income Fund, the Sub-Advisory Agreement continues in effect for successive twelve‑month periods ending on April 30th of each year, provided that the Board of Trustees annually approves its continuance.

SMH began acting as the Sub-Adviser for the High Income Fund in April 2004. For the fiscal year ended December 31, 2004, SMH received sub-advisory fees of $2,704 from the Investment Adviser. For the fiscal year ended December 30, 2005, SMH received sub-advisory fees in the amount of $162,471 from the Investment Adviser. For the fiscal year ended December 29, 2006, SMH received sub‑advisory fees in the amount of $395,777 from the Investment Adviser.

SMH began acting as the Sub-Adviser for the high yield securities in the investment portfolio of the All Season Fund on August 1, 2005, the inception date of the Fund. For the fiscal years ended December 30, 2005, and December 29, 2006 SMH received sub-advisory fees in the amounts of $2,150 and $15,223, respectively, from the Investment Adviser.

As of December 29, 2006, both Mr. Cummer and Mr. Moyers received compensation that is a combination of salary and a bonus based on profitability of SMH. The profitability bonus is based on a percentage of the profits of SMH over $1,000,000.

Manager of Managers

The Integrity Funds have received an order from the SEC permitting the Funds to be managed under a “manager of managers” structure. The order generally permits the Investment Adviser, subject to the supervision and approval of The Integrity Funds’ Board of Trustees, to hire or replace investment sub-advisers for each of the Funds without shareholder approval. The Funds will seek shareholder approval prior to operating in this manner. If the Funds thereafter hire a new sub‑adviser, they will provide information concerning the new sub-adviser to shareholders of the Fund concerned. The purpose of the “manager of managers” structure is to give the Investment Adviser (having ultimate responsibility (subject to oversight by The Integrity Funds’ Board of Trustees) to oversee sub‑advisers and recommend their hiring, termination and replacement) maximum flexibility with respect to the management of the Funds, and to permit the Investment Adviser and The Integrity Funds’ Board of Trustees to quickly react to poor investment performance by an investment sub-adviser or other service issues at less cost to shareholders.

Potential Conflicts of Interest

Small Cap Growth Fund, Health Sciences Fund, Technology Fund and Growth & Income Fund

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Small Cap Growth Fund, Health Sciences Fund, Technology Fund and Growth & Income Fund, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Small Cap Growth Fund, Health Sciences Fund, Technology Fund or Growth & Income Fund. Securities selected for funds or accounts other than the Small Cap Growth Fund, Health Sciences Fund, Technology Fund or Growth & Income Fund, as applicable, may outperform the securities selected for any of such Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the code of ethics of the Small Cap Growth Fund, Health Sciences Fund, Technology Fund and Growth & Income Fund will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Mr. Loest’s compensation is based on salary paid every other week. He is not compensated for client retention. The Company sponsors a 401(k) plan for all its employees. This plan is primarily funded by employee elective deferrals with matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contributions up to 3% and 50% for each additional percent contributed up to 5%. The Company has established a program in which it will grant interests in its stock to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

•

The Small Cap Growth Fund, Health Sciences Fund, Technology Fund and Growth & Income Fund have adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that this code of ethics will adequately address such conflicts.

The Investment Adviser and each of the Small Cap Growth Fund, Health Sciences Fund, Technology Fund and Growth & Income Fund have adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

All Season Fund

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds may result in the portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser and the Sub-Advisers seek to manage such competing interests for the time and attention of portfolio managers by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the All Season Fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the All Season Fund, the Investment Adviser and the Sub-Advisers determine which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the All Season Fund. Securities selected for funds or accounts other than the All Season Fund may outperform the securities selected for the All Season Fund.

•

The appearance of a conflict of interest may arise where the Investment Adviser or a Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the All Season Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager’s numerous responsibilities is to assist in the sale of Fund shares. Mr. Jones is paid a base salary, and is eligible to participate in All Season Advisors’ retirement plan arrangements. Since profits are expected to increase as assets increase, Mr. Jones is expected to receive increased profits as a shareholder as account assets (including, without limitation, the assets of the All Season Fund) increase. Under the Sub-Advisory Agreement between Integrity Money Management and All Season Advisors, All Season Advisors will be entitled to an increase in its compensation as assets in the All Season Fund increase.

•

As described above, both Mr. Cummer and Mr. Moyers received compensation that is a combination of salary and a bonus based on profitability of SMH. The profitability bonus is based on a percentage of the profits of SMH over $1,000,000. Since profits are expected to increase as assets increase, both Mr. Cummer and Mr. Moyers are expected to receive increased profits as a shareholder as account assets (including, without limitation, the assets of the All Season Fund) increase.

•

The All Season Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that this code of ethics will adequately address such conflicts.

•

In general, All Season Advisors does not invest accounts in private placements, IPOs or similar limited investment opportunities. However, to the extent that Mr. Jones recommends a limited investment opportunity for multiple accounts, All Season Advisors has adopted a policy to allocate such limited opportunities pro rata based on account size, available cash or any other method determined to be fair by All Season Advisors; provided, however, that All Season Advisors may determine a minimum amount that accounts must be able to purchase to participate.

The Investment Adviser, the Sub-Advisers and the All Season Fund have adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

High Income Fund

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser and SMH (the “High Income Fund Sub-Adviser”) seek to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the High Income Fund. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the High Income Fund and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the High Income Fund, the Investment Adviser and the High Income Fund Sub-Adviser determine which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the High Income Fund. Securities selected for funds or accounts other than the High Income Fund may outperform the securities selected for the High Income Fund.

•

The appearance of a conflict of interest may arise where the Investment Adviser or SMH has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the High Income Fund’s code of ethics will adequately address such conflicts.

•

As described above, both Mr. Cummer and Mr. Moyers received compensation that is a combination of salary and a bonus based on profitability of SMH. The profitability bonus is based on a percentage of the profits of SMH over $1,000,000. Since profits are expected to increase as assets increase, both Mr. Cummer and Mr. Moyers are expected to receive increased profits as a shareholder as account assets (including, without limitation, the assets of the High Income Fund) increase. Under the Sub-Advisory Agreement between Integrity Money Management and SMH, SMH will be entitled to an increase in its compensation as assets in the High Income Fund increase.

•

The High Income Fund has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that this code of ethics will adequately address such conflicts.

The Investment Adviser, the High Income Fund Sub‑Adviser and the High Income Fund have adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Other Accounts Managed and Share Ownership in the Funds by Portfolio Managers

The number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by, and dollar range of equity securities beneficially owned by, Jeffrey Cummer, Sam Jones, Robert Loest, Dwayne Moyers and F. Martin Koenig for the fiscal year ended December 29, 2006, are as follows:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Jeffrey Cummer	1	$143.4 million	16	$381.0 million	3,315	$1.4 billion
Sam Jones	1	$17.3 million	None	None	465	$121 million
Robert Loest[1]	1	$46.3 million	None	None	34	$8.1 million
Dwayne Moyers	1	$143.4 million	16	$381.0 million	3,315	$1.4 billion
F. Martin Koenig[1]	5	$20.6 million	None	None	None	None

The advisory fee is not based on the performance of the respective account for any of the registered investment companies, other pooled investment vehicles or other accounts referred to above.

Portfolio Manager	Beneficial Ownership of Equity Securities in the Funds Managed by the Portfolio Manager as of December 29, 2006
Jeffrey Cummer	None
Sam Jones	None
Robert Loest[1]	Over $100,000
Dwayne Moyers	None
F. Martin Koenig[1]	Over $100,000

1Robert Loest succeeded F. Martin Koenig as portfolio manager of the Small Cap Growth Fund, Health Sciences Fund and Technology Fund as of May 1, 2007.

Code of Ethics

Integrity Money Management, SMH, All Season Advisors and the Funds have adopted a code of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of a code of ethics is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Funds. Such codes of ethics permit personnel covered by the respective codes to invest in securities, including securities that may be purchased or held by the Funds, subject to the restrictions of the codes. The code is filed as an exhibit to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Integrity Fund Services, Inc. (“IFS” or “Transfer Agent”), a wholly-owned subsidiary of the Company, a North Dakota corporation affiliated with the Investment Adviser and Distributor, provides each Fund with transfer agent, accounting and administrative services. IFS is located at 1 Main Street North, Minot, North Dakota 58703.

Transfer Agent

As transfer agent, IFS performs many of the Funds’ clerical and administrative functions. For its transfer agency services, each Fund pays IFS an asset-based fee and certain flat fees for administrative services, plus reimbursement of out-of-pocket expenses. The Transfer Agent is responsible for, among other things, administrating and/or performing transfer agent functions; for acting as service agent in connection with dividend and distribution functions; and for performing shareholder account information and administrative agent functions in connection with the issuance, transfer and redemption or repurchase (including coordination with the custodian) of shares.

Accounting Service Provider

Accounting services provided by IFS to the Funds may include, but are not limited to, daily fee accruals, security valuation, calculation of daily net asset value, calculation of a daily dividend rate, and preparation of semi-annual and annual reports. For accounting services, each Fund pays to IFS at the end of each calendar month a flat fee plus an asset-based fee and reimburses IFS for certain out-of-pocket expenses.

Administrator

As administrator for the Funds, IFS manages all aspects of a Fund’s operations except those provided by other service providers. For administrative services, each Fund pays to IFS at the end of each calendar month an asset-based fee, with a minimum of $2,000 per month, and reimburses IFS for certain out-of-pocket expenses.

For the fiscal year ends noted, the Funds paid to IFS the following amounts for services provided:

Fund	Date of Fiscal Year End	Accounting Fees	Administrative Fees	Transfer Agency Fees
Small Cap Growth Fund	12/31/2004	$35,055	$44,218	$55,273
	12/31/2005	$32,527	$34,109	$42,367
	12/31/2006	$29,455	$25,664	$29,041
Health Sciences Fund	12/31/2004	$31,603	$30,412	$38,015
	12/31/2005	$28,958	$24,076	$25,644
	12/31/2006	$26,941	$23,934	$23,934
Technology Fund	12/31/2004	$30,339	$25,525	$31,696
	12/31/2005	$28,970	$24,073	$25,064
	12/31/2006	$27,004	$23,934	$23,934
Growth & Income Fund	11/30/2005	$30,864	$66,514	$83,142
	12/30/2005	$4,193	$8,883	$11,104
	12/31/2006	$47,987	$90,614	$114,725
All Season Fund	12/31/2004[1]	N/A	N/A	N/A
	12/30/2005[2]	$13,522	$11,833	$11,833
	12/31/2006	$37,750	$31,319	$32,836
High Income Fund	12/31/2004[3]	$22,726	$21,211	$22,671
	12/30/2005	$50,167	$87,500	$107,875
	12/31/2006	$73,264	$203,163	$252,458

1The All Season Fund did not exist until August 1, 2005.

2For the period from August 1, 2005 to December 30, 2005.

3For the period from April 30, 2004 to December 31, 2004; the High Income Fund did not exist until April 30, 2004.

CUSTODIAN

Wells Fargo Bank, NA, Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as the custodian of the Funds and has custody of all securities and cash of the Funds. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

INDEPENDENT ACCOUNTANTS

The Funds’ independent public accountant is Brady Martz & Associates, P.C., which is located at 24 West Central Avenue, Minot, North Dakota 58701. Shareholders will receive annual financial statements, together with a report of independent auditors, and semi‑annual unaudited financial statements of the Funds. The independent auditors will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

COUNSEL

Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603 serves as counsel for the Trust.

DISTRIBUTOR

Shares of each Fund are offered on a continuous basis through Integrity Funds Distributor, a wholly-owned subsidiary of the Company, 1 Main Street North, Minot, North Dakota 58703. Pursuant to a Distribution and Services Agreement with each Fund, Integrity Funds Distributor serves as principal underwriter and distributor of the Funds. Pursuant to this agreement, Integrity Funds Distributor purchases shares of the Funds for resale to the public, either directly or through securities brokers, dealers, banks or other agents, and is obligated to purchase only those shares for which it has received purchase orders. Integrity Funds Distributor has agreed to use its best efforts to solicit orders for the sale of the Funds’ shares. Integrity Funds Distributor receives for its services the applicable sales charge of a Fund’s shares, and reallows a majority or all of such amount to the dealers who sold the shares; Integrity Funds Distributor may act as such a dealer. The staff of the SEC takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act, as amended.

The following table reflects the amount of underwriting commissions for each Fund specified and the amount retained by the Distributor for each of the last three fiscal years.

	Underwriting Commissions for the Fiscal Year Ended			Amount Retained by the Distributor for the Fiscal Year Ended
	12/31/2004	12/30/2005	12/29/2006	12/31/2004	12/30/2005	12/29/2006
Small Cap Growth Fund	$15,623	$2,785	$8,380	$2,042	$364	$1,108
Health Sciences Fund	$11,351	$4,406	$5,275	$1,479	$578	$703
Technology Fund	$11,773	$11,640	$8,126	$1,556	$1,557	$1,096
Growth & Income Fund	$0	$2,601	$9,607	$0	$338	$1,347
All Season Fund	$0	$3,646	$48,889	$0	$577	$6,793
High Income Fund	$140,117	$429,653	$701,401	$25,012	$77,738	$125,166

Compensation

The following table sets forth the amount of underwriting commissions, brokerage commissions, compensation on redemptions, and any other compensation received by the Distributor from the respective Fund indicated below during the most recent fiscal year.

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation[1]
Small Cap Growth Fund	$1,108	$0	$0	$55,219
Health Sciences Fund	$703	$0	$0	$17,312
Technology Fund	$1,096	$0	$0	$17,779
Growth & Income Fund	$1,347	$0	$0	$120,557
All Season Fund (Class A)	$6,793	$0	$0	$21,629
All Season Fund (Class C)	$0	$0	$0	$8,633
High Income Fund (Class A)	$125,166	$0	$0	$164,250
High Income Fund (Class C)	$0	$0	$0	$321,872

1 Integrity Funds Distributor received this amount under the 12b-1 plan of the respective Fund.

Other Compensation to Certain Dealers

The Distributor or one or more of its affiliates, at their own expense, currently provide additional compensation to certain investment dealers that sell shares of the funds (“Integrity funds”) distributed by the Distributor. The level of payments made to a particular dealer in any given year will vary. A number of factors, as enumerated in the Prospectus, will be considered in determining the level of payments. The Distributor makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Integrity funds, including costs associated with educating a firm’s financial advisors about the features and benefits of the Integrity funds. The Distributor will, on a regular basis, determine the advisability of continuing these payments. Additionally, the Distributor or one or more of its affiliates may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Integrity funds.

In fiscal year 2007, the Distributor expects that it will pay additional compensation to the following dealers:

Charles Schwab

Fiserv

Morgan Stanley

Raymond James

RBC Dain Raucher

UBS

National Financial Services

Piper Jaffray

Edward Jones

Pershing

CitiGroup

12b-1 Plans

The Funds have adopted plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Each Fund has also entered into a related Distribution and Services Agreement with Integrity Funds Distributor. Under each Funds’ Plan related to the Class A Shares, the Small Cap Growth Fund, Health Sciences Fund, Technology Fund and Growth & Income Fund are each authorized to pay Integrity Funds Distributor an annual fee of up to 0.50% and the All Season Fund and High Income Fund are each authorized to pay Integrity Funds Distributor an annual fee of up to 0.25% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”). Under the Plan related to the Class C Shares, the All Season Fund and High Income Fund are each authorized to pay Integrity Funds Distributor an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares (the “Class C 12b-1 Fee”) (the Class A 12b-1 Fee and Class C 12b-1 Fee are collectively referred to as the “12b-1 Fee”).

Integrity Funds Distributor may use this 12b‑1 Fee to pay a fee on a quarterly basis to broker-dealers, including Integrity Funds Distributor and affiliates of the Investment Adviser, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with Integrity Funds Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship. To the extent any of the 12b-1 Fee is not paid to Service Organizations as a service fee, Integrity Funds Distributor may use such fee for its expenses of distribution of Fund shares. The 12b-1 Fee payable to Integrity Funds Distributor is calculated and paid monthly and the service fee payable to Service Organizations is calculated quarterly and paid the month following the calculation. In return, Integrity Funds Distributor will bear all expenses in connection with the distribution of shares of the Funds, such as, among other expenses: expenses of persons who provide support services in connection with the distribution of shares; costs relating to the formulation and implementation of marketing and promotional activities; and costs of printing and distributing prospectuses, reports and sales literature to prospective shareholders.

Each Fund’s Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Fund’s Board, including a majority of the trustees who are not “interested persons” of such Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). Each Fund’s Plan may be terminated at any time, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to a Funds’ Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees. Integrity Funds Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Integrity Funds Distributor may make payments to dealers that are holders or dealers of record for accounts in one or more of the Funds. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Integrity Funds Distributor compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs).

From time to time, Integrity Funds Distributor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by Integrity Funds Distributor may include financial assistance to dealers that enable Integrity Funds Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Integrity Funds Distributor makes payments for events it deems appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

Integrity Funds Distributor has voluntarily agreed (not as part of the Distribution Agreement) to waive a portion of the fee payable under the Plan during the early stages of a Fund’s existence. The table below provides the fees paid by the Funds, under the Plan, net of waivers, for the period indicated and the amount of fees waived by the Distributor.

	12b-1 Fees Paid for the Fiscal Year Ended December 29, 2006	Fees After Waivers	Fees Waived by Distributor
Small Cap Growth Fund	$55,219	$55,219	$0
Health Sciences Fund	$17,312	$17,312	$0
Technology Fund	$17,779	$17,779	$0
Growth & Income Fund	$241,114	$120,557	$120,557
All Season Fund (Class A)	$36,122	$21,629	$14,493
All Season Fund (Class C)	$9,594	$8,633	$961
High Income Fund (Class A)	$164,250	$164,250	$0
High Income Fund (Class C)	$321,872	$321,872	$0

The 12b-1 Fees paid by the Funds during the fiscal year ended December 29, 2006, were spent toward distribution expenses including:

	Advertising & Promotion	Compensationto Dealers (including commission and service fees)	Compensationto Sales Personnel and Payroll Taxes	Distribution Related Overhead	Absorbed by the Distributor[1]
Small Cap Growth Fund	$417	$26,857	$15,199	$5,777	$6,968
Health Sciences Fund	$231	$14,748	$8,267	$3,135	$(9,069)
Technology Fund	$230	$14,821	$8,337	$3,173	$(8,782)
Growth & Income Fund	$2,226	$22,199	$73,842	$27,943	$(5,653)
All Season Fund (Class A)	$742	$10,597	$23,585	$8,849	$(22,144)
All Season Fund (Class C)	$63	$1,223	$1,812	$683	$4,852
High Income Fund (Class A)	$4,088	$85,168	$120,222	$45,400	$(90,628)
High Income Fund (Class C)	$1,780	$157,306	$55,110	$20,918	$86,758

1The difference between 12b-1 Fees paid by the Funds and Plan expenses incurred by the Distributor. Negative amounts represent unreimbursed expenses, that is, expenses that qualified for the Plan but that were paid by the Distributor.

As of December 29, 2006 the following unreimbursed Plan expenses had been incurred by the Distributor in a previous year and carried over to future years.

	Dollar Amount	Percentage of Fund Net Assets
Small Cap Growth Fund	$0	0%
Health Sciences Fund	$0	0%
Technology Fund	$11,527	0.27%
Growth & Income Fund	$0	0%
All Season Fund (Class A)	$31,881	0.20%
All Season Fund (Class C)	$0	0%
High Income Fund (Class A)	$110,420	0.11%
High Income Fund (Class C)	$0	0%

You can ask your dealer for information about any payments it receives from the Distributor and any services provided. See also “Purchase and Redemption of Shares” for additional information regarding compensation to dealers.

Peter A. Quist is a director and vice president of the Company, vice present and secretary of the Trust and a director and officer of Integrity Funds Distributor. Robert A. Walstad is a trustee, president and chairman of the Trust. Both Mr. Quist and Mr. Walstad are shareholders of the Company and, accordingly, may indirectly benefit from the payment of 12b-1 Fees or brokerage commissions paid by the Funds to the Distributor. For additional information, please refer to the section titled “Trustees and Officers.”

PROXY VOTING POLICY

The Board of Trustees has delegated to the Investment Adviser the final authority and responsibility for voting proxies with respect to each Fund’s underlying securities holdings. The Trustees will review each Fund’s proxy voting records from time to time and will annually consider revising its proxy voting policy (“Policy”). Under the Policy, the Investment Adviser may retain outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance.

The Investment Adviser will generally vote in accordance with corporate management’s recommendations on matters such as uncontested director nominees (unless such nominees have poor records), ratification of accountants, changing corporate names and similar matters, and against management’s recommendations on matters such as proposals which would reduce the rights or options of shareholders, reduce the value of shareholders’ investments, poison pills or provisions requiring supermajority approval of mergers and other matters that are designed to limit the ability of shareholders to approve merger transactions. Other matters, such as finance, merger, acquisition and restructuring proposals, shareholder proposals and proposals to ratify or cancel golden or tin parachutes, will be evaluated on a case-by-case basis, and the Investment Adviser may vote for or against corporate management’s recommendations on such matters. The Investment Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. The Investment Adviser will monitor situations that may result in a potential conflict of interest, in particular between a Fund’s shareholders and the Investment Adviser or any of its affiliates or an affiliate of the Funds. If any such conflict is discovered, the issue will be examined in detail by the Investment Adviser and in such circumstances, the Investment Adviser will normally refrain from voting the proxies giving rise to conflict, until the Trustees, after consultation, instruct on an appropriate course of action to vote the proxies in the best interest of the relevant Fund.

Under the 1940 Act, to the extent that a Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, such Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs, Other Investment Companies and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of ETFs, Other Investment Companies or other investment company shares held by a Fund, each Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, is available without charge, upon request, by calling (800) 276-1262, on the SEC’s website at www.sec.gov or at the Trust’s website at www.integrityfunds.com.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. While the Investment Adviser and Sub-Advisers generally seek to obtain the most favorable prices, a Fund may not necessarily pay the lowest spread or commission available. In selecting brokers and dealers to execute portfolio transactions, the Investment Adviser and Sub-Advisers are authorized to consider the prices and rates of brokerage commissions, as well as other relevant factors, including: (1) the market impact of the trade, (2) the broker or dealer’s execution capabilities, (3) the size of the transaction, (4) the difficulty associated with executing the transactions, (5) the operational facilities of the broker or dealer, (6) the risk to the broker or dealer of positioning a block of securities, (7) brokerage service arrangements made available by the broker or dealer, and (8) research, brokerage and other services provided by the broker or dealer (as described below).

Although commissions paid on every transaction will, in the judgment of the Investment Adviser and each Sub-Adviser (collectively “Adviser” for purposes of this section), be reasonable in relation to the value of the brokerage services provided, under each Investment Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, an Adviser may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Investment Adviser for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Investment Adviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Investment Adviser’s overall responsibilities to the Funds and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of an Adviser and not solely or necessarily for the benefit of the Funds. The Investment Adviser’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by an Adviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Funds pay to the Adviser will not be reduced as a consequence of the Investment Adviser’s receipt of brokerage and research services. To the extent a Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Funds.

Certain investments may be appropriate for the Funds and also for other clients advised by the Adviser. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Investment Adviser. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to Integrity Money Management, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

Securities owned by the Funds may not be purchased from or sold to the Investment Adviser or any affiliated person (as defined in the 1940 Act) of the Investment Adviser except as may be permitted by the SEC and subject to the rules and regulations of the Comptroller of the Currency. Affiliated persons of the Investment Adviser include its parent corporation, the Company, each of their respective subsidiaries, and the officers and directors of any of such entities.

For the fiscal year ends listed below, the Funds paid brokerage commissions in the following amounts:

	12/31/2004	12/30/2005	12/29/2006
Small Cap Growth Fund	$22,500.10	$14,872.87	$8,691.74
Health Sciences Fund	$8,577.58	$8,654.00	$3,858.00
Technology Fund	$12,880.08	$9,715.02	$5,008.14
Growth & Income Fund	N/A1	$136,472.00	$75,610.00
All Season Fund	N/A2	$8,071.30	$30,181.41
High Income Fund	N/A3	None	None

1The Growth & Income Fund’s inception date is April 22, 2005, and, thus, it did not pay brokerage commissions for the period indicated.

2The All Season Fund’s inception date is August 1, 2005, and, thus, it did not pay brokerage commissions for the period indicated.

3The High Income Fund’s inception date is April 30, 2004, and, thus, it did not pay brokerage commissions for the period indicated.

The Funds are authorized to execute portfolio transactions through, and to pay commissions to broker-dealers affiliated with the Investment Adviser, and broker-dealer affiliates of a Sub-Adviser, and to purchase securities in underwritings in which these broker-dealers are members of the underwriting syndicate (collectively, “Affiliated Brokers”). A Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Investment Adviser, a Sub-Adviser, Integrity Funds Distributor or their affiliates.

None of the Funds paid brokerage commissions to brokers affiliated with the Funds, Integrity Money Management, any Sub‑Adviser, or Integrity Funds Distributor (or with an affiliated person of any such persons) in any of the last three fiscal years.

Soft Dollars

During the fiscal year ended December 29, 2006, the Growth & Income Fund directed brokerage transactions to brokers for research services provided (“soft dollars”). The amount of research commission transactions was $43,609,061 and the amount of research commissions was $15,570.

PURCHASE AND REDEMPTION OF SHARES

Fund shares may be purchased from investment dealers who have sales agreements with Integrity Funds Distributor or from Integrity Funds Distributor directly. Each Fund offers Class A shares. Currently, only the All Season Fund and the High Income Fund offer Class C shares. Class A shares and Class C shares are described below and in the Prospectus.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up‑front sales charge imposed at the time of purchase as set forth in the Prospectus. Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on December 29, 2006, of Class A shares from a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

	Net Asset Value per Share	Per Share Sales Charge[1]	Per Share Offering Price to the Public	Shares Outstanding[2]
Small Cap Growth Fund	$8.88	$0.54	$9.42	822,622
Health Sciences Fund	$11.18	$0.68	$11.86	373,940
Technology Fund	$9.86	$0.60	$10.46	435,060
Growth & Income Fund	$36.49	$2.23	$38.72	1,269,747
All Season Fund	$10.31	$0.63	$10.94	1,526,082
High Income Fund	$10.20	$0.45	$10.65	9,954,975

1The per share sales charge for the Funds is as follows: Small Cap Growth Fund, Health Sciences Fund, Technology Fund, Growth & Income Fund and All Season Fund: 5.75% (6.10% of net asset value per share); High Income Fund: 4.25% (4.44% of net asset value per share)

2As of December 29, 2006

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with Integrity Funds Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with Integrity Funds Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with Integrity Funds Distributor. Such dealer or agent may place a telephone order with Integrity Funds Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value. Reference should be made to the wire order to ensure proper settlement of the trade. Payment for shares purchased by telephone should be received within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

Each Fund receives the net asset value of all its respective shares that are sold. Integrity Funds Distributor retains the full applicable sales charge (the excess of the offering price over the net amount invested) from which it pays the uniform reallowances shown in the Prospectus to investment dealers and to its salesmen who sell Fund shares. From time to time, Integrity Funds Distributor may implement programs under which dealers and their representatives may be eligible to participate in which such firms may win nominal awards for certain sales efforts or under which Integrity Funds Distributor will reallow additional concessions to any dealer that sponsors sales contests or recognition programs conforming to criteria established by Integrity Funds Distributor or participates in sales programs sponsored by Integrity Funds Distributor. These programs will not change the price that an investor pays for shares or the amount that a Fund will receive from such sale. See also “Distributor” for additional information regarding fees paid to broker-dealers and others.

Reduction of Up‑Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of the Funds, during a 13‑month period, an amount that would qualify for a reduced sales charge shown in the Funds’ Prospectus under “The Shares We Offer — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13‑month period equal or exceed the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, Integrity Funds Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares owned by you, your spouse, children and grandchildren under 21 (cumulatively, the “Investor”) in some or all funds in the Integrity family of funds (the “Integrity funds”) to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

A purchase of shares may qualify for a ROA. The applicable sales charge will be based on the total of:

•	The Investor’s current purchase; and
•	The cumulative cost of shares purchased or the current market value of the shares of the Integrity funds held by the Investor, whichever is greater.

For example, if an Investor owned shares worth $40,000 at the current net asset value and purchased an additional $10,000 of shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Integrity fund with sufficient information to verify that the purchase qualifies for the discount.

In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Integrity funds.

Investments of $1 Million or More

For each Fund,with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% Contingent Deferred Sales Charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Group Program

Each Fund has a group investment and reinvestment program (the “Group Program”) which allows investors to purchase Class A shares of a Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Program of which he or she is a participant meet the cost saving criteria set forth below.

Description of Group Program

If the investor’s Group Program (such as an employee investment program) meets the requirements described below, a Fund will modify the $1,000 initial investment requirement to such minimum investment as may be determined by the Fund. The sales charge set forth in the Prospectus for each purchase by a participant of a Group Program will be based on the combined current purchases of such group of Class A shares together with the combined net asset value of Class A shares of such group at the time of such investment. The dealer or agent, if any, through which the Group Program was initiated will be entitled to a dealer concession or agency commission based on the sales charges paid by participants of such Group Program.

Criteria for the Group Program

The cost savings criteria to a Fund that must be met in order for a Group Program to qualify for the benefits set forth above are:

•	The administrator of an investor’s investment program must have entered into an agreement with Integrity Funds Distributor;
•

Such agreement must provide that the administrator must submit a single order and make payment with a single remittance for all investments during each investment period (e.g., each pay period or distribution period) by all investors who choose to invest through the Group Program; and

•

Such agreement must provide that the administrator will provide the Transfer Agent with appropriate backup data for each participating investor in a computerized format compatible with the Transfer Agent’s processing system.

Additional Criteria for the Group Program

As further requirements for obtaining these special benefits under the Group Program, each Fund requires that investments be in the form of an open account (with no share certificates being issued), that all dividends and other distributions be reinvested in additional Class A shares without any systematic withdrawal program described herein and that the minimum new investment in Class A shares of a Fund by each participant in an employee investment program be at least $25 per month. Each Fund reserves the right to modify or terminate this program at any time.

Waivers of Up-Front Sales Charge on Class A Shares

Each Fund may sell Class A shares without an up-front sales charge to trustees, officers and employees (including retirees) of the Funds, of the Company, of Integrity Money Management and of Integrity Funds Distributor, for themselves or their spouses, children, or parents and parents of spouse, or to any trust, pension, or profit‑sharing, or other benefit plan for only such persons at net asset value and in any amount. Each Fund may also sell shares without an up‑front sales charge to broker‑dealers having sales agreements with Integrity Funds Distributor, and registered representatives and other employees of such broker‑dealers, including their spouses and children; to financial institutions having sales agreements with Integrity Funds Distributor, and employees of such financial institutions, including their spouses and children; and to any broker‑dealer, financial institution, or other qualified firm which receives no commissions for selling shares to its clients. The elimination of the sales up‑front charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

The Funds make available, free of charge, more information about sales charge reductions and waivers through the Trust’s website at www.integrityfunds.com, from the Prospectus or from your financial adviser.

Class C Shares

As described in the Prospectus, you can buy Class C shares of the All Season Fund and High Income Fund at the offering price, which is the net asset value per share. Only the High Income Fund and All Season Fund currently offer Class C shares. The All Season Fund and High Income Fund have each adopted a plan under Rule 12b-1 with respect to their Class C shares that authorizes these Funds to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of their Class C shares and for providing personal services and the maintenance of shareholder accounts. Under each Fund’s Plan, with respect to its Class C shares, the respective plan may pay an annual Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges. See “Distribution and Service Plans (12b-1)” in the Prospectus for additional information regarding these plans. There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC for the Class C shares is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Fund.

Monthomatic Investment Plan

A shareholder may purchase additional Fund shares through a monthomatic investment plan (minimum initial investment is $50). With the monthomatic investment plan, monthly investments (minimum $50) are made automatically from the shareholder’s account at a bank, savings and loan association, or credit union into the shareholder’s Fund account. By enrolling in the monthomatic investment plan, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. A shareholder may terminate the monthomatic investment plan by sending written notice to the Transfer Agent. See “Systematic Investing—the Monthomatic Investment Plan” in the Prospectus for additional information.

Exchange Privilege

As described in the Prospectus under “Special Services—Exchanging Shares,” each Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds underwritten by Integrity Funds Distributor. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the applicable fund and consider the differences between it and the fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

If you exchange from a fund with a lower initial sales charge than the one into which you are exchanging (or from a fund with no sales charge), you will be required to pay a sales charge equal to the difference between the sales charge of the higher-load fund and the sales charge originally paid with respect to the exchanged shares.

In addition, as described in the Prospectus, if you were a shareholder of the IPS Millennium Fund or IPS New Frontier Fund on April 22, 2005, you may exchange shares within the same class into other funds underwritten by Integrity Funds Distributor without paying a sales charge, regardless of whether you are exchanging from a fund with a lower initial sales charge than the one into which you are exchanging.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds at net asset value without incurring any additional charges. You may only reinstate into the same share class from which you redeemed. If you paid a CDSC, we will refund your CDSC as additional shares in proportion to the reinstatement amount of your redemption proceeds, and your holding period will also be reinstated. An investor exercising this privilege more than a year after redemption will be required to complete a new account application and provide proof that the investor was a previous shareholder of the applicable Fund. The Funds may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege. The Fund must be notified that an investment is a reinstatement.

Minimum Investment

The minimum initial investment for each Fund per share class is $1,000 ($50 for the Monthomatic Investment Plan), and the minimum subsequent investment is $50, but such minimum amounts may be changed at any time.

Redemptions

Any Fund shareholder may require the Fund to redeem his or her shares. All registered owners must sign a letter of instruction which needs to be signature guaranteed if the request is over $100,000 and sent to the Transfer Agent at P.O. Box 759, Minot, North Dakota 58702. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a signed certificate or duly endorsed stock power with signatures guaranteed for amounts over $100,000 and accompanied by a written request for redemption. Signature guarantees are available from a commercial bank, trust company, savings and loan association, or brokerage firm. A notary public may not provide a signature guarantee. The redemption request and signed certificate or stock power must be signed exactly as the account is registered including any special capacity of the registered owner.

Alternatively, an investor may place an order to sell shares through his or her dealer or agent, which has a sales agreement with Integrity Funds Distributor and from which the Prospectus was received. The dealer or agent may fax, mail or phone such request to the Transfer Agent when properly authorized in writing by the shareholder of record. The investor will receive the net asset value next determined after the Transfer Agent receives such sell order from the dealer or agent. A Fund does not charge for this transaction. Authorized Dealers may charge additional fees for shareholder transactions or for advisory services.

Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed letter of instruction accompanied by any outstanding share certificates in proper form for transfer. When a Fund is requested to redeem shares for which it may not yet have received good payment (e.g., cash or certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

Payment for shares redeemed may also be done through the Automated Clearing House (“ACH”) network. Redemption proceeds are sent to your bank account with the same names as the account registration through an ACH transfer. In addition, redemption proceeds may be transmitted through a wire transfer for a fee of $9.00.

Additional Information on Purchases and Redemptions

Each Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders. Also, from time to time, a Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the respective Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

In order to facilitate redemptions and to eliminate the need for safekeeping, the Transfer Agent will not issue certificates for shares of the Funds.

Each Fund may suspend the right of redemption or delay payment more than seven days:

•	during any period when the NYSE is closed for trading (other than customary weekend and holiday closings) or trading is restricted, as determined by the SEC;
•	when an emergency exists, as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
•	during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The NYSE is currently closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed. The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the applicable Fund’s portfolio securities at the time. When a Fund is requested to redeem shares for which it may not have yet received good payment (e.g., certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

Each Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason other than fluctuation in the market value of the Fund’s portfolio securities. Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor’s account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed.

The Funds reserve the right to redeem in-kind, that is to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities. Because you would receive portfolio securities in an in-kind redemption, you will still be subject to market risk and may incur transaction costs in selling the securities.

For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. Integrity FundsDistributormay pay a commission of 0.75%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of Class A shares of $1 million dollars or more.

Each Fund allocates net interest income to those shares for which the Fund has received payment.

Systematic Withdrawal Plan

The owner of $5,000 or more of shares of a Fund (which may not be in certificated form) may provide for the payment from his or her account of any requested dollar amount to his or her designated payee monthly, quarterly, semi‑annually or annually. Sufficient shares will be redeemed from the investor’s account for the designated amount on approximately the first or the 25th of the applicable month. Dividend distributions automatically will be reinvested under this program. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be terminated at any time by the investor.

It ordinarily will be disadvantageous to an investor to purchase shares (except through reinvestment of distributions) while participating in a systematic withdrawal program because he or she will be paying a sales charge to purchase shares at the same time that shares are being redeemed upon which such investor may already have paid a sales charge. Each Fund reserves the right to amend or terminate the systematic withdrawal program at any time. For additional information, see “Systematic Withdrawal Program” in the Prospectus.

NET ASSET VALUE

For each Fund, net asset value (“NAV”) per share is determined by dividing the total value of that Fund’s assets, less any liabilities, by the number of shares of that Fund outstanding.

>The net asset value per share of each Fund is determined by Integrity Fund Services as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Standard Time) on each day when the NYSE is open for trading. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed.

The Funds’ investments are primarily valued using market quotations. Assets for which market quotations are available are valued as follows:

•

each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price;

•	each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System;
•	United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; and
•

short-term money market instruments (such as certificates of deposit, bankers’ acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.

All of these prices are obtained by Integrity Fund Services from services that collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

In addition, corporate debt securities (other than short-term instruments and debt securities described above) are valued at prices furnished by a pricing service, subject to review and possible revision by the Investment Adviser. Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. To the extent a Fund invests in open-end management investment companies, such Fund’s NAV will be calculated based upon the net asset values of the registered open-end management investment companies in which such Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing. To the extent a Fund, such as the All Season Fund, invests in an ETF, the ETF’s value is based on the value of its underlying portfolio securities.

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those that have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company’s involvement in merger or acquisition activity, with widely varying valuations placed on the company’s assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Investment Adviser or the Sub-Adviser using methods and procedures reviewed and approved by the Trustees.

EXPENSES OF THE FUNDS

Each Fund’s expenses include, among others, management and investment advisory fees, accounting and administrative fees, taxes, brokerage fees and commissions, if any, fees of Independent Trustees, any Rule 12b-1 distribution or service fees, expenses of Trustees’ and shareholders’ meetings, insurance premiums, expenses of redemption of shares, expenses of issue and sale of shares (to the extent not borne by the Distributor), association membership dues, charges of a Fund’s custodian, and bookkeeping, auditing and legal expenses, and the fees and expenses of registering a Fund and its shares with the SEC, registering or qualifying its shares under state securities laws and the expenses of preparing and mailing prospectuses and reports to shareholders.

FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of the Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be acquired by the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code (the “Code”).

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

Based on information provided by the Funds, each Fund has capital loss carryforwards for tax purposes that, as of December 29, 2006, amounted to:

Health Sciences Fund	$83,256
Technology Fund	$38,661,637
Growth & Income Fund	$286,709,724
Small Cap Growth Fund	$0
All Season Fund	$0
High Income Fund	$0

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of a Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as a Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances.

These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Each Fund will provide notice to its shareholders of the amount of any distributions which may be taken into account as a dividend which is eligible for the capital gains tax rates. The Funds cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain domestic corporations may be designated by a Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of a Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

Deferral of Basis

In reporting any gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
	•	In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge),
	•	You sell some or all of your original shares within 90 days of their purchase, and
	•	You reinvest the sales proceeds in the Fund or in another Integrity fund, and the sales charge that would otherwise apply is reduced or eliminated;
THEN:

In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Nature of Fund’s Investments

Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Funds’ transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes.

Buying Shares Close to a Record Date

Distributions by the Fund reduce the net asset value of the Fund’s shares. Should a taxable distribution reduce the net asset value below a shareholder’s cost basis, the distribution would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. Specifically, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Foreign Tax Credit

A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s ordinary income dividends paid to you. If your Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of a Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Under the provisions of the American Jobs Creation Act of 2004 (the “2004 Tax Act”), dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities and that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. In addition, pursuant to the 2004 Tax Act, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return. The provisions contained in the legislation relating to distributions to shareholders who are nonresident aliens or foreign entities generally would apply to distributions with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

FINANCIAL STATEMENTS

The financial highlights tables for the Small Cap Growth Fund, Health Sciences Fund and Technology Fund reflect the financial performance of predecessor series of The Willamette Funds, a separate registered investment company, prior to the reorganization of these series into The Integrity Funds on September 19, 2003.

The financial highlights tables for the Growth & Income Fund reflect the financial performance of predecessor series of The IPS Funds, a separate registered investment company, prior to the reorganization of these series into The Integrity Funds on April 22, 2005.

The financial statements of the Small Cap Growth Fund, Health Sciences Fund, Technology Fund, Growth & Income Fund, All Season Fund and High Income Fund for the period ended December 31, 2006, audited by Brady, Martz & Associates, P.C., appear in the annual report to shareholders of The Integrity Funds and are incorporated herein by reference. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statement of changes in net assets, financial highlights, notes and independent auditors’ reports.

APPENDIX A—DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

Description of Moody’s Investors Service, Inc. (“Moody’s”) Short-Term Debt Ratings
Prime-1:

Issuers or supporting institutions rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:

Issuers or supporting institutions rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Services (“Standard & Poor’s”), Commercial Paper Ratings

A:

Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2:	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.
Description of Moody’s Long-Term Debt Ratings
Aaa:

Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:

Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A:

Bonds that are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa:

Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:

Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B:

Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca:	Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C:	Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings
AAA:	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA:	Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
A:

Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB:

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB:[1]

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B:[1]

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC:[1]

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC:[1]	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C:[1]

The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI:	The rating CI is reserved for income bonds on which no interest is being paid.
D:

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

[1] Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

PART C OTHER INFORMATION
ITEM 23. EXHIBITS.
(a)		Declaration of Trust dated October 31, 1997[1]
(b)		By-laws of Registrant[1]
(c)		Establishment and Designation of Series of Shares of Beneficial Interest, Par Value $.001 per share, dated October 31, 1997[1]
(d)	(1) (i)	Investment Advisory Agreement between Registrant and Integrity Money Management, Inc. (“Integrity”) on behalf of the Integrity Small Cap Growth Fund[2]
	(ii)	Investment Advisory Agreement between Registrant and Integrity on behalf of the Integrity Health Sciences Fund[2]
	(iii)	Investment Advisory Agreement between Registrant and Integrity on behalf of the Integrity Technology Fund[2]
	(iv)	Investment Advisory Agreement between Registrant and Integrity on behalf of the Integrity High Income Fund[3]
	(v)	Investment Advisory Agreement between Registrant and Integrity on behalf of the Integrity Growth & Income Fund[4]
	(vi)	Amended and Restated Investment Advisory Agreement between Registrant and Integrity on behalf of the Integrity All Season Fund[11]
	(2) (i)	Sub-Investment Advisory Agreement between SMH Capital Advisors, Inc. and Integrity on behalf of the Integrity High Income Fund[3]
	(ii)	Amended and Restated Sub-Investment Advisory Agreement between All Season Financial Advisors, Inc. and Integrity on behalf of the Integrity All Season Fund[11]
	(iii)	Sub-Investment Advisory Agreement between SMH Capital Advisors, Inc. and Integrity on behalf of the Integrity All Season Fund[5]
(e)	(1)	Distribution and Services Agreement between Registrant and Integrity Funds Distributor, Inc. (“IFD”) on behalf of the Integrity Small Cap Growth Fund[2]
	(2)	Distribution and Services Agreement between Registrant and IFD on behalf of the Integrity Health Sciences Fund[2]
	(3)	Distribution and Services Agreement between Registrant and IFD on behalf of the Integrity Technology Fund[2]
	(4)	Distribution and Services Agreement between Registrant and IFD on behalf of the Integrity High Income Fund[3]
	(5)	Distribution and Services Agreement between Registrant and IFD on behalf of the Integrity Growth & Income Fund[4]
	(6)	Distribution and Services Agreement between Registrant and IFD on behalf of the Integrity All Season Fund[5]
(f)		Not Applicable
(g)		Custodian Agreement with Wells Fargo Bank, Minnesota, N.A. on behalf of all Series[11]
(h)	(1)	Transfer Agency Agreement between Registrant and Integrity Fund Services, Inc. on behalf of all Series[11]
	(2)	Administration and Accounting Services Agreement between Registrant and Integrity Fund Services, Inc. on behalf of all Series[11]
(i)	(1)	Opinion and Consent of Underberg & Kessler LLP dated December 3, 1997[1]
	(2)	Opinion and Consent of Dechert LLP dated September 5, 2003[2]
	(3)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP[3]
	(4)	Opinion and Consent of Stradley Ronon Stevens & Young, LLPdated December 8, 2004[7]
	(5)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP dated February 25, 2005[8]
	(6)	Consent of Sutherland Asbill & Brennan LLP dated April 27, 2006[9]
	(7)	Consent of Chapman and Cutler LLP[11]
(j)		Consent of Independent Auditors -- Brady, Martz & Associates[11]
(k)		Not Applicable
(l)		Not Applicable
(m)	(1) (i)	Shareholder Services Plan for the Integrity Small Cap Growth Fund[3]
	(ii)	Shareholder Services Plan for the Integrity Health Sciences Fund[3]
	(iii)	Shareholder Services Plan for the Integrity Technology Fund[3]
	(iv)	Shareholder Services Plan for the Integrity High Income Fund[11]
	(v)	Shareholder Services Plan for the Integrity Growth & Income Fund[4]
	(vi)	Shareholder Services Plan for the Integrity All Season Fund[5]
	(2)	Form of Dealer Agreement[2]
(n)	(1)	Multiple Class Plan adopted pursuant to Rule 18f-3 Plan for the Integrity Small Cap Growth Fund[4]
	(2)	Multiple Class Plan adopted pursuant to Rule 18f-3 Plan for the Integrity Health Sciences Fund[4]
	(3)	Multiple Class Plan adopted pursuant to Rule 18f-3 Plan for the Integrity Technology Fund[4]
	(4)	Multiple Class Plan adopted pursuant to Rule 18f-3 Plan for the Integrity High Income Fund[4]
	(5)	Multiple Class Plan adopted pursuant to Rule 18f-3 Plan for the Integrity Growth & Income Fund[4]
	(6)	Multiple Class Plan adopted pursuant to Rule 18f-3 Plan for the Integrity All Season Fund[5]
(o)		Reserved
(p)		Code of Ethics[11]
(z)		Power of Attorney Authorization[11]

[1]Previously filed with and incorporated by reference to Post-Effective Amendment No. 6 filed on December 8, 1997.
[2]Previously filed with and incorporated by reference to Post-Effective Amendment No. 21 filed on September 5, 2003.
[3]Previously filed with and incorporated by reference to Post-Effective Amendment No. 23 filed on April 27, 2004.
[4]Previously filed with and incorporated by reference to Post-Effective Amendment No. 26 filed on April 25, 2005.
[5]Previously filed with and incorporated by reference to Post-Effective Amendment No. 28 filed on July 29, 2005.
[6]Previously filed with and incorporated by reference to Post-Effective Amendment No. 19 filed on May 23, 2003.
[7]Previously filed with and incorporated by reference to Post-Effective Amendment No. 24 filed on December 16, 2004.
[8]Previously filed with and incorporated by reference to Post-Effective Amendment No. 25 filed on February 25, 2005.
[9]Previously filed with and incorporated by reference to Post-Effective Amendment No. 29 filed on April 27, 2006.
[10]Previously filed with and incorporated by reference to Post‑Effective Amendment No. 30 filed on February 15, 2007.
[11]Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
Not Applicable.
ITEM 25. INDEMNIFICATION.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the provisions of the Registrant’s Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Declaration of Trust provides with regard to indemnification that:

(a)

The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he/she is or was a Trustee, employee or officer of the Trust or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him/her in connection with such action, suit or proceeding if he/she acted in good faith and in a manner he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, or, with respect to any criminal action or proceedings, that he/she had reasonable cause to believe that his/her conduct was unlawful.

(b)

The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he/she is or was a Trustee, employee or officer of the Trust or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him/her in connection with the defense or settlement of such action or suit if he/she acted in good faith and in a manner he/she reasonably believed to be in, or not opposed to, the best interests of the Trust, EXCEPT, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his/her duty to the Trust unless and only to the extent that an appropriate court shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

(c)

To the extent that a Trustee, employee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) or (b) above in defense of any claim, issue or matter therein, he/she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him/her in connection therewith.

(d)

Except as provided in subsection (c) above, any indemnification under subsection (a) or (b) above (unless ordered by a court) shall be made by the Trust only as permitted under any applicable provisions of Title I of the Employee Retirement Income Security Act of 1974, as amended, and as authorized in the specific case upon a determination that indemnification of a Trustee, employee or officer is proper in the circumstances because he/she has met the applicable standard of conduct set forth in subsection (a), (b) or (h). Such determination shall be made (1) by the Trustees by a majority vote of a quorum consisting of Trustees who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if such a quorum is obtainable and such quorum so directs, by independent legal counsel in a written opinion.

(e)

Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding as authorized by the Trustees upon receipt of an undertaking by or on behalf of the Trustee, employee or officer to repay such amount unless it shall ultimately be determined that he/she is entitled to be indemnified by the Trust as authorized in the Declaration of Trust; provided that such an undertaking must be secured by a surety bond or other suitable insurance.

(f)

The indemnification provided shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any rule, agreement, vote of the Shareholders or disinterested Trustees or otherwise, both as to actions in his/her official capacity and as to actions in any capacity while holding such office, and shall continue as to a person who has ceased to be a Trustee, employee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g)

The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, employee or officer of the Trust, or is or was serving at the request of the Trust as a director or officer of another corporation, or as an official of a partnership, joint venture, trust or other enterprise against any liability asserted against him/her and incurred by him/her in any such capacity, or arising out of his/her status as such; provided, however, that the Trust shall not purchase or maintain any such insurance in contravention of any applicable provision of Title I of the Employee Retirement Income Security Act of 1974, as amended.

(h)

Anything to the contrary in the foregoing subsections (a) through (g) above notwithstanding, no Trustee, employee or officer of the Trust shall be indemnified against any liability to the Trust or the Shareholders to which he/she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his/her office, and no Trustee, employee or officer of the Trust shall be indemnified in any other case in which the 1940 Act would restrict or prohibit such indemnification.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

The business of Integrity Money Management, Inc., is summarized under "Investment Adviser" in the Statement of Additional Information constituting Part B of this Registration Statement, which summary is incorporated herein by reference.

The information required by this Item 26 with respect to each director, officer or partner of the Registrant’s adviser, Integrity Money Management, Inc., is incorporated by reference to Form ADV filed by Integrity Money Management, Inc., with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-33131).

The information required by this Item 26 with respect to each director, officer or partner of the Registrant's sub-adviser, SMH Capital Advisors, Inc., is incorporated by reference to Form ADV filed by SMH Capital Advisors, Inc., with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-54089).

The information required by this Item 26 with respect to each director, officer or partner of the Registrant's sub-adviser, All Season Financial Advisors, Inc., is incorporated by reference to Form ADV filed by All Season Financial Advisors, Inc., with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-16626).

ITEM 27. PRINCIPAL UNDERWRITERS.
(a)

The principal underwriter of the Trust's shares, Integrity Funds Distributor, Inc., currently acts as a principal underwriter, depositor or investment adviser for the following other investment companies:

Integrity Managed Portfolios ND Tax-Free Fund, Inc. Montana Tax-Free Fund, Inc. Integrity Fund of Funds, Inc.
Integrity Funds Distributor, Inc., is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers.
(b)	The information required by the following table is provided with respect to each director, officer or partner of each principal underwriter named in the response to Item 20.
	NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
	Mark R. Anderson 1 North Main Street Minot, North Dakota 58703	President	None
	Peter A. Quist 1 North Main Street Minot, North Dakota 58703	Vice President Secretary Director	Vice President Secretary
	John Carlson 1 North Main Street Minot, North Dakota 58703	Treasurer	None
(c)	Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of the Registrant or Integrity Funds Distributor, Inc., each of which is located at 1 North Main Street, Minot, North Dakota 58703; SMH Capital Advisors, Inc., 600 Travis, Houston, Texas 77002, the sub-adviser to the Integrity High Income Fund and the Integrity All Season Fund; and All Season Financial Advisors, Inc., 731 Sherman Street, Denver, CO, 80203, sub-adviser to the Integrity All Season Fund. Records relating to the duties of the Registrant's custodian are maintained by Wells Fargo Bank, NA, 801 Nicollet Mall, Suite 700, Minneapolis, MN.

ITEM 29. MANAGEMENT SERVICES.
Not Applicable.
ITEM 30. UNDERTAKINGS.
Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of the Registrant or Integrity Funds Distributor, Inc., each of which is located at 1 North Main Street, Minot, North Dakota 58703; SMH Capital Advisors, Inc., 600 Travis, Houston, Texas 77002, the sub-adviser to the Integrity High Income Fund and the Integrity All Season Fund; and All Season Financial Advisors, Inc., 731 Sherman Street, Denver, CO, 80203, sub-adviser to the Integrity All Season Fund. Records relating to the duties of the Registrant's custodian are maintained by Wells Fargo Bank, NA, 801 Nicollet Mall, Suite 700, Minneapolis, MN.

ITEM 29. MANAGEMENT SERVICES.
Not Applicable.
ITEM 30. UNDERTAKINGS.
Not Applicable.

EXHIBITS

(d)	(1)	(vi)	Amended and Restated Investment Advisory Agreement between Registrant and Integrity on behalf of the Integrity All Season Fund
	(2)	(ii)	Amended and Restated Sub‑Investment Advisory Agreement between All Season Financial Advisors, Inc. and Integrity on behalf of the Integrity All Season Fund
(g)			Custodian Agreement with Wells Fargo Bank, Minnesota, N.A. on behalf of all Series
(h)	(1)		Transfer Agency Agreement between Registrant and Integrity Fund Services, Inc. on behalf of all Series
	(2)		Administration and Account Services Agreement between Registrant and Integrity Fund Services, Inc. on behalf of all Series
(i)	(7)		Consent of Chapman and Cutler LLP
(j)			Consent of Independent Auditors—Brady, Martz & Associates
(m)	(1)	(iv)	Shareholder Services Plan for the Integrity High Income Fund
(p)			Code of Ethics
(z)			Power of Attorney Authorization